Filed pursuant to Rule 497

Registration No. 333-216457

BLACKSTONE REAL ESTATE INCOME FUND II

ADVISOR CLASS I COMMON SHARES OF BENEFICIAL INTEREST

The Fund. Blackstone Real Estate Income Fund II (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is a “feeder” fund in a “master-feeder” structure.

Investment Objective. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

Investment Strategies. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective as the Fund. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, commercial mortgage-backed securities, mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities and other residential credit) and equity interests in collateralized debt obligation vehicles, collateralized loan obligation vehicles, real estate investment trusts, listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund may invest in securities of any credit quality.

Investing in the Fund’s Shares (as defined below) involves a high degree of risk. You could lose some or all of your investment. An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks. See “Risk Factors” beginning on page 48 of this Prospectus.

The Fund’s common shares of beneficial interest, par value $0.001, are offered in multiple classes. This Prospectus applies only to the offering of Advisor Class I Shares (the “Shares” or “Advisor Class I Shares”), in the Fund. Advisor Class I Shares are offered on a continuous basis at the then net asset value per share, as described in this Prospectus. The Fund has registered under the Securities Act of 1933, as amended, $355,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person or shareholder of the Fund will have the right to require the Fund to redeem any Advisor Class I Shares and the Advisor Class I Shares will have very limited liquidity, as described in this Prospectus. The Shares are sold in large minimum denominations solely to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended, and are restricted as to transfer. See “Subscription for Shares.”

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference.

	Price to Public	Proceeds to Fund

Per Advisor Class I Share (1)	At Current NAV	Amount Invested at Current NAV
Total	Up to $355,000,000	Up to $355,000,000(2)

(1)	The Advisor Class I Shares are offered on a continuous basis at the then net asset value per share. The Advisor Class I Shares are not subject to a sales load. See “Subscription for Shares—The Offering” below.
(2)	Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.

Prospectus dated May 1, 2018

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor for the Advisor Class I Shares and serves in that capacity on a best efforts basis, subject to various conditions.

Derivatives. The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of effective leverage. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options or options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

Leverage. Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments.

The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps (collectively, “Effective Leverage”) in an aggregate amount of up to 33  1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Non-Investment Grade Debt. The Master Fund invests in instruments of varying credit quality and may invest in instruments of any credit quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

Investment Manager. Blackstone Real Estate Income Advisors L.L.C. is the investment manager (the “Investment Manager”) of the Fund and the Master Fund. The Investment Manager is an affiliate of The Blackstone Group L.P. (together with its affiliates, “Blackstone”), which is a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles).

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Amended and Restated Agreement and Declaration of Trust of the Fund dated as of December 17, 2013, as may be amended or supplemented from time to time (the “Fund Declaration of Trust”), as well as any terms and conditions contained in any subscription documents that you enter into for the Shares.

Investments in the Fund may be made only by “Qualified Investors” as defined in this Prospectus. See “Subscription for Shares—Qualified Investors.”

An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares are not listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund Declaration of Trust.

•	Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•	Shares will not be redeemable at a shareholder’s option. As a result, a shareholder may not be able to sell or otherwise liquidate his or her Shares. See “Risk Factors—Liquidity Risks.”

•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated May 1, 2018, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, and the Fund’s annual and semi-annual reports, without charge by writing to or calling State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), at One Heritage Drive, North Quincy, MA 02171, Attention: Blackstone Real Estate Income Fund II or 1-855-890-7725. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 120 of this Prospectus. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its Common Shares. Additionally, the SAI, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on Blackstone’s website (http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds). This reference to Blackstone’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate Blackstone’s website into this Prospectus. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov).

No broker-dealer, salesperson, or other person is authorized to give a shareholder any information or to represent anything not contained in this Prospectus. As a shareholder, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all shareholders in aggregate) required to be purchased in this offering. Amounts received from potential shareholders in the Fund will be held in a non-interest-bearing escrow account until the applicable closing for that monthly investment period.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospective shareholders should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective shareholder should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

i

Prospectus Summary

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in the Advisor Class I Shares of Blackstone Real Estate Income Fund II (the “Fund”). Before investing, a prospective shareholder in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective shareholder.

The Fund	Blackstone Real Estate Income Fund II is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is a “feeder” fund in a “master-feeder” structure. The Fund invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”).

The Fund is offering common shares of beneficial interest, par value $0.001 (the “Shares”). The Fund operates pursuant to an exemptive order that has been granted by the Securities and Exchange Commission (the “SEC”) permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Advisor Class I Shares. The fees and expenses of other classes of Shares may vary from those of the Advisor Class I Shares (which may affect performance) and will be offered under a different prospectus or prospectuses. The Shares have equal rights and privileges with each other. See “Shareholder Eligibility” and “Subscription for Shares.”

The Master Fund	The Master Fund is a Delaware statutory trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective as the Fund. The Master Fund may have shareholders in addition to the Fund from time to time (including Blackstone Real Estate Income Fund) that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective	The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

Investment Strategies

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which then invests in a broad range of real estate-related debt investments. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, commercial mortgage-backed securities (“CMBS”), mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities (“RMBS”) and other residential credit) and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized loan obligation vehicles (“CLOs”), real estate investment trusts

(“REITs”), listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a real estate mortgage investment conduit (“REMIC”). Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage (as defined below). The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options and options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the U.S. Securities and Exchange Commission (the “SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund invests in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

Use of Proceeds	The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund. The Investment Manager expects that substantially all of the Master Fund’s assets will be invested within approximately three months of receipt of any proceeds from any sales of Shares.

Leverage	Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments. Common shareholders bear all costs and expenses incurred by the Fund, including such costs and expenses associated with any leverage incurred by the Fund.

The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy; such form of leverage is considered senior securities under the 1940 Act and is subject to the Master Fund’s leverage limit. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, credit default swap indices, options and certain currency instruments (collectively, “Effective Leverage”) in an aggregate amount of up to 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limit of 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Investment Manager

Blackstone Real Estate Income Advisors L.L.C. is the investment manager (the “Investment Manager”) of the Fund and the Master Fund. The Investment Manager is an affiliate of The Blackstone Group L.P. (together with its affiliates, “Blackstone”), a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles).

Management Fee	On a quarterly basis, the Master Fund pays the Investment Manager a management fee (the “Management Fee”) in arrears that accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Investment Manager has undertaken several temporary measures to waive its fees and/or reimburse certain expenses of the Fund and the Master Fund, including entering into an Expense Limitation and Reimbursement Agreement and temporarily reducing its Management Fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion).

In light of the Investment Manager’s arrangements with the Master Fund and the fact that the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, the Investment Manager will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of another registered investment company, including the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for management services provided by the Investment Manager to the Fund and the Master Fund (without duplication).

Incentive Fee

The Master Fund pays the Investment Manager a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund’s investment management agreement (the “Master Fund Investment Management Agreement”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, and without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund. For a detailed description of the calculation of the Incentive Fee and an example of its calculation, see “Management of the Fund—Investment Manager—Incentive Fee.”

Shareholder Eligibility	The Shares are sold in large minimum denominations solely to “qualified clients” (“Qualified Investors”) within the meaning of Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are restricted as to transfer. An individual will generally be considered a Qualified Investor if immediately prior to their subscription they have (i) at least $1 million under the management of the Investment Manager or (ii) at least $2.1 million net worth.

If they are Qualified Investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules as such rules may apply to the operation of the Fund. Thus, the Investment Manager should not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “Certain ERISA Considerations.” Prospective investors should consult with their own advisors as to the consequences of making an investment in the Fund.

Minimum Investment	The minimum initial investment in the Fund by a shareholder is $25,000, and the minimum subsequent investment in the Fund by a shareholder is $5,000. However, the Fund or the Investment Manager may waive these requirements from time to time for certain investors.

Subscription for Shares	Advisor Class I Shares are being offered on a continuous basis with monthly opportunities for Advisor Class I Share purchases at the then net asset value per Share, as described in this Prospectus. The Fund, under the supervision of the Fund’s board of trustees (each, a “Trustee”) (the “Board” or the “Board of Trustees”), may sell Shares to new shareholders and may allow existing shareholders to purchase additional Advisor Class I Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

The full subscription amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Advisor Class I Share purchase. However, in the Fund’s discretion, subscription amounts received after this deadline

(but before the effective date of the Advisor Class I Share purchase) may be accepted. Advisor Class I Shares are issued at the net asset value per Share as of the effective date of the Advisor Class I Share purchase. Notice of each Advisor Class I Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven Business Days after the Fund’s net asset value is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net asset value applicable on the effective date of the Share purchase, the net asset value applicable to a purchase of Advisor Class I Shares will be available generally within fifteen Business Days after the effective date of the Advisor Class I Share purchase; at that time, the number of Advisor Class I Shares based on that net asset value and each shareholder’s purchase will be determined and Shares are credited to the shareholder’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective shareholder must complete the subscription documents, in which the shareholder must certify, among other things, that he or she is a Qualified Investor and meets other requirements for investment. In order for a purchase to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Advisor Class I Shares are to be issued.

However, in the Fund’s discretion, subscription documents received after this deadline (but before the effective date of the Advisor Class I Share purchase) may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor	Blackstone Advisory Partners, L.P. (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Advisor Class I Shares are not subject to a sales load. Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor.

Distributions; Automatic Dividend Reinvestment Plan	As of the date of this prospectus, the Fund has and expects to continue to pay distributions on the Shares at least quarterly in amounts representing substantially all of its net investment income, if any. The Fund will pay substantially all taxable net capital gain realized on investments at least annually. Quarterly distributions may also include net realized capital gains. See “Distributions.”

For distributions made with respect to quarters that do not correspond to the end of a fiscal year, net investment income excludes the effect of Incentive Fees payable to the Investment Manager with respect to realized and unrealized gains on the value of the Master Fund’s investments, which are determined and paid as of the end of a fiscal year and fluctuate from period to period until such time.

As described below, distributions and capital gain distributions paid by the Fund are reinvested in additional Shares unless a shareholder “opts out” (elects not to reinvest in Advisor Class I Shares). Shareholders may opt out by indicating that choice on the subscription documents. Shareholders may also change their election at any time by providing a written notice to the Administrator (as defined below). Shares purchased by reinvestment are issued at their net asset value determined on the next valuation date following the ex-dividend date (generally, one of the last Business Days of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain dividends) are automatically reinvested by the Fund in additional Shares. Election not to participate in the Plan and to receive all distributions and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator in accordance with the Plan.

Fund Expenses

The Fund bears its own expenses, including, but not limited to, all expenses of operating the Fund; fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest and other expenses incurred in respect of Fund borrowings and guarantees; its Board of Trustees; legal services, audit services, tax preparation, investment banking, commissions, risk management, reporting, insurance, indemnification and litigation-related expenses, compliance-related matters and regulatory filings (including, without limitation, expenses relating to the preparation and filing of Form PF, Form ADV, reports to be filed with the CFTC, reports, disclosures, and/or other regulatory filings of the Investment Manager and its affiliates relating to their activities (including our pro rata share of the costs of the Investment Manager and its affiliates of regulatory expenses that relate to us and other Blackstone accounts)); internal administrative and/or accounting expenses and related costs or charges specifically attributable to the Fund’s activities; other expenses associated with the acquisition, holding, monitoring, and disposition of investments; certain technology costs, including hardware and software; tax and other operational expenses, such as broker-dealer expenses; extraordinary expenses; expenses of loan servicers and other service providers; and the costs and expenses of any litigation involving the Fund or entities in which it has an investment. The Fund also bears indirectly its pro rata share of the Master Fund’s expenses. The Fund also bears the expenses incurred in connection with the offering and sale of Shares and, indirectly, the other expenses of the Master Fund, including the Management Fee and the Incentive Fee. The Investment Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s Specified Expenses (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to 0.35% of net assets (annualized), subject to recapture by the Investment Manager if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the expense cap or any other expense limitation agreement then in effect at the time of the waiver or reimbursement with respect to the Specified Expenses. This arrangement cannot be terminated prior to December 31, 2018 without the Board’s consent.

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager).

Master Fund Expenses	The Master Fund bears its own fees and expenses, including the Management Fee and the Incentive Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees and expenses of, any portfolio holding and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets. These expenses are borne on an indirect pro rata basis by the Fund and any other feeder funds to the Master Fund, and therefore also by shareholders on a pro rata basis.

Repurchases	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund do not have the right to redeem their Shares on a daily basis. In addition, subject to limited exceptions, the Fund’s Shares are not transferable and liquidity is available only through limited tender offers described below. An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Liquidity Risks.”

No shareholder will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager. The Investment Manager expects that generally it will recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any shareholders have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 10-25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. For illustrative purposes, a shareholder who acquired Shares on April 1 will not incur an Early Withdrawal Fee for participating in a repurchase offer that has a Tender Valuation Date (as defined below) of March 31 of the following year (or anytime thereafter). The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances. If the aggregate Shares tendered by shareholders in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering shareholders will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of a shareholder’s Shares if the Board deems it advisable to do so. See “Repurchases and Transfers of Shares—Forced Redemption” for additional information.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days. For more information concerning repurchases, see “Risk Factors—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Transferability of Shares	There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion.

Transfers of Shares effected without compliance with the Fund Declaration of Trust will not be recognized by the Fund.

Valuations	The net asset value of each of the Fund and the Master Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because the Fund invests substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s portfolio. The net asset value of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation policies and procedures established by the Board.

The Master Fund’s investments for which market quotations are readily available are generally valued based on market value. Market values for domestic and foreign securities are normally determined on the basis of quotations provided from independent pricing sources (e.g., pricing vendors and broker-dealers). For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” on page 103.

Allocation of Investment Opportunities

Certain other funds or vehicles advised by the Investment Manager or any of its affiliates that are managed as part of the Blackstone Real Estate Debt Strategies (“BREDS”) program have investment objectives or guidelines that overlap with those of the Fund or the Master Fund, in whole or in part (and future funds or vehicles advised by the Investment Manager or any of its affiliates may also have overlapping investment objectives or guidelines). Investment opportunities that fall within such common objectives or guidelines will generally be allocated among the Master Fund and such Other Blackstone Vehicles (as defined below) on a basis that the Investment Manager, and/or any such affiliates, determine to be fair and reasonable in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager and/or its affiliates (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a CMBS investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion).

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments or enter into other transactions alongside the other BREDS Vehicles (as defined below). There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive investment opportunities.

Summary of Tax Matters	The Fund has qualified to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. (See “Tax Considerations” below). There can be no assurance that the Fund will so qualify and be eligible.

The Master Fund intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two shareholders. As a result, the Master Fund will itself generally not be subject to U.S. federal income tax. Rather, each of the Master Fund’s shareholders, including the Fund, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Fund’s items of income, gain, loss, deduction and credit. See “Tax Considerations” below.

Under the Plan, shareholders may elect to have their distributions reinvested in Shares. Shareholders subject to U.S. federal income tax generally are required to recognize the full amount of the distribution (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports	The Fund distributes a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period.

Exculpation, Indemnification, etc.	Under each of the Fund Declaration of Trust and the Master Fund’s Agreement and Declaration of Trust, as may be amended or supplemented from time to time (the “Master Fund Declaration of Trust”), each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers and the Investment Manager and its affiliates (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall not have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in or not opposed to the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Fund Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s position. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

In addition, in the event of any request to hold harmless or indemnify any person as permitted under §17(h) and (i) of the 1940 Act, including (i) where liability has not been adjudicated, (ii) where the matter has been settled, or (iii) in situations involving an advancement of attorney’s fees or other expenses, the Fund will follow SEC policy regarding such matters, including such policy as set forth in Release No. 11330, so long as the interpretation of § 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Administrator	Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with State Street Bank and Trust Company (in such capacity, the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (i) maintaining corporate and financial books and records of the Fund and the Master Fund, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor	The Distributor is the principal underwriter and distributor of the Advisor Class I Shares and serves in that capacity on a best efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor.

The Fund pays the Distributor an ongoing fee (the “Service Fee”) that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Advisor Class I Shares. The Service Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Service Fee to the selling agents that sell Advisor Class I Shares. Payment of the Service Fee is governed by the Fund’s Service Plan. See “Subscription for Shares—Distribution Arrangements” below.

The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts.

Transfer Agent	State Street Bank and Trust Company.

Independent Registered Public Accounting Firm	Deloitte & Touche LLP.

Custodian	State Street Bank and Trust Company (in such capacity, the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to an agreement between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year	The Fund’s fiscal year is the 12-month period ending on December 31st.

Selected Risk Considerations	The Fund’s and the Master Fund’s investment program is speculative and entails substantial risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risk Factors” before purchasing our Shares in this offering.

Principal risks associated with investing in the Fund include, but are not limited to, the following:

•	Shareholders may lose capital and/or the Fund may fail to effectively achieve its investment objective.

•	The Shares are not traded on any securities exchange or other market and are subject to restrictions on transfer.

•	The Master Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, to the extent the Master Fund is invested in securities of a limited number of issuers, its investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of issuers.

•	Expenses exist at the Fund level and, without duplication, at the Master Fund level. In addition, the Master Fund pays the Investment Manager an Incentive Fee.

•	As described in this Prospectus, the Master Fund incurs leverage, which could magnify significantly the potential volatility of the Shares.

•	The Fund’s qualification as a RIC under the Code may in some cases prevent the Master Fund from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

•	The success of the Investment Manager depends, in large part, upon the skill and expertise of the management of certain key personnel.

•	As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment which may preclude the Master Fund from trading in the securities of those issuers.

•	The ability of the Master Fund to capitalize on attractive investment opportunities and realize attractive risk-adjusted returns may be adversely affected by Blackstone’s management of other real estate-related debt funds and vehicles with overlapping investment objectives.

•	Legal, tax and regulatory changes could occur that may adversely affect the Fund or the Master Fund.

•	The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized in a foreign jurisdiction, through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders. References to the Master Fund in this Prospectus are deemed to include any subsidiary wholly-owned by the Master Fund.

Because the Fund, through its investment in the Master Fund, invests in the real estate debt sector, shareholders are subject to additional risks including, but not limited to, the following:

•	The real estate debt sector is a highly competitive market for investment opportunities.

•	Any deterioration of the real estate industry may negatively impact the performance of the Master Fund.

•	The Master Fund’s investments are subject to general risks associated with real estate-related debt investments generally and prevailing economic conditions, as well as particular risks associated with debt investments.

•	While the Master Fund invests primarily in “performing” real estate-related debt investments, investments acquired by the Master Fund may be at the time of their acquisition, or may become after acquisition, “sub-performing” or “non-performing” for a wide variety of reasons.

•	Investments by the Master Fund in fixed rate and floating rate CMBS entail credit risk (i.e., the risk of non-payment of interest and principal) and market risk (i.e., the risk that interest rates, supply demand fundamentals and other factors could cause the value of the instrument to decline).

•	Default risk may be pronounced in the case of single-issuer CMBS or CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.

•	To the extent the Master Fund invests in subordinated pools or tranches of CMBS, the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of CMBS.

•	To the extent underlying default rates increase with respect to the mortgage loans in which the Master Fund invests, the performance of the Master Fund investments in any such CMBS pools or similar structured products may be adversely affected.

•	The Master Fund’s corporate and other private debt investments may be subject to various risks, including prepayment and interest rate risks, as well as the risks associated with an issuer’s unwillingness or inability to repay principal and interest in a timely manner and an issuer’s inability to access capital markets, which may be magnified for debt securities of below investment grade quality.

•	The Master Fund’s residential credit investments (including RMBS) are subject to various risks, including credit, market, interest rate, structural and legal risks, which may be magnified by volatility in the economy and in real estate markets generally.

•	The Master Fund utilizes a variety of derivative financial instruments for both investment and risk management purposes, the use of which is a highly specialized activity that may entail greater than ordinary investment risks including, among others, particular risks associated with counterparty failure, heightened risks associated with inherent leverage in certain derivative instruments, heightened volatility and asymmetric duration or term risk, as well as other legal and regulatory risks.

•	To the extent the Master Fund invests in mezzanine loans, subordinated debt or other similar debt instruments that are junior in an issuer’s capital structure, in the case of a borrower default, such investments would not be repaid until the senior indebtedness is satisfied and therefore expose the Master Fund to greater risk of loss. In such circumstances, the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

•	The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

•	To the extent the Master Fund invests in commercial mortgage loans or other real estate debt investments secured by real property, such investment will be subject to risks of delinquency, default and foreclosure, which may adversely affect the Master Fund’s return on such investment.

•	The liquidity of the Master Fund’s investments varies by type of security and due to market conditions, and at certain times the Master Fund may encounter difficulty in disposing of such investments.

•	An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

•	Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates.

•	The Master Fund has the ability to invest in securities that are publicly traded and are therefore subject to the risks inherent in investing in public securities.

•	The debt securities in which the Master Fund invests may include secured or unsecured debt, which may be subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured.

•	Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity, which could increase risk of loss and/or adversely affect the value of investments held by the Master Fund.

•	Any further changes to monetary policy and other related developments in the United States and elsewhere could affect interest rates generally, which would impact the value of the Master Fund’s fixed income investments and make it relatively more difficult for borrowers to meet their financial obligations, which could increase underlying default risk relating to certain debt investments held by the Master Fund.

•	The Master Fund’s investments in structured products are subject to a number of risks, including risks related to the fact that the structured products are leveraged.

•	The Master Fund’s investments are subject to additional risks, including risks relating to the securitization process and risks that service providers may take action that are adverse to the Master Fund’s interests or otherwise fail to effectively perform their duties relating to such investment.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective shareholder should invest in the Fund only if it can sustain a complete loss of its investment. See “Risk Factors” beginning on page 48 of this Prospectus.

Selected Conflicts of Interest

Various potential and actual conflicts of interest may arise from the overall investment activities of Blackstone, the Investment Manager and their affiliates and the participation of the Fund and the Master Fund as part of the BREDS program, which includes a number of funds, vehicles and/or accounts that have investment objectives that overlap, in whole or in part, with those of the Fund and the Master Fund. The following is a summary of some of these conflicts of interest. It is not complete and you should read and consider carefully the more complete list of conflicts of interest described below under “Conflicts of Interest” before purchasing Shares in this offering.

Some of the conflicts of interest associated with the Fund and the Master Fund include, but are not limited to, the following:

•	The Incentive Fee creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

•	During periods when the Master Fund is using leverage, the fees paid to the Investment Manager will be higher than if the Master Fund did not use leverage because the fees paid will be calculated on the basis of the Master Fund’s Managed Assets, which includes assets obtained through the use of leverage. As such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest.

•	Blackstone may have relationships with, render services to or engage in transactions with, government agencies and/or issuers or owners of securities that are, or are eligible to be, investment opportunities for the Master Fund. As a result, employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments.

•	Blackstone currently sponsors a variety of Other Blackstone Vehicles (and may in the future sponsor additional funds and vehicles) that may compete with the Master Fund for investment opportunities, which may make it relatively more difficult for the Master Fund to effectively execute attractive investment opportunities.

•	The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments.

•

The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for both the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. The Fund and the Master Fund are currently seeking investment relief from the SEC to engage in co-investment transactions with affiliates of the Investment Manager. However, there can be no assurance that the Fund and the Master Fund will obtain such exemptive relief. Even if the Fund and the Master Fund receive exemptive relief, the Investment Manager’s affiliates will not be obligated to offer the Fund or the Master Fund the right to participate in any transactions originated by them.

The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. See “Conflicts of Interest—Investments in Which Other Blackstone Vehicles Have a Different Principal Investment.”

•	Blackstone may structure an investment as a result of which one or more Other Blackstone Vehicles, including the BREDS Vehicles, or vehicles are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund and may face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to such Other Blackstone Vehicles and the Master Fund, or otherwise may result in different actions being taken with respect to such other funds, including in circumstances of shared investments, provided, however, that any such investment will be structured in accordance with Section 17(d) under the 1940 Act and Rule 17d-1 thereunder.

•

To the extent the Master Fund makes or has an investment in, or, through the purchase of debt investment becomes a lender to, a company in which another Blackstone fund or vehicle has a debt or equity investment, or if another Blackstone fund or vehicle participates in a separate tranche of a fundraising with respect to an investment, Blackstone may have conflicting loyalties between its duties to the Master Fund and to other affiliates. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund and thus the Fund.

•	Blackstone generally makes investment and disposition decisions on behalf of the Master Fund and the Other Blackstone Vehicles independently and without regard to the investment activities of such other funds and vehicles, and there can be no assurance that actions taken with respect to the Master Fund and/or the Other Blackstone Vehicles may not result in the funds acquiring and exiting investments at different times and on different terms.

•	Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities and may otherwise limit the investment flexibility of the Master Fund.

For a more detailed discussion of risk factors and potential conflicts of interest, see “Risk Factors” and “Conflicts of Interest.”

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Advisor Class I Shares. This information is based on the Fund’s fees and expenses for the fiscal year ending December 31, 2017. Shareholders in the Fund will bear indirectly fees and expenses of the Master Fund, which is reflected in the following table and the examples below. The fees paid by the Fund and the Master Fund are described below in the section “Management of the Fund—Investment Manager—Management Agreement.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	None

Maximum Early Withdrawal Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund attributable to Advisor Class I Shares):

Management Fee(3)	1.98%

Service Fee(4)	0.25%

Interest Expense(5)	0.91%

Other Expenses(6)	0.56%

Incentive Fee(7)	1.54%

Total Annual Expenses	5.24%

(1)	The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares are also offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.
(2)	The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2.00% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.
(3)	The Fund’s annual contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with the Investment Manager is 1.50% of the Fund’s Managed Assets and is payable quarterly; however, pursuant to the Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Fund and the Master Fund. The Management Fee is payable by the Master Fund pursuant to the Master Fund Investment Management Agreement, which is borne indirectly by shareholders as a result of the Fund’s investment in the Master Fund. The amount shown in the table represents the portion of the Management Fee paid by the Master Fund that is indirectly borne by the Fund.

The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Investment Manager has temporarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the

Master Fund’s Managed Assets, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion). For purposes of this table, we have not applied the fee waiver and assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., approximately 24.3% of its total assets). If we applied the fee waiver but used the same leverage assumption, the Management Fee would be 0.99%. If the Master Fund were to use a higher level of leverage, the Fund’s indirect Management Fee expense would increase.

(4)	The Fund pays the Distributor a Service Fee that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Advisor Class I Shares for services to investors. The Service Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Service Fee to the selling agents that sell Advisor Class I Shares. The Service Fee is governed by the Fund’s Service Plan. The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to this exemption, the ongoing Service Fee payments made by the Fund are governed by FINRA Rule 2341. This is the rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. See “Subscription for Shares—Distribution Arrangements” below.
(5)	The Fund bears indirectly its pro rata share of the Master Fund’s expenses, including in connection with use of leverage. For purposes of this table, we have assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., 24.3% of its total assets), at an annual interest rate of 2.83%, the weighted average interest rate of the Fund’s borrowing during the year ended December 31, 2017. The Master Fund may use various forms of leverage, which may result in different expenses than those estimated above. The actual amount of expense borne by the Master Fund will vary over time in accordance with the level of the Master Fund’s use of leverage and variations in market conditions.
(6)	“Other Expenses” are based on Fund average net assets of $0.06 million and expenses incurred during the fiscal year ended December 31, 2017. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, FINRA filing fees, printing fees, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs, fees and expenses related to subsidiaries, and other expenses that the Fund bears directly and indirectly through the Master Fund, taking into account the expense cap described below.

Through December 31, 2018, the Investment Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Investment Manager, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. This arrangement cannot be terminated prior to December 31, 2018 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). See “Management of the Fund—Expense Limitation Undertaking.”

(7)	The Master Fund pays the Investment Manager a performance-based Incentive Fee promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund Investment Management Agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, without duplication for any Incentive Fees paid during such fiscal year.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in the Shares, assuming (i) the maximum sales load, (ii) total annual expenses (excluding incentive fee) of 3.70% of net assets attributable to the Shares in years one through ten (which assumes the Fund’s use of leverage through Borrowings in an aggregate amount equal to 24.3% of the Fund’s total assets) and (iii) a 5% annual return and the incentive fee that would result from such a return. The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$41	$125	$210	$430

The “Example” is based on the expenses set forth in the table above, including the Incentive Fee, and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% gross return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

Financial Highlights

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the year ended December 31, 2017 (the “Annual Report”), which have been audited by Deloitte & Touche LLP (“Deloitte”).

Deloitte’s report, along with the Fund’s financial statements, is included in the Annual Report. The information provided below should be read in conjunction with the Annual Report and the notes accompanying the report. The Annual Report has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov, and is also available upon request by calling 1-855-890-7725. The Fund’s financial statements for the year ended December 31, 2017 are incorporated by reference into the Fund’s SAI, dated May 1, 2018, which is available upon request.

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Advisor—Class I
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$956.41	$1,009.08	$1,003.21	$1,000.00
Income From Investment Operations:
Net investment income(b)	49.65	42.85	33.25	13.60
Net realized and unrealized gain (loss)	34.53	(28.16)	18.85	10.86

Net income from investment operations	84.18	14.69	52.10	24.46

Less Distributions:
Distribution of net investment income to shareholders	(45.15)	(67.36)	(41.08)	(21.25)

Distribution of net realized capital gains to shareholders	—	—	(5.15)	—

Total Distributions	(45.15)	(67.36)	(46.23)	(21.25)

Early Withdrawal Fees	—	—	—	—

Net Asset Value, End of Period	$995.44	$956.41	$1,009.08	$1,003.21

Total Return on Net Asset Value	8.90%	1.60%	5.20%	2.45	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees(e)	4.19%	4.33%	4.36%	4.56	%(d)
Allocated Incentive Fees to average net assets of the Fund	1.54%	0.43%	0.94%	0.54	%(d)

Total expenses to average net assets for the Fund before reimbursement from Investment Manager(e)	5.73%	4.76%	5.30%	5.10	%(d)

Reimbursement from Investment Manager(f)	(1.09)%	(1.11)%	(1.38)%	(1.36	)%(d)

Total expenses to average net assets for the Fund after reimbursement from Investment Manager(e)	4.64%	3.65%	3.92%	3.74	%(d)

Net investment income gross of Incentive Fees to average net assets for the Fund	6.55%	4.86%	4.17%	2.34	%(d)

Net investment income to average net assets of the Fund	5.01%	4.43%	3.23%	1.80	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$60	$55	$54	$51

Portfolio turnover(g)	85%	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.
(e)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Fund and the Master Fund.
(g)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

Blackstone Real Estate Income Master Fund

Consolidated Financial Highlights

	Year Ended 12/31/2017		Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014(a)
Total Return on Net Asset Value	9.20%		1.24%		5.55%		2.43	%(b)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	3.81	%(c)	3.96	%(c)	3.76	%(c)	3.57	%(d)
Incentive Fees	1.54%		0.44%		0.83%		0.52	%(d)

Expenses before waiver from Investment Manager	5.35	%(c)	4.40	%(c)	4.59	%(c)	4.09	%(d)

Management Fees waiver from Investment Manager	(1.06)%		(1.11)%		(1.12)%		(0.48	)%(d)

Net expenses after waiver from Investment Manager	4.29%		3.29%		3.47%		3.61	%(d)

Net investment income excluding Incentive Fees	6.53%		4.96%		4.50%		2.49	%(d)

Net investment income	4.99%		4.52%		3.67%		1.97	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$941,374		$959,932		$829,981		$547,179

Portfolio turnover	85%		26%		41%		31	%(e)

(a)	For the period April 1, 2014 (commencement of investment operations) to December 31, 2014.
(b)	Total Return has not been annualized.
(c)	Includes interest expense on securities sold short and reverse repurchase agreements of 1.40%, 1.49% and 1.26%, respectively, for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively.
(d)	Financial ratios have been annualized.
(e)	Percentage represents the results for the period presented and has not been annualized.

Reverse Repurchase Agreements

The Master Fund enters into reverse repurchase agreements from time to time for the purpose of creating leverage. In a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price (which includes embedded interests) and date, under the terms of a Master Repurchase Agreement (“MRA”). The Master Fund’s repurchase obligation is secured by the security it has delivered to the counterparty. The Master Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Master Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of securities and/or other instruments purchased by the Master Fund with the proceeds received by the Master Fund in connection with such reverse repurchase agreements may decline below the market value of the securities the Master Fund is obligated to repurchase under such reverse repurchase agreements. They also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Master Fund. The Master Fund’s use of reverse repurchase agreements also subjects the Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail similar risks as over-the-counter derivatives. These include the risk that the counterparty to the agreement may not be able to fulfill its obligations, including, for example, if the value of the securities subject to repurchase exceed the Master Fund’s liability under the reverse repurchase agreement, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2017, the face value of open reverse repurchase agreements was $363,410,106. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2017 was approximately $392,250,958 at a weighted average daily interest rate of 2.83%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The following table (as of December 31, 2017) presents the Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRA’s, as well as the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreement	Collateral Pledged to Counterparty(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(30,508,601)	$30,508,601	$—
RBC (Barbados) Trading Bank Corporation	(188,157,252)	188,157,252	—
RBC Europe Limited	(65,669,309)	65,669,309	—
Royal Bank of Canada	(82,319,017)	82,319,017	—

Total	(366,654,179)	366,654,179	—

(1)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2017 was $480,882,033 and $6,087,274, respectively.

Privacy Policy

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

Blackstone Registered Funds

Privacy Notice

Rev January, 2018

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents about Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund. The Investment Manager expects that substantially all of the Master Fund’s assets will be invested within approximately three months of receipt of any proceeds from any sales of Shares.

Although the Fund invests substantially all of its assets in the Master Fund, it may withdraw funds from the Master Fund and may make investments directly under certain circumstances, including but not limited to circumstances in which shareholders other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See “Investment Objective and Strategies” and “Risk Factors.”

Pending the investment of the proceeds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Fund is a “feeder fund” in a “master-feeder” structure. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets are invested in liquid investments in public and private real estate-related debt, including, but not limited to, CMBS, mortgages, loans, mezzanine and other forms of debt (including RMBS and other residential credit) and equity interests in CDOs, CLOs, REITs, listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund may invest in securities of any credit quality.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical multi-issuer CMBS issuance, one or more mortgage loans of varying size, asset type (including, but not limited to, office, retail, multifamily, hospitality, industrial and single-family rental), and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as Moody’s, S&P, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options and options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund invests in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

Portfolio Investments

CMBS

As part of its investment strategy, the Master Fund invests in multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest received from the pooled loans is paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner. Principal payments are usually handled the same way.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special), all of whom are required to act in accordance with certain “servicing standards.” While the servicing standard may vary, the standard generally requires the servicer to use the same, care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer’s responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated “specially serviced,” the administration is transferred to a special servicer who takes over all the master servicer’s administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated “specially serviced” upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

Commercial Mortgage Loans

The Master Fund invests in whole commercial mortgage loans, including loans structured in a variety of ways that provide different types of risk, reward, and investment experience. The Master Fund may lend money directly to the borrower of such loans, or may acquire loans in secondary market transactions. See “Risk Factors—Commercial Mortgage Loans” for more information regarding the risks associated with the various types of loans that may be owned by the Master Fund.

Generally. Commercial mortgage loans are typically secured by single-family, multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes. The Master Fund invests in B-notes. A B-note is a mortgage loan typically (i) secured by a first mortgage on a commercial property or group of related properties and (ii) subordinated to an A-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining to repay B-note holders after payment to the A-note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments. In addition, a B-note may be in the form of a “rake bond.”

Mezzanine Loans. The Master Fund invests in a variety of “mezzanine” loans, including those that take the form of a bond or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Master Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Master Fund’s mezzanine loan. If a borrower defaults on the Master Fund’s mezzanine loan or debt senior to the Master Fund’s loan, or in the event of a borrower bankruptcy, the Master Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Master Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Residential Credit / RMBS

Generally. The Master Fund invests directly and indirectly in global residential credit investments. Such investments may include performing loans, nonperforming loans, residential mortgage loans and RMBS, which represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential Mortgage Loans. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

RMBS. At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States or in only a few foreign countries. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse political changes, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, foreign laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. See “Investment Objective and Strategies—Portfolio Investments—Residential Credit / RMBS—Credit Risk Transfer Securities.”

Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Government Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency are ownership interests in the underlying mortgage loans. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Government mortgage pass-through securities may include those issued or guaranteed by Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Credit Risk Transfer Securities. Credit risk transfer securities (“CRT securities”) are debt obligations issued by Fannie Mae and Freddie Mac. While the coupon payments are paid by Fannie Mae or Freddie Mac on a periodic basis, the payment of principal is dependent on the performance of loans in a reference pool of RMBS securitized by Fannie Mae or Freddie Mac. As principal on loans in the reference pool are paid, principal payments on the securities are made and the principal balances of the securities are reduced. Consequently, CRT securities mirror the payment and prepayment behavior of the mortgage loans in the reference pool. Unlike agency RMBS, full repayment of the original principal balance of the CRT securities is not secured by residential mortgages or guaranteed by a government sponsored enterprise; rather, “credit risk transfer” is achieved by the government sponsored enterprise issuing unsecured bonds that are entitled to payments based on a pool of residential mortgages. If the reference mortgages in the pool default in an amount in excess of a specified threshold, the principal amount of the CRT securities is written down, reducing the government sponsored enterprise’s payment obligation. By reducing the amount that the government sponsored enterprise is obligated to repay to holders of CRT securities, it is able to offset potential credit losses on the related mortgage loans. CRT securities are used by Freddie Mac and Fannie Mae to transfer the credit risk of residential mortgage pools to the private market while streamlining the securitization process and maintaining control of the underlying residential mortgage pools. While not secured by residential mortgages, CRT securities have similar economic benefits of agency RMBS in that they are issued by a government sponsored enterprise and provide returns based on the performance of a pool of residential mortgages. As an investor in a CRT security, the Master Fund may incur a loss if certain defined credit events occur, including, for certain CRT securities, if the loans in the reference pool experience delinquencies exceeding specified thresholds. The Investment Manager assesses the credit risk associated with CRT securities by assessing the current and expected future performance of the associated reference pool.

Reverse Repurchase Agreements. The Master Fund has entered into reverse repurchase agreements and may in the future enter into additional reverse repurchase agreements. Transactions under such agreements constitute leverage. Under a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price (which includes embedded interests) and date. The Master Fund may enter into such agreements when the Investment Manager believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Master Fund transacts under a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Master Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Master Fund’s assets than would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Transactions under such agreements will be treated as subject to investment restrictions regarding borrowings. If the Master Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Master Fund’s yield.

CMBS Interest-Only Certificates

The Master Fund invests in CMBS interest-only certificates (“IOs”). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Master Fund may not fully recoup its initial investment in such an IO.

REITs and Real Estate-Related Companies

The Master Fund invests in REITS. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate or real estate-related assets (e.g., debt). REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate loans and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. The Master Fund invests in common stock, and may invest in preferred stock, debt securities and convertible securities, issued by REITs. The Master Fund may also invest in real estate corporate debt securities, which consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses.

Asset-Backed Securities

In addition to CMBS, the Master Fund invests in other types of asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

The Master Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Collateralized Debt Obligations

The Master Fund invests in CDOs. CDOs include, among other things, collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of underlying collateral and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Term Loans

The Master Fund invests in term loans to companies in the real estate business. Term loans are secured and may carry variable or fixed interest rates, and monthly or quarterly repayment schedules and include a set maturity date. Lenders of term loans may either hold a senior or subordinated position in payment or lien priority.

Derivatives

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Master Fund enters into such derivative contracts including, but not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps , credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements. The Master Fund may also enter into derivative transactions for any purpose consistent with its investment objective and strategies, including, among others, for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible. Although the Master Fund uses derivative instruments to further its investment objective and strategies, no assurance can be given that the Master Fund will be successful. Derivatives may constitute a form of Effective Leverage of the Master Fund, provided, however, that only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits.

Swap Transactions. Swap agreements are two-party, “bilateral” contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or value derived from the returns) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Master Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Master Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Investment Manager.

Some, but not all, swaps may be cleared or subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. The Master Fund uses interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Master Fund’s holdings. Interest rate swaps involve the exchange by the Master Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Master Fund will only enter into interest rate swaps on a net basis.

If the other party to an interest rate swap defaults, the Master Fund’s risk of loss consists of the net amount of payments that the Master Fund is contractually entitled to receive. The net amount of the excess, if any, of the Master Fund’s obligations over its entitlements will be maintained in a segregated account by the Master Fund’s custodian. The Master Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Manager. If there is a default by the other party to such a transaction, the Master Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

In December 2012, the Commodity Futures Trading Commission (“CFTC”) issued a final rule requiring certain interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In December 2016, the CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Such clearing requirements may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to interest rate swaps, the Master Fund will segregate or otherwise cover its obligations in the amount that is deliverable under the interest rate swap contract.

Total Return Swaps. The Master Fund uses total return swaps for investment purposes. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap may be applied to any underlying asset, but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The total return swaps used by the Master Fund may involve a single underlying asset, or an underlying index, or basket of securities in order to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. Total return swaps may constitute a form of Effective Leverage of the Master Fund, provided, however, that only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to total return swaps, the Master Fund will segregate assets or otherwise cover its obligations to the extent the market value of the total return securities exceeds the collateral posted.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Master Fund enters into credit default swap agreements and may enter into such agreements either as a buyer or a seller. The Master Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Master Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Master Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Master Fund. Thus, the cost to the Master Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Master Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Master Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Master Fund is a seller of protection in a credit default swap and no credit event occurs, the Master Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Master Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Master Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Master Fund is subject to investment exposure on the notional amount of the swap. Thus, the Master Fund bears the same risk as it would bear by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

In December 2012, the CFTC issued a final rule requiring certain index-based credit default swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Master Fund’s ability to use credit default swap transactions as part of its investment strategy.

The Master Fund may invest in synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps on MBS. This includes swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Master Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. In addition, the Master Fund may invest in credit default swap indices (e.g., CDX). A credit default swap index is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. The Master Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to selling a credit default swap, the Master Fund will segregate assets or otherwise cover its obligations for the notional amount of such credit default swap.

Short Sales. The Master Fund has entered into short sales and may in the future enter into additional short sales. A short sale is a transaction in which the Master Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Master Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Master Fund replaces the borrowed security, the Master Fund will incur a loss; conversely, if the price declines, the Master Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged. To the extent that the Master Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is “against the box” to the extent that the Master Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. So-called “naked” short sales are short sales that are not “against the box,” in which case the short seller’s losses could theoretically be unlimited when the short seller is unable for whatever reason to close out its short position.

Futures and Options on Futures. The Master Fund may buy or sell futures contracts that relate to (1) foreign currencies, (2) interest rates, (3) stock indices and other baskets of securities, and (4) individual securities. The Master Fund also may buy and sell, or “write,” options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency, commodity (each a “financial instrument”) or other financial instrument for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking physical delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (with the same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into offsetting futures contracts. The Master Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Master Fund is subject to the credit and performance risk of the counterparties to such contracts.

Certain currency derivatives are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Master Fund’s ability to effectively use currency derivatives.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. For foreign currency exchange contracts, the Master Fund follows the following segregation procedures:

(1)	If the forward is contractually required to cash settle, the Master Fund will segregate the negative market value of the contract less any posted collateral.

(2)	If the forward is not required to cash settle and

(a)	is between a currency pair for which the Investment Manager believes there is a market liquid enough that the Master Fund could readily enter into an offsetting transaction to settle the trade, then the Master Fund will segregate the negative market value of the contract (less any posted collateral); or

(b)	is between a currency pair for which the Investment Manager does not believe there is a market liquid enough that the Master Fund could readily enter into an offsetting transaction to settle the trade, then the Master Fund will segregate the notional amount (i.e., segregate the full settlement amount of the settlement currency) less any posted collateral.

In addition, the Master Fund may also cover the forward with an offsetting forward or a matched trade.

Forward Rate Contracts. The Master Fund may also utilize forward rate contracts. Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the locked rate, the buyer pays the seller the difference between the two rates. If the locked rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Covered Calls. The Master Fund may sell, or “write,” covered calls. In the case of a call option on a common stock or other security, the option is “covered” if the Master Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Master Fund (in accordance with procedures established by the Master Fund’s Board of Trustees) in such amount are segregated by the Master Fund’s custodian) upon conversion or exchange of other securities held by the Master Fund. A call option is also covered if the Master Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that the difference is maintained by the Master Fund in segregated assets determined to be liquid by the Investment Manager as described above.

At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Master Fund writes a call option on a security, the Master Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Master Fund writes a call option, an amount equal to the premium the Master Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Master Fund as realized gains from investments on the expiration date. If the Master Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Master Fund has realized a gain or loss. As the writer of the option, the Master Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

Corporate Bonds and Other Debt Securities. The Master Fund also invests in corporate bonds, debentures and other debt securities of companies in other industries and sectors. Debt securities in which the Master Fund invests may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Master Fund invests in corporate bonds including below investment grade quality (e.g., rated below BBB- by S&P or below Baa3 by Moody’s, or unrated securities that the Investment Manager considers to be their equivalent) (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain nationally recognized statistical rating organizations or “NRSROs.” In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Investment Manager seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Master Fund may have greater difficulty selling these securities. The Master Fund will be more dependent on the Investment Manager’s research and analysis when investing in Non-Investment Grade Bonds. The Investment Manager seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Prospectus. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and yield may have different ratings. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for the Master Fund, and develops its own independent analysis of issuer credit quality.

In the event that a NRSRO or the Investment Manager downgrades its assessment of the credit characteristics of a particular issue, the Master Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality debt securities.

Illiquid Securities. The Master Fund invests in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities may include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Such Rule 144A securities may be deemed illiquid, or liquid if so determined by the Investment Manager in accordance with procedures adopted by the Board. In addition, certain investments of the Fund may become illiquid over time. For instance, certain investments of the Master Fund may be become subject to a ratings downgrade by a NRSRO or cease to be rated, which may reduce the Master Fund’s ability resell the security. To the extent NRSROs are restricted from rating certain CMBS, this could adversely impact liquidity in the CMBS market.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Master Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Master Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Below Investment Grade Securities. The Master Fund’s investments may be rated or determined by the Investment Manager to be “below investment grade” quality. The credit quality of most below investment grade securities reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the CMBS. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of below investment grade securities held by the Master Fund more volatile and could limit the Master Fund’s ability to sell such bonds at favorable prices. In the absence of a liquid trading market for its below investment grade securities, the Master Fund may have difficulties determining the fair market value of such investments.

Fixed-Income Securities. The Master Fund may also invest in other fixed-income securities, including U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Convertible Securities. The Master Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Other Investment Companies. The Master Fund invests a portion of its assets in securities of other open- or closed-end investment companies (including exchange-traded funds or “ETFs”). As a shareholder in an investment company, the Master Fund bears its ratable share of that investment company’s expenses, and remains subject to payment of the Master Fund’s Management Fee with respect to assets so invested. Common shareholders, such as the Fund, are therefore subject to duplicative expenses to the extent the Master Fund invests in other investment companies. The Investment Manager takes expenses into account when evaluating the merits of an investment in an investment company relative to available security investments.

Portfolio Turnover. The Master Fund engages in short-term trading. This means that the Master Fund buys a security and sells that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Master Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity increases the Master Fund’s portfolio turnover rate and generates higher transaction costs due to commissions or dealer markups and other expenses that reduce the Master Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of gains that would reduce the after-tax returns of the Master Fund, and in particular may generate short-term capital gains that when distributed to Fund shareholders are taxed at ordinary income tax rates.

Temporary Investments. During unusual market circumstances, the Master Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Master Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Cayman Islands or Other Foreign Subsidiary. The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized in a foreign jurisdiction through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders.

Leverage

Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps in an aggregate amount of up to 33  1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. During periods when the Master Fund is using leverage, the fees paid to the Investment Manager will be higher than if the Master Fund did not use leverage because the fees paid will be calculated on the basis of the Master Fund’s Managed Assets, which includes assets obtained through the use of leverage. As such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Any leverage incurred by the Master Fund generally has complete priority upon the distribution of assets over the Master Fund’s common shares. The timing of any leverage and the terms of the leverage is determined by the Investment Manager.

The Master Fund has entered into reverse repurchase agreements and may in the future enter into additional reverse repurchase agreements. Transactions under such agreements constitute leverage. When the Master Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Master Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Master Fund’s assets than would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Transactions under such agreements will be treated as subject to investment restrictions regarding borrowings. If the Master Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Master Fund’s yield.

The rights of lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Master Fund, including the payment of distributions in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Master Fund intends to repay the Borrowings.

Certain types of Borrowings result in the Master Fund being subject to covenants in credit, master repurchase and other financing agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Master Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Master Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Master Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Master Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Master Fund to limit its investment in a particular asset class. The Master Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Master Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Master Fund’s portfolio in accordance with the Master Fund’s investment objective and policies.

In a total return swap arrangement, the Master Fund would receive the interest rate and capital gains returns on specified assets, typically fixed income instruments, and in exchange would make payments to the counterparty of the London Inter-Bank Offered Rate (“LIBOR”) plus an agreed-upon spread and would also bear the risk of default for any of the assets. The Master Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap would be counted toward the Master Fund’s Managed Assets. Because the Master Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.

In a securities lending program, the Master Fund would lend debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Master Fund would then reinvest the cash collateral received from the counterparty in accordance with the Master Fund’s investment objective, resulting in a form of leverage.

If Preferred Shares are issued, they would likely pay adjustable rate distributions based on shorter-term interest rates. The adjustment period for Preferred Share distributions could be as short as one day or as long as a year or more. So long as the Master Fund’s portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Master Fund were not leveraged. The Master Fund’s leveraging strategy may not be successful.

The Master Fund Declaration of Trust authorizes the Master Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Master Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Master Fund’s assets. In connection with such borrowing, the Master Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Master Fund, immediately after any such Borrowings, must have “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Master Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Master Fund. In addition, the Master Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Master Fund’s asset coverage is at least 300%. The Master Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Master Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s Borrowings would thereby exceed 33  1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Master Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Master Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Investment Manager in its best judgment nevertheless may determine to maintain the Master Fund’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Master Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations.

Section 18(a) of the 1940 Act requires certain actions by the Master Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Master Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Master Fund’s total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Master Fund’s total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities). In addition, the Master Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Master Fund’s asset coverage is at least 300%. If Preferred Shares are issued, the Master Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Master Fund, and may also prohibit distributions on the Shares in such circumstances. In order to meet redemption requirements, the Master Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Master Fund to incur related transaction costs and could result in capital losses to the Master Fund. Prohibitions on distributions on the Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Master Fund has any Preferred Shares outstanding, two of the Master Fund’s Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Master Fund will be elected by common shareholders and any holders of Preferred Shares voting together as a single class. In the event the Master Fund failed to pay distributions on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Master Fund.

The Master Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions, the settlement of securities transactions which otherwise might require detrimental dispositions of Master Fund securities and funding repurchase offers.

Effects of Leverage

The following table illustrates the effect of leverage on the Master Fund’s common shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Fund. See “Risk Factors—Leverage Risk.”

For purposes of the table below, we have assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., 24.3% of its total assets), at an annual interest rate of 2.83%, the weighted average interest rate of the Fund’s borrowing during the year ended December 31, 2017.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Master Fund Common Share Total Return	(14.12)%	(7.51)%	(0.91)%	5.70%	12.30%

Master Fund Common Share Total Return is composed of two elements: Master Fund common share distributions paid by the Master Fund (the amount of which is largely determined by the net investment income of the Master Fund after paying interest on its leverage) and gains or losses on the value of the securities the Master Fund owns. As required by SEC rules, the table above assumes that the Master Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Master Fund must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

Risk Factors

An investment in the Fund entails a high degree of risk and is suitable only for sophisticated investors for whom an investment in the Fund does not represent a complete investment program, and who fully understand and are capable of bearing the risk of an investment in the Fund. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Fund is a suitable investment, and should consult their own legal, tax and financial advisers as to all these risks and an investment in the Fund generally. Prospective shareholders should only invest in the Fund as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective, and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

Investment and Market Risk. All securities investing and trading activities (including real estate-related debt investing) risk the loss of capital. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved, that the performance of the Fund and the Master Fund will be positive over any period of time, or that shareholders will not suffer losses. Your investment in the Shares represents an indirect investment in the assets owned by the Master Fund. The value of the Master Fund’s portfolio securities and other assets may move up or down, sometimes rapidly and unpredictably, and in certain circumstances investment techniques utilized by the Master Fund may increase the impact of such adverse market movements. At any point in time, your Shares may be worth less than your original investment.

Temporary Expense Limitation and Reimbursement. The Investment Manager has undertaken several temporary measures to waive its fees and/or reimburse certain expenses of the Fund and the Master Fund, including entering into an Expense Limitation and Reimbursement Agreement and temporarily reducing its Management Fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion). The Investment Manager may also enter into arrangements in the future to waive or cap certain fees or expenses. To the extent that the Expense Limitation and Reimbursement Agreement, the voluntary waiver of a portion of the Management Fee or other future waivers are not renewed, continued or entered into, the expenses of the Fund and the Master Fund may increase and subsequently reduce the investment return of the Fund and the Master Fund. See “Management of the Fund—Expense Limitation Undertaking.”

Deployment Risk. The Investment Manager expects that substantially all of any proceeds from any sales of shares will be invested within approximately three months of receipt thereof. The Master Fund’s ability to successfully invest its capital during any deployment period will depend on prevailing market conditions and a variety of other factors which are difficult to predict and there can be no assurance that such deployment of the Master Fund’s assets will not take longer than anticipated.

Past Performance; No Assurance of Investment Return. Although the key personnel in the BREDS Group, including Jonathan Pollack, Michael Nash and Michael Wiebolt, have extensive investment experience investing in the real estate debt markets (including through the BREDS Vehicles), the past performance results of the BREDS Vehicles are not indicative of the future performance of the Fund or Master Fund. There can be no assurance that the Master Fund will be able to (i) successfully identify, make and realize upon any particular investment or (ii) generate returns for its shareholders (or that such returns will be commensurate with the risks associated with an investment in the Fund).

Liquidity Risks. The Shares are not listed for trading on any securities exchange. There is no public market for the Shares and none is expected to develop. The Shares therefore are not readily marketable and shareholders must be prepared to hold Shares for an indefinite period of time. Because the Fund is a closed-end management investment company, the Shares may not be redeemed at the option of the shareholder and may not currently be exchanged for shares of any other fund.

Although the Fund may offer to repurchase Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of portfolio securities or loans in a timely manner. Consequently, the Fund and the Master Fund may be a highly illiquid investment.

Even if the Fund makes a tender offer, there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by shareholders, the Fund will generally repurchase only a pro rata portion of the Shares tendered by each shareholder. A large shareholder in the Fund seeking repurchase may cause a greater likelihood of all shareholders seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some shareholders to tender more Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the Master Fund is unable or unwilling to repurchase a portion of that Fund’s interest in the Master Fund due to the Master Fund’s inability to liquidate a portion of its portfolio.

Non-Diversified Risk. As non-diversified investment companies under the 1940 Act, and the rules and regulations thereunder, the Fund and the Master Fund may invest a greater portion of their respective assets in a more limited number of issuers than a diversified fund. The Master Fund’s investment portfolio has significant investments in the real estate debt sector. While the Fund and the Master Fund intend to comply with the diversification requirements of the Code applicable to RICs, the Master Fund’s investment program may nonetheless present a greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions or real estate market activity may have on the value of the Shares.

Geographic Concentration. The Master Fund makes real estate-related debt investments primarily in the United States, but may also invest on a global basis. Adverse changes to the economies and commercial real estate markets of any country in which the Master Fund invests will have a pronounced impact on the activities of the Master Fund in such country and could impede the Master Fund’s ability to effectively achieve its investment objective. See “Risk Factors–Non-U.S. Investments; Non-OECD Investments.” Because the Master Fund invests primarily in the United States, the performance of the Master Fund’s investments are especially susceptible to adverse changes in the commercial real estate market of the United States.

Concentration Risk. The Master Fund’s portfolio is concentrated in investments in the real estate finance industry, including CMBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate. As a consequence, our aggregate return may be substantially affected by the unfavorable performance of real estate-related investments and the Master Fund’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that industry. Additionally, within our investments in CMBS and our other real estate-related investments, a concentration in a single investment or in underlying mortgage loans or other investments secured by properties located in a particular geography or of a particular asset class can cause our aggregate return to be disproportionately affected by unfavorable market conditions related to such investment, geography or asset class. Investors have no assurance as to the degree of diversification in the underlying properties securing the Master Fund’s real estate-related investments. See “—Concentrated CMBS Investments.”

Investments in Publicly Traded Securities. To the extent the Master Fund invests in securities that are publicly traded, such investments are subject to the risks inherent in investing in public securities. Investments in public securities do not typically entail financial covenants or other contractual rights, including management rights, which may otherwise be available in privately negotiated investments. Moreover, the Master Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments.

Incentive Fee Risk. The Incentive Fee creates an incentive for the Investment Manager to cause the Master Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Investment Manager may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Investment Manager and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Investment Manager), considers whether the Incentive Fee is fair and reasonable. In addition, although the Incentive Fee payable by the Master Fund to the Investment Manager is similar to those of private investment funds, most registered investment companies do not pay an incentive fee to their investment adviser.

Leverage Risk. The Master Fund uses leverage, which magnifies investment, market and certain other risks. The Master Fund uses leverage directly at the Master Fund level which will create exposure to such leverage indirectly at the Fund level. While such implicit leverage does not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct long-term leverage at the Fund level, but may use leverage for short-term purposes. Since the Fund generally may not withdraw from the Master Fund, the Fund’s level of implicit leverage from its indirect investment in the Master Fund cannot be controlled. This may constrain the Fund’s ability to utilize additional direct leverage at the Fund level. Leverage involves risks and special considerations for holders of the Shares, including that when the Master Fund uses leverage, the Management Fee payable by the Master Fund to the Investment Manager will be higher than if the Master Fund did not use leverage (as such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest); the likelihood of greater volatility of net asset value of the common shares of the Master Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Master Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Master Fund were not leveraged.

As a closed-end investment company registered with the SEC, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Master Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s borrowings would thereby exceed 33  1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities. However, these transactions, even if covered and not treated as leverage for the 1940 Act, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See “Investment Objective and Strategies—Portfolio Investments—Reverse Repurchase Agreements,” “Leverage” and “Derivatives Risk.”

Reliance on the Investment Manager and Key Blackstone Personnel. The success of the Fund and the Master Fund depends, in large part, upon the skill and expertise of the Investment Manager and key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to develop and implement investment strategies that achieve the Master Fund’s investment objective. The Investment Manager is responsible for the Master Fund’s investment activities, and shareholders must rely on the Investment Manager and such key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to conduct and manage the Master Fund’s activities. In the event of the death, disability or departure of one or more such persons, or to the extent any such persons do not fulfill their time commitment to the Master Fund, the business and the performance of the Fund and the Master Fund may be adversely affected. In addition, such Blackstone personnel may have other responsibilities, including serving on committees, throughout Blackstone and/or its portfolio companies and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Investment Manager and such personnel to access other professionals and resources within other groups at Blackstone for the benefit of the Fund and the Master Fund may be limited under certain circumstances. See “Conflicts of Interest—Blackstone Policies and Procedures.” Moreover, the portfolio management decisions of the Master Fund are generally made independently and without regard to the activities or positions of a variety of the other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”), Blackstone Property Partners vehicles (the “BPP Vehicles”, together with Blackstone Real Estate Income Trust, Inc., the BREDS Vehicles and the BREP Vehicles, the “Other Real Estate Vehicles”)), which may create circumstances where different actions or investment decisions are made or taken with respect to the Master Fund relative to such Other Blackstone Vehicles or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Master Fund but where the Master Fund continues to hold such investment or where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles elects to purchase investments with respect to which the Master Fund does not participate (or vice versa) or where such funds may participate in the same investment at different times and/or on different terms. See “Conflicts of Interest.”

No Limitation on Strategies. In accordance with the Master Fund’s investment objective, the Investment Manager implements such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth in the Master Fund Declaration of Trust. There can be no assurance that the Investment Manager will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Master Fund’s trading or investment activities.

Nature of Real Estate-Related Debt Securities. The debt securities and other interests in which the Master Fund invests may include secured or unsecured debt at various levels of an issuer’s capital structure. The debt securities in which the Master Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity, and may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Master Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Master Fund earlier than expected, resulting in a lower return to the Master Fund than anticipated or underwritten on such obligation or reinvesting in a new obligation at a lower return to the Master Fund.

Debt-Oriented Real Estate Investment Risks Generally. The Master Fund invests primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United States and Europe in particular, could negatively impact the performance of the Master Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it more difficult for the Master Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of issuers and/or real estate collateral relating to the Master Fund’s investments and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers/borrowers, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, changes in government regulations, changes in real property tax rates and/or tax credits, changes in operating expenses, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, negative developments in the economy or political climate and/or adverse changes in real estate values generally and other factors that are beyond the control of the Investment Manager. There can be no assurance that there will be a ready market for the resale of investments because investments may not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Master Fund. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Any declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Master Fund’s business, financial condition and results from operations. Market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it has become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower. Any such changes in loan structures and/or market terms may make it relatively more difficult for the Master Fund to monitor and evaluate investments.

Enhanced Scrutiny and Regulation of the Financial Services Industry. The laws and regulations governing the Master Fund’s, the Investment Manager’s or their affiliates’ operations, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by such entities to comply with these laws or regulations, could require changes to certain of their business practices, negatively impact their operations, cash flow or financial condition, impose additional costs on them or otherwise adversely affect their business.

There have been significant developments regarding enhanced governmental scrutiny and/or increased regulation of the financial services industries. On July 21, 2010, former President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, imposes significant new regulations on nearly every aspect of the U.S. financial services industry, including oversight and regulation of systemic market risk (including the power to liquidate certain institutions); authorizing the Federal Reserve to regulate nonbank institutions that are deemed systemically important; generally prohibiting insured depository institutions, insured depository institution holding companies and their subsidiaries and affiliates from conducting proprietary trading and investing in or sponsoring private equity funds and hedge funds; imposing new registration, recordkeeping and reporting requirements on private fund investment advisers; and reform of the asset-based securitization market (including the mortgage-backed securities market) by requiring the retention of a portion of the credit risk inherent in the pool of securitized assets and by imposing additional registration and disclosure requirements. Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years. The imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which the Fund and the Master Fund conduct their business and adversely affect their profitability.

The Dodd-Frank Act established a ten-member Financial Stability Oversight Council (“FSOC”), an interagency body chaired by the Secretary of the Treasury, to identify and manage systemic risk in the financial system and improve interagency cooperation. Under the Dodd-Frank Act, FSOC has the authority to review the activities of certain nonbank financial firms engaged in financial activities that are designated as “systemically important,” meaning, among other things, that the distress of the financial firm would threaten the stability of the U.S. economy. To date, FSOC made designations of certain nonbank financial companies for Federal Reserve supervision, but as expected, neither the Fund or the Master Fund were among such designated companies. However, if the Fund or the Master Fund were designated, it would result in increased regulation of the Fund’s and the Master Fund’s business, including higher standards on capital, leverage, liquidity, risk management, credit exposure reporting and concentration limits, restrictions on acquisitions and annual stress tests by the Federal Reserve.

On December 10, 2013, the Federal Reserve and other federal regulatory agencies issued final rules implementing a section of the Dodd-Frank Act that has become known as the “Volcker Rule.” The Volcker Rule generally prohibits depository institution holding companies (including foreign banks with U.S. branches and insurance companies with U.S. depository institution subsidiaries), insured depository institutions and subsidiaries and affiliates of such entities from investing in or sponsoring private equity funds or hedge funds. All investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must have been divested or restructured by July 21, 2015. With respect to investments in and relationships with certain funds that were in place prior to December 31, 2013, banking entities generally had until July 21, 2017 to comply with the Volcker Rule. It is not currently anticipated that the Volcker Rule will adversely affect the Fund’s fundraising to any significant extent.

The Dodd-Frank Act also seeks to reform the asset-backed securitization market (including the mortgage-backed securities market) by requiring the retention of a portion of the credit risk inherent in the pool of securitized assets and by imposing additional registration and disclosure requirements. In October 2014, five federal banking and housing agencies and the SEC issued final credit risk retention rules, which generally require sponsors of asset-backed securities to retain at least 5% of the credit risk relating to the assets that underlie such asset-backed securities. These rules became effective in December 2016 with respect to new securitization transactions backed by mortgage loans other than residential mortgage loans. These rules could restrict credit availability and could negatively affect the terms and availability of credit to fund the Master Fund’s investments. The Investment Manager continues to evaluate the final rules and assess their impact on the Master Fund’s securitization activities.

The current regulatory environment in the United States may be impacted by future legislative developments, such as amendments to key provisions of the Dodd-Frank Act. On January 20, 2017, Mr. Donald J. Trump became President of the United States. On February 3, 2017, President Trump signed an executive order calling for the administration to review U.S. financial laws and regulations in order to determine their consistency with a set of core principles identified in the order. The full scope of President Trump’s legislative agenda is not yet fully known, but it may include certain deregulatory measures for the U.S. financial services industry, including changes to the Volcker Rule, capital and credit risk retention requirements, FSOC’s authority and other aspects of the Dodd-Frank Act. On June 8, 2017, one pending bill, called the Financial CHOICE Act (the “CHOICE Act”), was passed by the U.S. House of Representatives. If passed by the U.S. Senate and signed into law by President Trump, the CHOICE Act would repeal the Volcker Rule and eliminate the power of the FSOC to designate nonbank financial companies as systemically important. On June 12, 2017, the U.S. Department of the Treasury issued recommendations for streamlining banking regulation and changing key features of the Dodd-Frank Act and other measures taken by regulators following the most recent financial crisis. Prospective investors should note that any significant changes in, among other things, banking and financial services regulation, including the regulation of the asset management industry, could have a material adverse impact on the Master Fund and its activities.

Risks Associated with CMBS. The Master Fund invests a significant portion of its assets in pools or tranches of CMBS. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a single-family, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more Other Blackstone Vehicles. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully below, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced to the extent that the Master Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Investment Manager relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations. Additionally, at any one time, the Master Fund’s portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties of a specific asset class, such as hospitality, multi-family, retail, industrial, office or other properties. CMBS backed by these asset classes may underperform during any period of time, including for long periods. If the Master Fund’s portfolio is concentrated in any investments secured by such underperforming asset class, the Master Fund’s portfolio would be expected to underperform the broader CMBS market. Additional information about our portfolio, from time to time, is available on our website at http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds.

CMBS Credit Quality and Selection. CMBS are also affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets, as well as the relative diversification of the collateral pool underlying such CMBS and other factors such as adverse selection within a particular tranche or issuance.

Risks Associated with Residential Credit, Including RMBS. The Master Fund invests a portion of its assets in residential credit, including pools or tranches of RMBS. The collateral underlying residential credits generally consists of mortgages on residential properties. Residential credits have been issued in a variety of issuances, with varying structures including senior and subordinated classes. Investments in residential credit (including RMBS) are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risk. These risks may be magnified by volatility in the economy and in real estate markets generally. Residential credits are also subject to the risk of prepayment by borrowers. Residential credits are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Master Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Residential mortgage loans are generally obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its residential credit investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Operating and Financial Risks of Issuers; Underlying Default Risk Across Capital Structures. The Master Fund’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer’s equity and the financial circumstances of the issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Master Fund makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure, and the Master Fund’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Master Fund holds an equity or “mezzanine” interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. See “—Subordination” below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying properties or issuers that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Master Fund’s investments to addition risk of loss and default.

Commercial Mortgage Loans. The Master Fund invests in commercial mortgage loans, including mezzanine loans and B-notes, which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the Master Fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Master Fund directly or indirectly invests increase, the performance of the Master Fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. See “—Foreclosure Risk” below. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the Master Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the Master Fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Collateralized Debt Obligations. The Master Fund invests in CDOs. CDOs include, among other things, CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Highly Competitive Market for Investment Opportunities. The Master Fund makes real estate-related debt investments primarily in the United States, but also invests on a global basis. Purchasers of the Shares will be dependent upon the judgment and ability of the Investment Manager in sourcing transactions and investing and managing the capital of the Master Fund. No assurance can be given that the Master Fund and the Investment Manager will be successful in identifying or capitalizing on suitable investments, or that if such investments are made, that such investments will be realized upon at favorable valuations or that the objectives of the Master Fund and the Fund will be achieved. The activity of identifying, completing and realizing attractive debt-oriented real estate investments is highly competitive and involves a high degree of uncertainty and risk. The availability of CMBS and other investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Master Fund on terms that are as attractive as the terms on which opportunities were available to Other Blackstone Vehicles. The Master Fund competes for investments with other real estate investment vehicles, as well as individuals and companies, REITs, open-end funds, closed-end funds, financial institutions

(such as mortgage banks and pension funds), hedge funds and investment funds affiliated with Blackstone and/or other financial sponsors or institutional investors, private equity and debt investors, and credit vehicles, hedge funds and other institutional investors. Further, over the past several years, many real estate investment funds, REITs and other vehicles have been formed (and many have grown in size) for the purpose of investing in debt-oriented real estate investments. There can be no assurance that the Master Fund will be able to locate, complete and exit investments successfully.

Lack of Control Over Investments. The Master Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Master Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Master Fund and, even if that decision is determined to be in the Master Fund’s best interests by that party, may be contrary to the decision that the Master Fund would have made and may negatively affect the Master Fund’s interests.

Due Diligence Risks. Before making any investments, the Investment Manager will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Master Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment will be successful.

Risks of Acquiring Sub-Performing Real Estate Loans and Participations. While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure, including sub-performing real estate loans. Such sub-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, or refinancing a substantial write-down of the principal of such loan and other concessions which could adversely affect the returns realized by the Master Fund with respect thereto. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Investment Manager may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property and/or impeding operations or development of the property. In the event the Master Fund does foreclose on an investment, the Master Fund will be subject to the risks associated with owning and/or operating real estate.

Risks Associated with the Insolvency of Obligations Backing MBS and Other Investments. The real estate loans backing the MBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the mortgage backing the MBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Distressed Securities or Other Interests; Workouts and Bankruptcy; Administration. While the Master Fund’s investment strategy focuses primarily on investments in “performing” real estate-related debt investments, the Master Fund’s investment program may include making distressed investments from time to time (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities) or may involve investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Certain of the Master Fund’s investments will, therefore, include specific securities of companies that typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, loans to or securities of financially or operationally troubled borrowers or issuers are more likely to go into default than loans or securities of other borrowers or issuers. Loans or securities of financially or operationally troubled issuers are less liquid and more volatile than loans to or securities of companies not experiencing such difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Investment in loans to or the securities of financially or operationally troubled borrowers or issuers involves a high degree of credit and market risk. There is no assurance that the Investment Manager will correctly evaluate the value of the assets collateralizing the Master Fund’s loans or the prospects for a successful reorganization or similar action.

As noted above, in certain limited cases (e.g., in connection with a workout, restructuring and/or foreclosing proceedings involving one or more debt investments by the Master Fund), the success of the Master Fund’s investment strategy with respect thereto will depend, in part, on the ability of the Master Fund to effectuate loan modifications and/or restructure and improve the operations of issuers. The activity of identifying and implementing any such restructuring programs and operating improvements entails a high degree of uncertainty. There can be no assurance that the Master Fund will be able to successfully identify and implement such restructuring programs and improvements.

These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Master Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Master Fund to certain additional potential liabilities that may exceed the value of the Master Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In any reorganization or liquidation proceeding relating to the Master Fund’s investments, the Master Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Master Fund’s original investment and/or may be required to accept different terms, including payment over an extended period of time. In addition, under certain circumstances payments to the Master Fund and distributions by the Master Fund to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transactions under applicable bankruptcy and insolvency laws. Furthermore, bankruptcy laws and similar laws applicable to administrative proceedings may delay the ability of the Master Fund to realize on collateral for loan positions held by it or may adversely affect the economic terms and priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

Risks Associated with Interest Shortfalls. The Master Fund’s MBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the MBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a MBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the MBS trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to MBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a MBS trust until the servicer’s claim is satisfied.

Prepayment Risk; Interest Rate Fluctuations. During periods of declining or low interest rates, the issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Master Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Master Fund’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Master Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. While interest rates are currently expected to remain at favorable rates in the near term, there is a consensus that the U.S. Federal Reserve will continue to increase benchmark interest rates during the life of the Master Fund, which could negatively impact the price of debt securities and could adversely affect the value of the Master Fund’s investments.

Risks Associated with Extensions. The Master Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Investment Manager’s consent.

Reinvestment Risk. Reinvestment risk is the risk that income from the Master Fund’s portfolio will decline if the Master Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Master Fund portfolio’s current earnings rate. A decline in income could affect the Shares’ market price, their overall returns or distributions.

Risks Associated with the Servicers. The failure of servicers to effectively service the loans and/or pools thereof in which the Master Fund has an investment would materially and adversely affect the Master Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The Servicer quality is of significant importance in the management of mortgage loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan.

Risks Related to Securities Ratings. To the extent the Master Fund invests in debt securities that have been rated by nationally recognized rating organizations, such debt securities are subject to risks related to these organizations. In general, the ratings of these organizations represent the opinions of such agencies as to the quality of investments that they rate. Such ratings are relative and subjective and are not statements of fact; they are not absolute standards of quality and do not evaluate the market value risk of the securities that are rated. Therefore, there can be no assurance that any such rating will accurately quantify risk. Such agencies may change their method of valuation of, and the ratings of, securities held by the Master Fund at any time. The sale price of mortgage-backed securities is highly correlated with the rating such mortgage-backed securities receives from the rating agencies. If existing securities of the Master Fund are downgraded, the value of such securities may be adversely affected. To the extent the Master Fund concentrates its investments in securities with similar ratings, such as below investment grade or unrated debt securities, the Master Fund’s portfolio may be more susceptible to ratings downgrades of such securities.

Expedited Transactions Risk. In light of the debt-oriented focus of the Master Fund’s investment program, investment analyses and decisions by the Investment Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Investment Manager at the time of making an investment decision may be limited, and they may not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Investment Manager will have knowledge of all circumstances that may adversely affect an investment. In addition, the Investment Manager expect to often rely upon independent consultants in connection with its evaluation and/or diligence of certain proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Master Fund may incur liability as a result of such consultants’ actions.

Structured Products Risk. The Master Fund invests from time to time in structured products. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as MBS credit default swaps (e.g., CMBX). The Master Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged, and other structural and legal risk related thereto. See “—Leverage Risk” above. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Master Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Master Fund is also invested, this would tend to increase the Master Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

“Spread Widening” Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Master Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such “spread widening” risk. In addition, mark-to-market accounting of the Master Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

Adverse Changes in Credit Markets. Any adverse changes in the global credit markets could make it more difficult for the Master Fund to obtain favorable financing. The Master Fund’s ability to generate attractive investment returns for its shareholders will be adversely affected to the extent the Master Fund is unable to obtain favorable financing terms. If the Master Fund is unable to obtain favorable financing terms, it may not be able to efficiently leverage its portfolio, may face increased financing expenses or may face increased restrictions on its investment activities, any of which would negatively impact the Master Fund’s performance.

Risks Associated with Hedging. The Master Fund utilizes a wide variety of derivative and other hedging instruments for risk management purposes. The successful utilization of hedging and risk management transactions requires skills that are separate from the skills used in selecting and monitoring investments, and such transactions may entail greater than ordinary investment risks. Additionally, costs related to derivatives and other hedging arrangements (including legal expenses and other third party expenses) will be borne by the Master Fund. There can be no assurance that any derivatives or other hedging transactions will be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks or where the Investment Manager does not regard the probability of the risk occurring to be sufficiently high to justify the cost), thereby resulting in losses to the Master Fund. Engaging in derivatives and other hedging transactions may result in a poorer overall performance for the Master Fund than if it had not engaged in any such transaction, and the Investment Manager may not be able to effectively hedge against, or accurately anticipate, certain risks that may adversely affect the Master Fund’s investment portfolio. In addition, the Master Fund’s investment portfolio will always be exposed to certain risks that cannot be fully or effectively hedged, such as credit risk relating both to particular securities and counterparties as well as interest rate and foreign exchange risks. The Master Fund will utilize derivatives and other hedging transactions only for those positions determined appropriate by the Investment Manager in its sole discretion. See “Derivatives Risks,” “Counterparty Risk” and “Interest Rate Fluctuation Risk” below.

Subordination. The Master Fund invests in debt instruments, including junior tranches of MBS, rake bonds and “mezzanine” or junior mortgage loans (e.g., B-Notes), that are subordinated in an issuer’s capital structure. To the extent the Master Fund invests in subordinated debt of an issuer’s capital structure or subordinated MBS bonds, such investments and the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default than the senior classes of the issue or series. Subordinated tranches of MBS or other investments absorb losses from default before other more senior tranches of MBS to which it is subordinate are put at risk. As a result, to the extent the Master Fund invests in subordinate debt instruments (including MBS), the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the senior debt (including underlying mortgage loans, senior mezzanine debt or senior MBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Master Fund invests in B-notes, which investments are subordinate to the A-note portion of the same loan (which the Master Fund would not expect to hold). In addition to the risks described above in “Subordination,” certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically small relative to the overall loan, and is in the first loss position. As a means to protect against the holder of the A-note from taking certain actions or, receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note often (but not always) has the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Master Fund. For example, the Master Fund may not have the capital available to protect its B-note interest or purchasing the A-note may alter the Master Fund’s overall portfolio and risk/return profile to the detriment of shareholders. In addition, a B-note may be in the form of a “rake bond.” A “rake bond” is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Below Investment Grade Securities Risk. The Master Fund’s investments rated below investment grade or unrated are commonly referred to as “high-yield” bonds and involve substantial risk of loss. High-yield bonds are predominantly speculative in nature, with the issuer’s capacity to pay interest and repay principal when due uncertain, and therefore involve a greater risk of default. High-yield bonds often display increased price sensitivity to changing interest rates and to a deteriorating economic environment, and the market values for high-yield bonds tends to be more volatile and less liquid than investment grade debt securities.

Preferred Equity. While the Master Fund invests primarily in real estate-related debt investments, it also may invest, from time to time, in preferred equity investments. Preferred equity investments are subordinate to any indebtedness, but senior to the owners’ common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property. See “Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties.”

REIT-Related Risk. As part of its investments in real estate-related debt investments, the Master Fund also invests in REITs from time to time. REITs possess certain risks which differ from an investment in companies that are not REITs. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants and that have elected to be taxed as REITs under the Code. REITs may concentrate their investments in specific geographic areas or in specific property types; e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may also invest in real estate-related debt (i.e., mortgage REITs and hybrid REITS).

REITs (including mortgage REITs) may be subject to management fees and other expenses, and so when the Master Fund invests in REITs it will bear its proportionate share of the costs of the REITs’ operations. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REIT to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Master Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Master Fund from REIT shares and distributed to the Master Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Master Fund that shareholders of the Master Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. The Master Fund’s investments in mortgage REITs are also subject to credit risk. See “Credit Risk” below.

To the extent the Master Fund invests in REITs with small market capitalizations, such REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Non-U.S. Investments; Non-OECD Investments. Although the Master Fund seeks to make real estate-related debt investments on a global basis, it invests primarily in the United States. Non-U.S. and non-Organization for Economic Co-Operation and Development (“OECD”) member state real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Master Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. securities and real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights, (including the rights of secured parties), duties and the protection of investors; (viii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign or private equity investors; and (x) less publicly available information.

In addition, the Master Fund invests from time to time in investments located in member states of the European Union (“EU”), including investments made in Spain (EU). In light of the continued and ongoing uncertainty in European debt markets as a result of past sovereign debt crises affecting some of the members of the EU and the unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Master Fund’s investments in euro-denominated securities and derivatives contracts and securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Furthermore, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Master Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Master Fund’s investments in any such issuer may be adversely affected. Additionally, certain countries in which the Master Fund may invest (such as emerging market countries) have in the past, and may in the future, experience political and social instability that could adversely affect the Master Fund’s investments in such countries. Such instability could result from, among other things, popular unrest associated with demands for improved political, economic and social conditions and popular unrest in opposition to government policies that facilitate direct foreign investment. Governments of certain of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The Master Fund generally does not intend to obtain political risk insurance. While the Investment Manager, where deemed appropriate, manages the Master Fund in a manner that minimizes exposure to the foregoing risks (although the Master Fund does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the value or realization of the Master Fund’s non-U.S. investments.

The effectiveness of the judicial systems in countries in which the Master Fund invests varies; consequently, the Master Fund may find it difficult to effectively protect its interests or pursue claims in the courts of countries with less developed legal systems or commercial markets, as compared to the United States or other developed countries. The lack of sophistication and consistency with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights in certain countries in which the Master Fund invests, as compared with the United States, may adversely impact the Master Fund’s ability to achieve its investment objectives.

UK Exit from the European Union. The United Kingdom (the “UK”) formally notified the European Council of its intention to leave the EU on 29 March 2017. Under the process for leaving the EU contemplated in article 50 of the Treaty on the European Union, the UK will remain a member state until a withdrawal agreement is entered into, or failing that, two years following the notification of the intention to leave, unless the European Council extends this period. Under the guidelines published by the European Council pursuant to article 50, the negotiations will be conducted broadly in two phases, the main purpose of the first phase being to ensure an orderly withdrawal from the EU. The second phase of negotiations will be directed toward a framework for a future relationship between the UK and the EU—although any agreement about that future relationship can only be finalized once the UK becomes a third country. Assuming it will take two years to negotiate a withdrawal agreement and take account of a framework for a future relationship, the UK will remain a member state subject to EU law with privileges to provide services under the single market directives until at least 29 March 2019. Given the size and importance of the UK’s economy, uncertainty or unpredictability about its legal, political and economic relationship with Europe may be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other existing cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future including beyond the date of the UK’s withdrawal from the EU. The decision of the UK could also have a destabilizing effect if other member states were to consider the option of leaving the EU.

Active Trading. The trading activities conducted by the Investment Manager on behalf of the Master Fund involve certain short-term market considerations. Accordingly, the turnover rates of certain portions of the Master Fund’s portfolio may be substantial and involve correspondingly high transactional costs.

Access to Non-Public Information Risk. As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment. As a result, the Investment Manager may be precluded from trading in the securities of those issuers, including those securities held by the Master Fund. This may result in the Master Fund retaining securities that the Investment Manager would otherwise sell on its behalf. It is also possible that the Master Fund will be restricted from trading in certain securities even when the Investment Manager has not received material non-public information. The Investment Manager and Blackstone have established “information wall” policies and procedures designed to limit the sharing of such information and, where the information is shared, to avoid any transactions while in possession of that information except to the extent consistent with applicable law. However, there can be no assurance that a violation of such policies and procedures will not occur and, in the event any unlawful trading was to occur, the Master Fund, the Fund, the Investment Manager, and their affiliates could be exposed to liability under the U.S. federal securities laws and the securities laws of other jurisdictions. The funds within the Blackstone real estate group and the Investment Manager are considered to be on the same side of the information wall; therefore, if such funds are restricted from trading securities of an issuer, the Master Fund may be similarly restricted.

Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties. With respect to the Master Fund’s non-controlling equity investments, the Master Fund may have a limited ability to protect its position in such investments. Subject to certain limitations, including those imposed by the 1940 Act, the Master Fund may also co-invest with third parties (or affiliated managers of other persons) with respect to specific investments or categories of investments through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment (“JV Arrangements”). Although the Master Fund may not have full control over these investments and may therefore have a limited ability to protect its position therein, the Investment Manager expects that appropriate rights will be negotiated to protect the Master Fund’s interests. Nevertheless, such JV Arrangements may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take (or block) action in a manner contrary to the Master Fund’s investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Furthermore, such third party partners or co-ventures to JV Arrangements may provide services (such as asset management oversight services) similar to, and overlapping with, services provided by the Investment Manager, Other Blackstone Vehicles or their respective portfolio companies/entities, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fees.

Illiquid Portfolio Risk. In addition to the general lack of liquidity of the shares of the Master Fund, the liquidity of the Master Fund’s investments will generally fluctuate with, among other things, general market conditions, domestic and international political events, and developments or trends in a particular industry. The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of market volatility. Such market conditions could re-occur and would impact the valuations of the Master Fund’s investments and impair the Investment Manager’s ability to sell securities. In addition, certain of the types of debt instruments in which the Master Fund invests in (e.g., mortgages, B-notes, mezzanine and other loans) are often illiquid and involve greater difficulty of recovery in the event of a default by the borrower. Moreover, certain of the Master Fund’s investments, including non-public investments such as those purchased pursuant to Rule 144A under the Securities Act, may become more illiquid after the initial acquisition for a variety of reasons, including general market conditions. In addition, in some cases the Master Fund is not able to sell its securities publicly unless their sale is registered under applicable securities laws (or unless an exemption from such registration requirements is available) and in other cases the Master Fund may be prohibited by contract or legal or regulatory reasons or Blackstone policies or procedures from selling certain securities for a period of time.

Refinancing Risk. To the extent permitted by applicable law, the Master Fund may from time to time seek to participate in investments relating to refinancings of securities held by Other Blackstone Vehicles. While it is expected that the participation of the Master Fund in connection with such transactions will be at arms’ length and on market/contract terms, such transactions may involve the partial or complete payoff of such securities (with the related proceeds being received by the applicable Other Blackstone Vehicles) and/or otherwise result in restructuring of terms and pricing relating to such existing securities with the borrowers thereof in respect of which such Other Blackstone Vehicle may receive refinancing proceeds and/or a retained interest in such securities in accordance with such restructuring arrangements, which will generally give rise to potential or actual conflicts of interest, which could adversely impact the Master Fund. See “Conflicts of Interest” below.

Uncertainty of Financial Projections; Projected Results. The Investment Manager may determine the suitability of investments based in part on the basis of financial projections for issuers underlying the Master Fund’s investments. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. General economic conditions, which are not predictable, can have a material adverse impact on the reliability of such projections.

Bridge Financing Risk. The Master Fund may invest in bridge loans as part of its investment strategy. The Master Fund bears the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a refinancing, then the Master Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Master Fund may make an investment with the intent of financing or otherwise reducing the Master Fund’s investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Master Fund’s investment, or that terms of such financings will be attractive when closed. If the Master Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under “lease up.” There is a risk that completion of such transition or “lease up” of such properties will not occur. In that event, the Master Fund may be required to take possession of the property.

Credit Risk. The Master Fund could lose money if the borrower, issuer, or guarantor of a loan underlying a CMBS, loan or other investment, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high-yield bonds.

Foreclosure Risk. The Investment Manager may find it necessary or desirable to foreclose on certain of the loans or CMBS the Master Fund acquires, and the foreclosure process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Master Fund’s rights. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action and seek to force the lender into a modification of the loan or a favorable buy-out of the borrower’s position in the loan. In some states, foreclosure actions can take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy or its equivalent, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process and potentially result in a reduction or discharge of a borrower’s debt. Foreclosure may create a negative public perception of the related property, resulting in a diminution of its value, and in the event of any such foreclosure or other similar real estate owned-proceeding, the Master Fund would also become the subject to the various risks associated with direct ownership of real estate, including environmental liabilities. Even if the Master Fund is successful in foreclosing on a loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will further reduce the net proceeds and, thus, increase the loss.

Interest Rate Fluctuation Risk. The Master Fund’s investments include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Investment Manager employs various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Investment Manager believes that no strategy can completely insulate the Master Fund from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates. See “—Risks Associated with Hedging” above.

Lender Liability Risk. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. The Investment Manager cannot assure prospective shareholders that such claims will not arise or that the Master Fund will not be subject to significant liability if a claim of this type did arise.

Pricing Risk; Real Estate Valuation Risk. Price quotations of the Master Fund’s securities are generally provided by third-party pricing services and/or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. The Investment Manager is ultimately responsible for the valuation of securities. There can be no assurance that the Investment Manager will be able to sell the securities at the same price as the valuations. If third-party pricing services or broker-dealers do not provide quotations on an investment or, in limited circumstances, if the Investment Manager determines in good faith that such quotations are not reliable, the Master Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Master Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Master Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Master Fund’s net asset value.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

Derivatives Risks. The Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Master Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Master Fund can realize on an investment or may cause the Master Fund to hold a security that it might otherwise want to sell. The Master Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund’s derivative instruments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Master Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

•	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Master Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio.

•	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

•	Valuation Risk. The use of derivative instruments, including swaps, futures, forwards and options, may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

•	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

•	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “Counterparty Risk” below.

In addition, the Investment Manager may cause the Master Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Master Fund’s investment objective and legally permissible. Any such investments may expose the Master Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Investment Manager determines to make such an investment on behalf of the Master Fund.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

Reverse Repurchase Agreements Risk. The Master Fund uses reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable MRA by the Master Fund. In addition, there is a risk that the market value of the securities retained by the Master Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparty may require the Master Fund to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract. See “Contingent Liabilities Risk” below. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s net asset value may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Master Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Master Fund does not cover such transactions, such instruments may be considered senior securities and the Master Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Master Fund may be unable to use segregated assets for certain other purposes, which could result in the Master Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Master Fund’s assets are segregated or committed as cover, it could limit the Master Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Counterparty Risk. The Master Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or our hedge counterparty in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Master Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Master Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Master Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Master Fund to an additional degree of risk with respect to defaults by such counterparty.

The Investment Manager evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Master Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Legislation and Regulatory Risk” below.

The Master Fund may, but need not, seek to mitigate certain credit risks with respect to the counterparties to its derivatives contracts by reaching financial agreements with such counterparties in a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”), including through netting provisions contained in the ISDA Master Agreement and by contractually requiring counterparties to post collateral under the ISDA Master Agreement, when practicable.

Derivatives Legislation and Regulatory Risk. The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve, the EU or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Master Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Master Fund also may be adversely affected by changes in the enforcement or interpretation of statues and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. For instance, the Dodd-Frank Act could have an adverse effect on the Master Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, documentation, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, margin, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

New regulations could, among other things, restrict the Master Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Master Fund), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective. In particular, new margin requirements and capital charges, even when not directly applicable to the Master Fund, may increase the pricing of derivatives transacted by the Master Fund. New exchange trading and trade reporting requirements and position limits may lead to changes in the liquidity of derivative transactions, or higher pricing or reduced liquidity in the derivatives markets, or the reduction of arbitrage opportunities for the Master Fund. Limits or restrictions applicable to the counterparties with which the Master Fund’s engages in derivative transactions could also limit the ability of the Master Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change the availability of certain investments. As a result, these changes could make it difficult for the Master Fund may be unable to execute its investment strategy.

It is unclear how the regulatory changes will affect counterparty risk. For instance, in December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps denominated in certain currencies to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In September 2016, the CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Where the Master Fund enters into certain swaps subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or swap execution facility. Such clearing requirements may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of derivative instruments have not yet been issued by the applicable regulators, but could have additional impact on the Master Fund’s ability to use such instruments as part of its investment strategy. In addition, certain foreign jurisdictions may also impose clearing requirements that could apply to the Master Fund’s transactions with non-U.S. entities. For entities designated by the CFTC or the SEC as “swap dealers,” “security-based swaps dealers,” “major swap participants” or major “security-based swap participants,” the Dodd-Frank Act imposes new regulatory, reporting and compliance requirements. On May 23, 2012, a joint final rulemaking by the CFTC and the SEC defining these key terms was published in the Federal Register. Based on those definitions, the Master Fund would not be a swap dealer, security-based swap dealer, major swap participant or security-based major swap participant at this time. If the Master Fund is later designated as a swap dealer, security-based swap dealer, major swap participant or major security-based swap participant, its business will be subject to increased regulatory requirements, including registration requirements, additional recordkeeping and reporting obligations, external and internal business conduct standards, position limits monitoring, capital and margin thresholds, which will in turn increase the Master Fund’s compliance cost.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Master Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. Then, on December 11, 2015, the SEC proposed new rules to govern the use of derivatives by registered investment companies and business development companies (“registered funds”). Under the proposed new rules, (i) a registered fund’s exposure under derivatives transactions and other “financial commitment transactions” (including reverse repurchase agreements, short sale borrowings and firm and standby commitment transactions and similar agreements) would be limited to (x) 150% of the registered fund’s net assets (the “exposure-based portfolio limit”) or (y) 300% of the registered fund’s net assets, but only if its derivatives transactions, in the aggregate, reduce the total “value at risk” of the fund’s portfolio (the “risk-based portfolio limit”); (ii) a registered fund would need to segregate certain qualifying assets equal to the sum of (a) the amount the fund would need to pay to close out its derivatives at the given time of the determination (a “mark-to-market coverage amount”) and (b) a reasonable estimate of the potential amount the fund would pay if the fund exited the derivatives under stressed conditions (a “risk-based coverage amount”); (iii) a registered fund that engages in financial commitment transactions (such as unfunded commitments) would need to segregate assets equal to 100% of its payment or delivery obligations under these transactions, whether conditional or unconditional; (iv) a registered fund whose derivatives use is not limited under a portfolio limitation to an aggregate exposure of 50% or less of the value of its net assets or that uses complex derivatives must enact a formalized derivatives risk-management program that contains specified components, and the program would need to be approved by the fund’s board and be administered by a board-approved derivatives risk manager; and (v) and a registered fund would have to file with the SEC two reporting forms, Forms N-PORT and N-CEN, which as amended by the proposed rule, would require registered funds to provide information about their derivatives risk management program, additional risk metrics related to derivatives use, and disclosure about which of the portfolio limitations under the proposed rule (as described in (i)) the fund is relying upon. The SEC sought public comments on numerous aspects of the proposed rule and as a result the nature of any final regulations is uncertain at this time. It is possible that such regulations, if adopted, could increase the cost of and limit the implementation of the Master Fund’s use of derivatives, which could have an adverse impact on the Master Fund. The Investment Manager intends to monitor developments and seek to manage the Master Fund’s portfolio in a manner consistent with achieving the Master Fund’s investment objective, but there can be no assurance that the Investment Manager will be successful in doing so.

Furthermore, on December 15, 2015, the CFTC approved a final rule, which became effective in April 2016, but with an implementation date of March 1, 2017 (subject to a time-limited no action relief until September 1, 2017), governing margin requirements for uncleared swaps entered into by registered swap dealers and major swap participants who are not supervised by the prudential regulators, referred to as “covered swap entities.” The final rule generally requires covered swap entities, subject to certain thresholds and exemptions, to collect and post margin in respect of uncleared swap transactions with other covered swap entities and financial end-users. In particular, the final rule requires covered swap entities and financial end-users having “material swaps exposure,” defined as an average aggregate daily notional amount of uncleared swaps exceeding $8 billion as calculated from June, July and August of the previous calendar year, to collect and/or post (as applicable) a minimum amount of “initial margin” in respect of each uncleared swap, subject to a phase-in schedule until September 1, 2020. In addition, the final rule requires covered swap entities entering into uncleared swaps with other covered swap entities or financial-end-users, regardless of swaps exposure, to post and/or collect (as applicable) “variation margin” in reflection of changes in the mark-to-market value of an uncleared swap since the swap was executed or the last time such margin was exchanged. The CFTC final rule is broadly consistent with a similar rule mandating the exchange of initial and variation margin adopted by the prudential regulators in October 2015. It is possible that such regulations could increase the cost of and limit the implementation of the Master Fund’s use of derivatives, which could have an adverse impact on the Master Fund.

In addition to U.S. laws and regulations relating to derivatives, certain non-U.S. regulatory authorities, such as those in the EU, Australia, Japan and Hong Kong, have passed or proposed, or may propose in the future, legislation similar to that imposed by the Dodd-Frank Act. The regulatory changes in the EU will impact a broad range of counterparties, both outside and within the EU, and are expected to potentially increase the cost of transacting derivatives for the Master Fund (particularly with banks and other dealers directly subject to such regulations).

Currency Risk. If the Master Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Master Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The Master Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Master Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Master Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Master Fund converts the foreign currencies to U.S. dollars, the Master Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The value of an investment may fall substantially as a result of fluctuations in the currency of the country in which the investment is made as against the value of the U.S. dollar. The Investment Manager may (but is not obliged to) endeavor to manage currency exposures into U.S. dollars using appropriate hedging techniques where available and appropriate. The Master Fund is expected to incur costs related to currency hedging arrangements. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis.

Since it may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Master Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Master Fund’s portfolio investments resulting from currency fluctuations, the Master Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Master Fund desire immediately to resell that currency to the dealer. The Master Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Commodities Regulation. Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Manager to claim this exclusion with respect to the Master Fund, the Master Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Master Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Master Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Master Fund to additional registration and regulatory requirements and increased operating expenses.

Short Sales Risk. The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund may engage in short sales where it does not own or have the right to acquire the security sold short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

The Master Fund’s short selling strategies may limit its ability to benefit from increases in the markets. In connection with short sales, the Master Fund segregates liquid assets, enters into offsetting transactions or owns positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Master Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Master Fund’s ability to engage in short selling.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Master Fund’s various hedging strategies could require the Master Fund to fund cash payments in the future pursuant to such contracts under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract or under applicable margin rules. The Master Fund’s ability to fund these payment or collateral obligations will depend on the liquidity of the Master Fund’s assets and access to capital at the time, and the need to fund these obligations could adversely impact the Master Fund’s ability to maintain its investment levels and its financial condition.

General Legal, Tax and Regulatory Risks. The Master Fund’s investment program is subject to a variety of legal, tax and regulatory risks. For example, from time to time the market for real estate debt transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions, which may adversely affect the ability of the Investment Manager to effectively achieve the Master Fund’s investment objectives. In addition, government counterparties or agencies may have the discretion to change or increase laws or regulations applicable to issuers or to implement laws or regulations affecting an issuer’s operations, separate from any contractual rights it may have. An issuer could also be adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by a portfolio issuer or gains recognized by the Master Fund on its investment in such portfolio issuer, that could impact a portfolio issuer’s business as well as the Master Fund’s return on its investment with respect thereto.

The Investment Manager believes that significant changes in the regulatory environment and institutional risk tolerance have reduced many lenders’ lending capacity and appetite for commercial real estate debt investments. Among the factors that the Investment Manager expects will continue to limit lending and increase debt costs for traditional financing sources are the Dodd-Frank Act and Basel III with provisions for higher bank capital charges on certain types of real estate loans, and enhanced risk-retention requirements for CMBS that may increase securitization costs and reduce competition from CMBS lenders.

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments alongside the other BREDS Vehicles. There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive real estate-related debt instruments.

Furthermore, prospective shareholders should note that the outcomes of the recent U.S. presidential and other elections and referenda create uncertainty with respect to legal, tax and regulatory regimes. Any significant changes in, among other things, economic policy (including with respect to interest rates and foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Master Fund and its investments.

U.S. Federal Income Tax Reform. The recently enacted tax legislation, informally known as the “Tax Cuts and Jobs Act,” significantly altered existing U.S. federal income tax law. Prospective investors should consult their own tax advisors regarding these changes, as well as other potential changes in tax laws.

Operational Risk. The Master Fund depends on the Investment Manager and other service providers (including, but not limited to, Fund and Master Fund accountants, custodians, transfer agents and administrators) to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Master Fund’s operations may cause the Master Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Master Fund depends on the Investment Manager and other service providers to develop the appropriate systems and procedures to control operational risk. The Master Fund’s business is highly dependent on its ability to process, on a daily basis, transactions across various markets. Consequently, the Master Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Master Fund’s ability to properly manage the portfolio. Generally, the Investment Manager and other service providers will not be liable to the Master Fund for losses incurred due to the occurrence of any such errors.

The Master Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Master Fund could be unable to achieve the market position selected by the Investment Manager or might incur a loss in liquidating its positions. Since some of the markets in which the Master Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Master Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Master Fund to suffer a loss.

Intellectual Property Risk. Neither the Fund, the Master Fund nor the Investment Manager own the Blackstone name, but each may use it as part of its corporate name pursuant to the Investment Management Agreement and the Master Fund Investment Management Agreement. Use of the name by other parties or the termination of the Investment Management Agreement or the Master Fund Investment Management Agreement may materially impact the Investment Manager, the Master Fund or the Fund.

Cyber-Security Risk and Identity Theft Risks. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Investment Manager and its affiliates and their portfolio entities’ and service providers’ information and technology systems may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Cyberattacks and other security threats could originate from a wide variety of sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. There has been an increase in the frequency and sophistication of the cyber and security threats the Investment Manager faces, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target the Investment Manager because, as an alternative asset management firm, the Investment Manager holds a significant amount of confidential and sensitive information about its investors, its portfolio companies and potential investments. As a result, the Investment Manager may face a heightened risk of a security breach or disruption with respect to this information. If successful, these types of attacks on the Investment Manager’s network or other systems could have a material adverse effect on the Master Fund’s business and results of operations, due to, among other things, the loss of investor or proprietary data, interruptions or delays in the operation of the Master Fund’s business and damage to its reputation. There can be no assurance that measures the Investment Manager takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful.

Although the Investment Manager has implemented, and portfolio entities and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. The Investment Manager does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Investment Manager, the Master Fund and/or a portfolio entity, each of whom could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Investment Manager’s, its affiliates’, the Master Fund’s and/or a portfolio entities’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of the Investment Manager and/or portfolio entities. The Investment Manager’s, the Master Fund’s and/or a portfolio company/entity could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance.

In addition, the Investment Manager operates in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Investment Manager operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including the General Data Protection Regulation in the EU that goes into effect in May 2018. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize the Investment Manager, its employees’ or the Master Fund’s investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, the Investment Manager’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Master Fund’s investors’, the Master Fund’s counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of the Investment Manager’s business, liability to the Master Fund’s investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if the

Investment Manager fails to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause the Master Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Finally, the Master Fund’s portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses.

Terrorist Activities. The continued threat of global terrorism and the impact of military and other action will likely continue to cause volatility in prices of commodities and could affect the Master Fund’s financial results. The Master Fund’s investments may involve significant strategic assets having a national or regional profile. The nature of these assets could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near such assets would likely cause significant harm to employees, property and, potentially, the surrounding community, and may result in losses far in excess of available insurance coverage. As a result of global events and continued terrorism concerns, insurers significantly reduced the amount of insurance coverage available for liability to persons other than employees for claims resulting from acts of terrorism, war or similar events. As a result of a terrorist attack or terrorist activities in general, the Master Fund may not be able to obtain insurance coverage and other endorsements at commercially reasonable prices or at all.

Sanctions and Anti-Corruption Risks. Economic sanction laws in the United States and other jurisdictions prohibit Blackstone, Blackstone’s professionals and the Master Fund from transacting with or in certain countries and with certain individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may significantly restrict the Master Fund’s investment activities in certain emerging market countries and certain parties.

In some countries, there is a greater acceptance than in the United States of government involvement in commercial activities, and of corruption. Blackstone, the Blackstone professionals and the Master Fund and Fund are committed to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act of 2010 (“U.K. Bribery Act”) and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Master Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Master Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the United Kingdom has recently significantly expanded the reach of its anti-bribery laws with the U.K. Bribery Act, which in some ways is broader than the FCPA and applies to private and public sector corruption and holds companies liable for failure to prevent bribery unless they have adequate procedures in place to prevent bribery. While Blackstone (or any third party Blackstone contracts with to provide services related to FCPA and U.K. Bribery Act compliance) has developed and implemented a compliance program designed to ensure compliance by Blackstone and its personnel with the FCPA and the U.K. Bribery Act, even reasonable compliance programs may not prevent all instances of corruption. In addition, in spite of Blackstone’s or any such third party’s policies and procedures, affiliates of portfolio companies, particularly in cases where the Master Fund or another Blackstone sponsored fund or vehicle does not control such portfolio company, may engage in activities that could result in FCPA or U.K. Bribery Act violations. Any determination that Blackstone has violated the FCPA, U.K. Bribery Act or other applicable anti-corruption laws or anti-bribery laws could subject Blackstone to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation and a general loss of investor confidence, any one of which could materially and adversely affect Blackstone’s business prospects and/or financial position, as well as the Master Fund and Fund’s ability to achieve their investment objectives and/or conduct their operations.

Indemnification; Absence of Recourse. The Fund will be required to indemnify the Board of Trustees, the Investment Manager, their affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Board of Trustees or the Investment Manager on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund. It should be noted that the Board of Trustees may cause the Fund to purchase insurance for the Fund, the Board of Trustees, the Fund and its officers.

Service Provider Risk. The Fund and the Master Fund are dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Fund or Master Fund, respectively, there may be a material adverse impact on the Fund’s or Master Fund’s operations. In addition, the Fund and the Master Fund may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Fund or Master Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund or the Master Fund would be payable from the assets of the Fund or Master Fund, respectively.

Tax Risks of Investing in the Fund. The Fund has qualified to be treated as a RIC under the Code, which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, gross income and distribution requirements. (See “Tax Considerations” below.)

There can be no assurance that the Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund were to fail to qualify for treatment as a RIC in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

Multiple Shareholders of the Master Fund Risk. The Fund’s assets consist primarily of its investment in the Master Fund. Therefore, in order to fund the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. The Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. However, the Master Fund has other investors, in the form of feeder funds, other than the Fund, and may have additional investors in the future and, if a repurchase offer by the Master Fund is oversubscribed, the Fund would have access to only a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors.

Subsidiary Risk. The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized domestically or in a foreign jurisdiction through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders.

Technological innovations may disrupt the markets and sectors in which we operate and subject us to increased competition or negatively impact the tenants of the properties securing our real estate-related securities investments.

Current trends in the real estate market and the sectors in which we invest generally have been toward disrupting the industry with technological innovation, and multiple young companies have been successful in capitalizing on this trend toward disruption. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect us, tenants of properties securing our real estate-related securities or our investments or alter the market practices that help frame our strategy. For example, the value of real estate-related securities secured by retail properties is affected by the increased prominence of online shopping that competes with brick and mortar retail, the value of real estate-related securities secured by hospitality properties is affected by competition from the non-traditional hospitality sector (such as short-term rental services), and the value of real estate-related securities secured office properties is affected by competition from shared office spaces (including co-working environments). Any of these new approaches could damage our investments and significantly disrupt the market in which we operate, which could materially and adversely affect our business, financial condition and results of investments.

Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as shall be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects and/or Other Blackstone Vehicles, will serve on other committees and have other responsibilities throughout Blackstone and/or its portfolio entities, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the advantages across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different businesses, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone investment teams and portfolio entities may engage to advise and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive firm-wide synergies the Master Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which its private equity businesses, the BREP Vehicles and/or the BPP Vehicles may be considering making an investment or companies in which affiliates of Blackstone may hold an interest. As a consequence, that information, which could be of benefit to the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to us. In addition, to the extent that the Blackstone real estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of the Blackstone real estate group, generally also will be deemed to be in possession of such information or otherwise restricted, which will likely reduce the investment opportunities available to the Master Fund, prevent the Master Fund from exiting an investment or otherwise limit its investment flexibility. Members of the investment team may also be excluded from participating in certain investment decisions or otherwise replaced because of potential conflicts with other businesses at Blackstone or other reasons, in which case the Master Fund will not benefit from their expertise and advice. Additionally, confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone may provide Blackstone with information that will from time to time restrict or otherwise limit the Master Fund’s ability to make investments in such companies. Blackstone may enter into one or more strategic relationships, in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity it can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the 1940 Act, the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles , other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone may from time to time participate in underwriting or lending syndicates with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Such underwritings will be on a firm commitment basis or may be on an uncommitted “best efforts” basis. A Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate and purchase securities from the Master Fund or such portfolio entities or advise on such transactions. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions, including transactions in the secondary markets where it will from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Master Fund and such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing (including loan servicing) fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, and consulting, monitoring, commitment, syndication, origination, organizational, financing and divestment fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Blackstone Vehicles is purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the Management Fee paid generally will not be reduced by such amounts. Blackstone may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions, discounts, fees or such other compensation from such other parties. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone, including other investment partnerships. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged which may be disadvantageous to the Master Fund. Where Blackstone serves as underwriter with respect to a portfolio entity’s securities, the Master Fund will from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time its ability to sell any securities that it continues to hold is restricted. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable).

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers.

The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by us. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a CMBS investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. The Fund and the Master Fund are currently seeking investment relief from the SEC to engage in co-investment transactions with affiliates of the Investment Manager. However, there can be no assurance that the Fund and the Master Fund will obtain such exemptive relief. Even if the Fund and the Master Fund receive exemptive relief, the Investment Manager’s affiliates will not be obligated to offer the Fund or the Master Fund the right to participate in any transactions originated by them. The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund).

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, REITs, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the Investment Management Agreement and Master Fund Investment Management Agreement and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities. In addition, subject to the requirements of the 1940 Act, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise an MBS that is owned by the Master Fund will be issued by, or be collateralized by properties owned by, portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

We have acquired and may in the future acquire MBS affiliated with Blackstone. We have acquired and may in the future acquire MBS whereby mortgages underlying the MBS were issued by, properties underlying the mortgages in the MBS are owned by, and/or the MBS is serviced by a Blackstone affiliate. While we will be acquiring such MBS from third parties and will forgo all non-economic rights (including voting rights) in such MBS as long as the affiliation persists, which should mostly mitigate any conflicts of interest, there is no assurance that such procedures will adequately address all of the conflicts of interest that may arise or will address such conflicts in a manner that results in the allocation of a particular investment opportunity to us or is otherwise favorable to us. Since certain of our executives are also executives of Blackstone, the same personnel may determine the price and terms for the investments for both us and these entities and there can be no assurance that any procedural protections, such as obtaining market prices or other reliable indicators of fair value, will prevent the consideration we pay for these investments from exceeding their fair value or ensure that we receive terms for a particular investment opportunity that are as favorable as those available from an independent third party.

Activities of Principals and Employees. Certain of the principals and employees of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain principals and employees of the Investment Manager may have a greater financial interest in the performance of such other funds or accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such organizations.

Service Providers and Counterparties. Certain advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms), that provide goods or services to the Master Fund, Blackstone and/or certain entities in which the Master Fund has an investment may also provide goods or services to or have business, personal, financial or other relationships with Blackstone and its other businesses. For example, certain portfolio entities enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of title and/or other insurance policies (which will from time to time be pooled across portfolio entities and discounted due to scale) from a third party or a Blackstone affiliate, and other similar operational, administrative or management related initiatives that result in commissions, discounts or similar payments to Blackstone or its affiliates (including personnel), including related to a portion of the savings achieved by the portfolio entity. Such benefits will not result in an offset to the Management Fee. Such advisors and service providers referred to above may be investors in the Master Fund, affiliates of the Investment Manager, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which Blackstone and/or Other Blackstone Vehicles have an investment, and payments by the Master Fund may indirectly benefit Blackstone and/or such Other Blackstone Vehicles. In addition, certain employees of Blackstone may have family members or relatives employed by such advisors and service providers. The Investment Manager and/or its affiliates may also provide administrative services to the Master Fund for a fee. These relationships may influence Blackstone and/or the Investment Manager in deciding whether to select, recommend or create such an advisor or service provider to perform services for the Master Fund or a portfolio entity (the cost of which will generally be borne directly or indirectly by the Master Fund or such portfolio entity, as applicable) and may incentivize Blackstone to engage such a service provider over a third party and/or utilize the services of brokers or other service providers or to pay such brokers or other service providers higher fees or commissions, out of the Master Fund’s assets, in return for such brokers or service providers’ willingness to invest in the Master Fund, which could result in additional fees for the Investment Manager. Any fees from these providers described below do not offset Management Fees payable by the shareholders. Similarly, from time to time, Blackstone personnel may speak at conferences and programs which are sponsored by the Master Fund’s brokers, as applicable, for potential investors interested in investing in funds. Through such capital introduction events, prospective investors in the Master Fund have the opportunity to meet with the Investment Manager. Neither the Investment Manager nor the Master Fund will compensate the brokers for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) provided by a broker may influence the Investment Manager in deciding whether to use such broker in connection with brokerage, financing and other activities of the Master Fund.

Additionally, certain employees and other professionals of Blackstone have family members or relatives that are actively involved in the real estate industry and/or have business, personal, financial or other relationships with companies in the real estate industry (including the advisors and service providers described above), which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets which are actual or potential investments of the Master Fund or other counterparties of the Master Fund and its portfolio entities and/or assets. Moreover, in certain instances, the Master Fund or its portfolio entities may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund’s organizational documents will not preclude the Master Fund from undertaking any particular investment activity and/or transaction. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager.

Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

LNLS. Blackstone partnered with a leading national title agency to create Lexington National Land Services (“LNLS”), a title agent company. LNLS acts as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with U.S. investments by the Master Fund, Other Blackstone Vehicles and third parties. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS will not perform services in nonregulated states for the Master Fund or Other Blackstone Vehicles unless (i) in the context of a portfolio transaction that includes assets in rate regulated states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when providing only support services to the underwriter and not negotiating the title policy or issuing it to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by the Master Fund based on its equity interest in LNLS. In each case, there will be no related offset to the Master Fund. As a result, while Blackstone believes the venture will provide services at or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize Blackstone to engage LNLS over a third party. We will not incur any expenses or receive any revenues when our borrowers engage LNLS.

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”), is a captive center of resources administered by ThoughtFocus Technologies LLC (“ThoughtFocus”), which is an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE may perform services for the Master Fund that may have historically been performed by Blackstone personnel, such as fund administrative services, data collection and management services, and technology implementation and support services, some of which will be paid for by the Master Fund on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the Master Fund’s payments for such services, and there will be no related offset to the Management Fee.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) may pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the

Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by us and Other Blackstone Vehicles). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or our participation in these relationships.

Blackstone receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Master Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). As a result, Blackstone may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of information learned from a portfolio company. In furtherance of the foregoing, Blackstone may enter into information sharing and use arrangements with portfolio companies and/or entities. Blackstone believes that access to this information furthers the interests of the shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Master Fund’s investment management activities. Subject to appropriate contractual arrangements, Blackstone may also utilize such information outside of the Master Fund’s activities in a manner that provides a material benefit to Blackstone and/or its affiliates, but not the Master Fund. The sharing and use of such information presents potential conflicts of interest. Any corresponding/resulting benefits received by Blackstone and/or its affiliates will not be subject to Management Fee offset provisions or otherwise shared with investors. As a result, the Investment Manager may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits Blackstone and/or its affiliates.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets.”

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the

Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund and the Fund, the Investment Manager considers the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

Management of the Fund

Board of Trustees

The Fund has a Board of Trustees which supervises the conduct of the Fund’s affairs and the Investment Manager’s overall management of the Fund. A majority of the Board of Trustees is comprised of persons who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Fund Declaration of Trust. The Trustees serving on the Board of Trustees were elected by the initial shareholder of the Fund. The Fund’s Board of Trustees also serves as the Board of Trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

Investment Manager

Overview

Blackstone Real Estate Income Advisors, L.L.C. is the Fund and the Master Fund’s investment manager. The Investment Manager is an affiliate of Blackstone, a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles). The Investment Manager has a limited history of operations.

Investment Process

The Master Fund’s portfolio is managed day-to-day by its portfolio managers under a consistent investment and approval process utilized for all of Blackstone’s liquid commercial real estate debt investment vehicles, which leverages the broader Blackstone real estate platform. The following is a brief summary of certain key aspects of the investment process the Investment Manager generally utilizes on behalf of the Master Fund.

•	Fundamental Analysis: The Investment Manager generally utilizes an asset-by-asset valuation approach to evaluate potential investments with a focus on underlying cash flow projections, replacement costs and sector-by-sector and market-by-market supply/demand trends.

•	Opportunistic Value-Orientation Philosophy: The Investment Manager opportunistically allocates capital to various real estate-related debt investments in different geographical areas (e.g., North America and Europe) and sectors (e.g., hospitality or multifamily) and various positions in the debt capital structure that provide an attractive risk-adjusted returns at various points in the respective real estate cycle.

•	Disciplined Investment Approach: The Investment Manager employs conservative underwriting and rigorous due diligence with respect to each investment while carefully assessing the impact of certain potential downside scenarios.

•	Concentrated, Long-term Investment Approach: The Investment Manager utilizes extensive market research, operating knowledge and underwriting capabilities to take concentrated positions in selective investments that generally are not based on near-term market fluctuations, but rather on the long-term prospects of the underlying real estate value.

•	Focus on Operations: The Investment Manager utilizes the knowledge, relationships and expertise of the existing operating team of Blackstone’s real estate group to evaluate the sponsorship of potential investments.

•	Long-term Positive Outlook for Real Estate: While the Master Fund may establish short positions, the Master Fund’s portfolio generally will have a long bias, as the Investment Manager currently believes in the long-term macroeconomic conditions that underpin real estate values.

•	Analysis of Market Cycles: The Investment Manager engages in continuous analysis of the real estate market across sectors and underlying business fundamentals, as well as the investment environment surrounding each opportunity. Given the cyclical nature of the real estate business, the timing of the investment, and its disposition, prove to be crucial factors in the ultimate success of a transaction.

Management Agreement

The Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of the Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Investment Manager will charge a pro rata portion of the Management Fee in the event of purchases or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement are substantially the same as the terms of the Master Fund Investment Management Agreement, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee or Incentive Fee is payable by the Fund under its Investment Management Agreement with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the Fund’s Investment Management Agreement is available in the Fund’s annual report to shareholders for the year ended December 31, 2017.

The Investment Manager has a robust risk management process in place. On a daily basis, the Investment Manager monitors market movements, hedges interest rate and credit risk as necessary, performs diligence on new issue and secondary market investment opportunities, manages conflicts with the broader Blackstone real estate platform and documents trading. On a weekly basis, the Investment Manager produces risk reports outlining portfolio duration, individual positions and sector exposure, holds a meeting during which the portfolio managers review the various risk reports, holds a meeting of operations and compliance personnel to review compliance and trading activity and periodically holds an update meeting with members of BREDS and real estate management to discuss portfolio composition, market trends and opportunities. The Investment Manager also reviews its watch list on a monthly basis and reviews portfolio valuation. Periodically, the Investment Manager will conduct stress testing, analyze brokerage activity and costs and review portfolio liquidity in relation to market conditions.

The Investment Manager has temporarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion).

The investment management agreements between the Investment Manager and each of the Fund and the Master Fund provide that the Investment Manager shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as advisor in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

The following individuals at the Investment Manager have primary responsibility for the day-to-day management of the Master Fund’s portfolio: Jonathan Pollack, Michael Nash and Michael Wiebolt.

For more information about portfolio manager compensation, other accounts they manage and their ownership of securities in the Fund, please refer to the SAI.

Incentive Fee

The Master Fund pays the Investment Manager a performance-based Incentive Fee promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund Investment Management Agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, and without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund, as described below.

For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between:

(x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of shares of the Master Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and

(y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of shares of the Master Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period.

All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses.

“Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. Upon termination of the advisory agreement, the Master Fund will pay the Incentive Fee to the Investment Manager as if the date of effectiveness of such termination is the end of the Master Fund’s fiscal year. In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Master Fund’s fiscal year-end due to the Master Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Master Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Master Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Investment Manager for such Fiscal Period. The Master Fund expects to continue to conduct repurchase offers each fiscal quarter. Fiscal Periods will therefore be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Investment Manager) four times each fiscal year. For purposes of determining the Master Fund’s Net Capital Appreciation, the Incentive Fee is calculated and accrued monthly as an expense of the Master Fund (as if each month is the end of the Master Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Master Fund’s loss carryforward account. The loss carryforward account is an account that had an initial balance of zero upon commencement of the Master Fund’s operations and, thereafter, is credited as of the end of each Fiscal Period with the amount of any Net Capital Depreciation (as defined below) of the Master Fund for that Fiscal Period and is debited with the amount of any Net Capital Appreciation of the Master Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” See “Summary of Fees and Expenses.”

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Risk Factors—Incentive Fee Risk.”) In addition, although the aggregate fees payable by the Master Fund to the Investment Manager are similar to those of private investment funds, they are higher than those paid by most registered investment companies.

“Net Capital Depreciation” means, with respect to any Fiscal Period, the difference, if any, between:

(x) the sum of (i) the value of the Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period) increased by the dollar amount of shares of the Master Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and (ii) the amount of any dividends, distributions or withdrawals during that Fiscal Period (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and

(y) the sum of (i) the value of the Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period), (ii) the Management Fee expense and sales load for that Fiscal Period, and (iii) the amount of any subscriptions to the Fund during that Fiscal Period.

All calculations of Net Capital Depreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses.

The following example illustrates how we would calculate our Incentive Fee based on the assumptions set forth below. Our actual results may differ materially from the following example.

Assume the following:

•	Net asset value at the beginning of the Fiscal Period equals $545,000,000;

•	Net asset value at the end of the Fiscal Period, after paying Management Fee expenses, is $699,000,000;

•	The loss carryforward account has a balance of $0;

•	There were subscriptions of $180,000,000 and $40,000,000 share repurchases during the Fiscal Period; and

•	$24,000,000 in dividends were paid out to shareholders during the Fiscal Period.

Under these assumptions, the Incentive Fee payable to our Investment Manager would be $8,250,000 as calculated below:

A.	Beginning net asset value ($545,000,000), plus dollar amount of shares issued ($180,000,000), excluding any dividends reinvested pursuant to the DRIP ($17,000,000)	$708,000,000

B.	The loss carryforward account balance	$0

C.	Ending net asset value ($699,000,000) plus shares repurchased ($40,000,000) plus dividends paid out ($24,000,000)	$763,000,000

D.	Net Capital Appreciation is equal to the difference between subtotal C and subtotal A	$55,000,000

E.	Incentive Fee is equal to 15% of (i) the difference of the Master Funds’ Net Capital Appreciation and (ii) the balance of the loss carryforward account plus any allocated Management Fee expense	$8,250,000

Expense Limitation Undertaking

The Investment Manager has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s Specified Expenses (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2018 without the Board’s consent.

The Fund has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three-year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the shareholders. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and the Master Fund

The Administrator and Escrow Agent

Each of the Fund and the Master Fund has appointed State Street Bank and Trust Company to serve as its administrator pursuant to an administration agreement between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund shareholder or Master Fund shareholder for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third-party service provider to the Fund and the Master Fund and is not responsible for the preparation of this Prospectus.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when Advisor Class I Shares may be subscribed for and monies may be transmitted to the Fund.

The Distributor

Blackstone Advisory Partners, L.P. (the “Distributor”), a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund.

Pursuant to the distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Fund pays the Distributor a Service Fee that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Advisor Class I Shares. The Service Fee consists of 0.25% for personal services provided to shareholders and/or the maintenance of shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Service Fee to the selling agents that sell Advisor Class I Shares.

Custodian

State Street Bank and Trust Company serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by State Street Bank and Trust Company or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 1 Iron Street, Boston, MA 02110.

Transfer Agent

State Street Bank and Trust Company serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

Subscription for Shares

The Offering

Advisor Class I Shares are being offered on a continuous basis at their net asset value per share and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. Advisor Class I Shares may be purchased only from selected broker-dealers or through the Distributor. This offering may be terminated at any time at the Fund’s sole discretion.

Advisor Class I Shares are being offered only to “Qualified Investors” as defined below. The minimum initial investment in the Fund by an investor is $25,000. Subsequent investments must be at least $5,000. These minimums may be waived by the Fund or the Investment Manager from time to time for certain investors.

The full subscription amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Advisor Class I Share purchase. However, in the Fund’s discretion, subscription amounts received after this deadline (but before the effective date of the Advisor Class I Share purchase) may be accepted. Investors will not have a rescission right after payment of the subscription amount is made. Advisor Class I Shares purchased will be issued at the net asset value as of the effective date of the Advisor Class I Share purchase. Notice of each Advisor Class I Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven Business Days after the Fund’s net asset value is distributed and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net asset value applicable on the effective date of the Share purchase, the net asset value applicable to a purchase of Advisor Class I Shares generally will be available within fifteen Business Days after the effective date of the Advisor Class I Share purchase; at that time, the number of Advisor Class I Shares based on that net asset value and each shareholder’s subscription amount will be determined and Shares are credited to the shareholder’s account.

Pending investment in the Fund, the proceeds of this offering will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective shareholder must complete the subscription documents, in which the prospective shareholder must certify, among other things, that he or she is a “Qualified Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Distributor must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However, in the Fund’s discretion, subscription documents received after this deadline (but before the effective date of the Advisor Class I Share purchase) may be accepted.

Qualified Investors

Each prospective shareholder in the Fund will be required to certify to the Fund that the Advisor Class I Shares are being acquired for the account of a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Shareholders who are “qualified clients” are referred to in this Prospectus as “Qualified Investors.” An individual will generally be considered a Qualified Investor if immediately prior to their subscription they have (i) at least $1 million under the management of the Investment Manager or (ii) at least $2.1 million in net worth. Existing shareholders who subscribe for additional Advisor Class I Shares will be required to qualify as Qualified Investors at the time of each additional purchase. Qualifications that must be met in becoming a shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any selling agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such selling agent.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective shareholder may lose some or all of his or her investment. Before making an investment decision, a prospective shareholder should consider, among other things: (i) the suitability of the investment with respect to such prospective shareholder’s investment objectives and personal situation; and (ii) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective shareholders should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of Advisor Class I Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Advisor Class I Shares are not subject to a sales load. The Fund is not obligated to sell to a broker-dealer any Advisor Class I Shares that have not been placed with shareholders that meet all applicable requirements to invest in the Fund.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Advisor Class I Shares. There is no minimum number of Advisor Class I Shares (by all shareholders in aggregate) required to be purchased in this offering. The Distributor does not intend to make a market in the Advisor Class I Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Pursuant to its service plan (the “Service Plan”), the Fund pays the Distributor a Service Fee that is calculated and accrued monthly at an annualized rate of 0.25% of the average net assets of the Fund attributable to Advisor Class I Shares for services to investors. The Service Fee consists of 0.25% for personal services provided to shareholders and/or the maintenance of shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Service Fee to the selling agents that sell Advisor Class I Shares of the Fund.

The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority Inc. (“FINRA”) so that the ongoing payments of the Service Fee made by the Fund are governed by FINRA Rule 2341. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. Pursuant to this granted exemption and in accordance with Rule 2341, payment of the Service Fee could continue for an extended period of time (including, in either case, during the entire life of the Fund). In addition, the aggregate amount of the Service Fee paid by the Fund and indirectly borne by long-term shareholders over time ultimately could exceed the maximum front-end sales charge permitted by FINRA. The Distributor intends to comply with FINRA Rule 2341 in connection with the distribution of the Shares.

Also, subject to the cap on expenses pursuant to the Expense Limitation and Reimbursement Agreement, the Fund agreed to pay for certain expenses of the Distributor in connection with this offering in the amount not exceeding $20,000.

In addition, the Fund operates pursuant to an exemptive order that has been granted by the SEC to permit the Fund to offer multiple classes of shares. Pursuant to the terms of the SEC exemptive order the Fund is required to adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company. Because the Fund currently intends to voluntarily adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company, with respect to the Advisor Class I Shares, the Fund has adopted and implemented its Service Plan in the manner required by such Rule. By adopting the Service Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the payments are characterized as such. In conformity with Rule 12b-1, when the Service Plan was adopted, the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, concluded that there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders. In further conformity with Rule 12b-1, the Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Service Plan and the purposes for which such expenditures were made; (ii) the Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Service Plan; (iii) any material amendment to the Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, acting in person at a meeting called for said purpose; and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Service Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan. The Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Service Plan, or by a vote of the holders of a majority of the outstanding Shares.

The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Advisor Class I Shares or the retention and/or servicing of shareholder accounts. This compensation would be in addition to compensation paid by the Fund, which is described in this Prospectus, and may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent or based on a percentage of the value of Shares sold to, or held by, customers of the selling agent. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. As of the date of this Prospectus, the following selling agent has an arrangement to receive such payments: Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The level of payments made to Merrill Lynch will not exceed 0.225% of the assets attributable to Merrill Lynch customers invested in the Fund.

Distributions

As of the date of this prospectus, we have paid distributions to our shareholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our shareholders and the sources of those distributions. Past distributions are not indicative of future distributions. Distributions may fluctuate from time to time and are not guaranteed.

Year	Record Date	Payable Date	Per Share Distribution	Source(s) of Distribution
2018	March 29	April 17	$12.24	Ordinary Income
2017	December 30	January 17, 2018	$14.17	Ordinary Income
	September 29	October 17	$9.97	Ordinary Income
	June 29	July 17	$10.44	Ordinary Income
	March 30	April 17	$10.57	Ordinary Income
2016	December 30	January 16, 2017	$33.74	Ordinary Income(1)
	September 29	October 17	$10.98	Ordinary Income
	June 29	July 15	$10.52	Ordinary Income
	March 30	April 15	$12.12	Ordinary Income
2015	December 30	January 15, 2016	$14.05	Ordinary Income (68.83%), Short-Term Capital Gains (18.93%), Long Term Capital Gains (8.11%), Return of Capital (4.13%)
	September 29	October 15	$11.72	Ordinary Income (86.01%), Short-Term Capital Gains (11.52%), Return of Capital (2.47%)
	June 29	July 15	$10.47	Ordinary Income
	March 30	April 15	$9.99	Ordinary Income
2014	December 30	January 15, 2015	$10.69	Ordinary Income (90.46%), Return of Capital (9.54%)
	September 29	October 16	$6.17	Ordinary Income
	June 30	July 16	$4.39	Ordinary Income

(1)	$8.180 of which was from net distributable investment income and $25.560 of which was from currency gains and swap income.

The Fund expects to continue to pay distributions on the Shares at least quarterly in amounts representing substantially all of its net investment income, if any. The Fund will pay substantially all taxable net capital gain realized on investments at least annually. For distributions made with respect to quarters that do not correspond to the end of a fiscal year, net investment income excludes the effect of Incentive Fees payable to the Investment Manager with respect to realized and unrealized gains on the value of the Master Fund’s investments, which are determined and paid as of the end of a fiscal year and fluctuate from period to period until such time.

Pursuant to the Plan, unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain distributions) will be automatically reinvested by the Fund in additional Shares. See “Repurchases and Transfers of Shares—Automatic Dividend Reinvestment Plan.”

Determination of Net Asset Value and Managed Assets

The net asset value of each class of the Fund and the Master Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because of the differences in service fees and class-specific expenses, the per share net asset value of each class may differ. Because the Fund invests substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s portfolio. The net asset value of each class of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund.

For purposes of calculating the Master Fund’s net asset value, the Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. U.S. GAAP defines fair value as the price that the Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager administers the valuation and pricing function of the Master Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these determinations, determinations of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or pricing/service broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Managed Assets is determined as net assets, plus the amount of leverage for investment purposes.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no shareholder will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 10–25%) of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12-month period following acquisition will be subject to an Early Withdrawal Fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendation. The Investment Manager expects that it will recommend to the Fund’s Board that the Fund conduct quarterly repurchases. If a shareholder who is a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”) elects to tender its Shares in full and such full tender is accepted by the Fund, such shareholder’s participation in the Plan will be automatically terminated as of the applicable Tender Valuation Date and any distributions due to such shareholder but not yet paid as of such date will be paid in cash on the scheduled dividend payment date.

The Fund’s assets consist primarily of its investment in the Master Fund. Therefore, in order to fund the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has one other investor other than the Fund, Blackstone Real Estate Income Fund (“BREIF”), and if a repurchase offer by the Master Fund is fully subscribed or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by BREIF. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be both liquid and illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering the Investment Manager’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any shareholders have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and the Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open will not know the net asset value of their Shares at the time of tender, but may ascertain the current net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or shareholders not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering shareholders on an equal basis to the extent practicable. Shareholders may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If a shareholder tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the shareholder a non-interest-bearing, non-transferable promissory note entitling the shareholder to the payment described below:

(i) an initial payment equal to 95% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the shareholder, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund; and

(ii) a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered as of the Tender Valuation Date and purchased as of the Tender Valuation Date over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment and Contingent Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the Early Withdrawal Fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Advisor Class I Shares in the Fund.

A shareholder tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently

$25,000. If a shareholder tenders a number of Shares that would cause the aggregate net asset value of the shareholder’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a shareholder’s Shares in the Fund. The Fund or the Investment Manager may waive the minimum account balance from time to time.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value and Managed Assets” and additional risks are discussed under “Risk Factors—Liquidity Risks.”

The Investment Manager and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as a shareholder.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of portfolio securities of the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. The Investment Manager takes measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund or the Master Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s or the Master Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering and, in certain cases, non-tendering shareholders. See “Tax Considerations.”

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” For illustrative purposes, a shareholder that acquired Shares on April 1 will not incur an Early Withdrawal Fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances.

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of a shareholder or any person acquiring Shares or portion of the Shares from or through a shareholder without consent or other action by the shareholder or other person or (ii) cause a shareholder to sell all or a portion of its Shares to another shareholder, at the most recently calculated net asset value of such shareholder’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•	the Shares (or a portion of the Shares) have been transferred without the Investment Manager’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder;

•	ownership of the Shares (or portion of the Shares) by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or the Investment Manager subject the Fund or any shareholder to an undue risk of adverse tax (such as the Fund no longer being treated as a RIC) or other fiscal or regulatory consequences;

•	continued ownership of the Shares (or portion of the Shares) by the shareholder or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, the Investment Manager, or prevent the Investment Manager from receiving any fees in respect of the Fund or such shareholder;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true; or

•	the value of a shareholder’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from a shareholder’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Board or the Investment Manager (as applicable), which consent may be withheld in the Board’s or the Investment Manager’s (as applicable) sole discretion and shall not be subject to challenge by any potential assignor or assignee. The Board may, in its discretion, delegate to the Investment Manager its authority to consent to transfers of Shares. Unless waived by the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Fund Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder’s equity owners in certain circumstances, at the time of purchase meets the standard for a Qualified Investor. If a shareholder Transfers its Shares with the approval of the Board or the Investment Manager (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, each other shareholder and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Plan, unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain distributions) will be automatically reinvested by the Fund in additional Shares. Election not to participate in the Plan and to receive all distributions in cash may be made at any time by indicating that choice on the subscription documents or by sending written notice to the Administrator in accordance with the Plan at 1 Iron Street, Boston, MA 02110. A shareholder holding Shares through an Intermediary may elect to receive cash by notifying the intermediary (who should be directed to inform the Administrator in writing) at any time. If, however, a shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95 day period.

After the Fund determines to make a distribution, participants will be issued additional Shares at their then net asset value as of the dividend date. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and credited to the shareholder’s account, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of distributions will not relieve participants of any U.S. federal income tax that may be payable on such distributions. See “Tax Considerations.”

There is no direct service charge for participation in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and a shareholder’s account may be obtained by contacting the Administrator at 1 Iron Street, Boston, MA 02110 or by calling the Administrator at (855) 890-7725.

The terms and conditions of the Plan may be amended by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by sending written notice to the participants at least 30 days prior to the effective date thereof.

Description of Shares

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to the Fund Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares and may divide the Shares into one or more classes (each, a “Class”). The Shares are currently offered in two Classes. Each Class has a separate distribution fee arrangement but otherwise has the same rights and privileges as the other Class. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of the Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and distributions, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See “—Preferred Shares” below. All Shares of each Class are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its Shares.

Any additional offerings of shares will require approval by the Fund’s Board of Trustees. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of the Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s net asset value will be reduced immediately following the offering of the Shares by the amount of the offering expenses paid by the Fund. See “Summary—Fund Expenses.”

The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them soon after purchase.

Preferred Shares

The Fund Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the holders of the Shares. Holders of the Shares have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including distribution rate, liquidation preference and redemption provisions restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears will be determined by the Board of Trustees, subject to applicable law and the Fund Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of the Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Fund Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Shares as a single class.

The terms of any Preferred Shares issued by the Fund are expected to provide that the affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund Declaration of Trust. The Board of Trustees, without the approval of the holders of the Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Certain Provisions in the Fund Declaration of Trust

The Fund Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Fund Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means Trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Fund Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares (including common and Preferred Shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Fund Declaration of Trust, but may be required in certain cases under the 1940 Act). The Fund Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the Trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Fund Declaration of Trust provides that the Fund may dissolve upon the vote of a majority of the Trustees and two-thirds of the Fund’s shares.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Fund Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Fund Declaration of Trust, which is on file with the SEC.

The Fund Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to stockholders of private, for profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Fund Declaration of Trust, which is on file with the SEC.

In addition, the default fiduciary duties of the Board of Trustees may be modified as set forth in the Fund Declaration of Trust and the Master Fund Declaration of Trust.

Portfolio Transactions

Portfolio transactions are allocated to brokers by each portfolio manager. Portfolio managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the portfolio managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. The Fund currently does not, and does not expect to, use soft dollar arrangements. If the Fund uses soft dollars in the future, portfolio managers will only use soft dollars in accordance with the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended.

In view of the fact that the investment program of certain of the portfolio managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the investment funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Master Fund intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two shareholders. As a result, the Master Fund will itself generally not be subject to U.S. federal income tax. Rather, each of the Master Fund’s shareholders, including the Fund, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Fund’s items of income, gain, loss, deduction and credit. For purposes of the discussion below, references to investments and activities of the Fund are deemed to include the Fund’s allocable share of investments and activities of the Master Fund.

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through the Master Fund generally will be determined as if the Fund realized such tax items directly. Similarly, for purposes of determining whether the Fund satisfies the asset diversification test described in clause (3) above, the Fund intends to “look through” the Master Fund to the underlying assets. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares of the Fund pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxes—Distributions” in the SAI) with respect to such Shares. In addition, no loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to non-U.S. shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

Certain ERISA Considerations

The following is a summary of certain considerations associated with the purchase of Advisor Class I Shares by employee benefit plans that are subject to Title I of ERISA, plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, an “ERISA Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of an ERISA Plan and prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such an ERISA Plan or the management or disposition of the assets of such an ERISA Plan, or who renders investment advice for a fee or other compensation to such an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In considering an investment in the Shares of a portion of the assets of any ERISA Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the ERISA Plan and the applicable provisions of ERISA or the Code or relating to a fiduciary’s duties to the ERISA Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by an ERISA Plan with respect to which the Fund or the Investment Manager is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption, of which there are many.

Plan Asset Issues

ERISA and the regulations (the “Plan Asset Regulations”) promulgated under ERISA by the U.S. Department of Labor generally provide that when an ERISA Plan acquires an equity interest in an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the 1940 Act, the ERISA Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by “benefit plan investors” as defined in Section 3(42) of ERISA or that the entity is an “operating company,” as defined in the Plan Asset Regulations.

In this regard each of the Fund and the Master Fund is an investment company registered under the 1940 Act, and as such, the underlying assets of the Fund and the Master Fund should not be considered to be “plan assets” for purposes of the fiduciary responsibility or prohibited transaction rules under Title I of ERISA or Section 4975 of the Code and the Investment Manager will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such shareholder solely as a result of its investment in the Fund.

Prospective investors should consult their own advisors to determine the suitability of Shares as an investment for, or with the assets of, an ERISA Plan.

The foregoing discussion is general in nature and is not intended to be all-inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing the Shares on behalf of, or with the assets of, any ERISA Plan, consult with their counsel regarding the potential applicability of ERISA or Section 4975 of the Code to such investment and whether an exemption would be applicable to the purchase of the Shares.

Securities Outstanding (as of March 31, 2018)

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Advisor Class I common shares of beneficial interest	Unlimited	N/A	60.639
Institutional Class II common shares of beneficial interest	Unlimited	N/A	323,162.503

Legal Proceedings

None of the Fund, the Master Fund, the Investment Manager or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any material proceeding instituted, or any material proceeding known to be contemplated, by a governmental authority.

Fiscal Year

The Fund’s fiscal year ends on December 31. The Fund sends to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

After the end of each fiscal year, each shareholder will receive a Form 1099 reporting income or gain.

APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P Global Ratings”) rating symbols and their meanings (as published by S&P Global Ratings) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

A-1

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due,

A-2

unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) . . .	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business

A-3

days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity

A-4

and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” inactive qualifier

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service

A-5

requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligations Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.
[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A-6

aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

A-7

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.4 5

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-“D” and “Fi”-“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally

[4]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).
[5]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

A-8

that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

A-9

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

A-10

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

A-11

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

A-12

Filed pursuant to Rule 497

Registration No. 333-216457

BLACKSTONE REAL ESTATE INCOME FUND II

INSTITUTIONAL CLASS II COMMON SHARES OF BENEFICIAL INTEREST

The Fund. Blackstone Real Estate Income Fund II (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is a “feeder” fund in a “master-feeder” structure.

Investment Objective. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

Investment Strategies. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective as the Fund. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited, to commercial mortgage-backed securities, mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities and other residential credit) and equity interests in collateralized debt obligation vehicles, collateralized loan obligation vehicles, real estate investment trusts , listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund may invest in securities of any credit quality.

Investing in the Fund’s Shares (as defined below) involves a high degree of risk. You could lose some or all of your investment. An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks. See “Risk Factors” beginning on page 48 of this Prospectus.

The Fund’s common shares of beneficial interest, par value $0.001, are offered in multiple classes. This Prospectus applies only to the offering of Institutional Class II Shares (the “Shares” or “Institutional Class II Shares”), in the Fund. Institutional Class II Shares are offered on a continuous basis at the then net asset value per share, as described in this Prospectus. The Fund has registered under the Securities Act of 1933, as amended, $355,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person or shareholder of the Fund will have the right to require the Fund to redeem any Institutional Class II Shares and the Institutional Class II Shares will have very limited liquidity, as described in this Prospectus. The Shares are sold in large minimum denominations solely to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended, and are restricted as to transfer. See “Subscription for Shares.”

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference.

	Price to Public	Proceeds to Fund

Per Institutional Class II Share (1)	At Current NAV	Amount Invested at Current NAV
Total	Up to $355,000,000	Up to $355,000,000(2)

(1)	The Institutional Class II Shares are offered on a continuous basis at the then net asset value per share. The Institutional Class II Shares are not subject to a sales load. See “Subscription for Shares—The Offering” below.

Prospectus dated May 1, 2018

(2)	Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor for the Institutional Class II Shares and serves in that capacity on a best efforts basis, subject to various conditions.

Derivatives. The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of effective leverage. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options or options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

Leverage. Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments.

The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps (collectively, “Effective Leverage”) in an aggregate amount of up to 33  1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Non-Investment Grade Debt. The Master Fund invests in instruments of varying credit quality and may invest in instruments of any credit quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

Investment Manager. Blackstone Real Estate Income Advisors L.L.C. is the investment manager (the “Investment Manager”) of the Fund and the Master Fund. The Investment Manager is an affiliate of The Blackstone Group L.P. (together with its affiliates, “Blackstone”), which is a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles).

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Amended and Restated Agreement and Declaration of Trust of the Fund dated as of December 17, 2013, as may be amended or supplemented from time to time (the “Fund Declaration of Trust”), as well as any terms and conditions contained in any subscription documents that you enter into for the Shares.

Investments in the Fund may be made only by “Qualified Investors” as defined in this Prospectus. See “Subscription for Shares—Qualified Investors.”

An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares are not listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund Declaration of Trust.

•	Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

•	Shares will not be redeemable at a shareholder’s option. As a result, a shareholder may not be able to sell or otherwise liquidate his or her Shares. See “Risk Factors—Liquidity Risks.”

•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated May 1, 2018, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, and the Fund’s annual and semi-annual reports, without charge by writing to or calling State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”), at One Heritage Drive, North Quincy, MA 02171, Attention: Blackstone Real Estate Income Fund II or 1-855-890-7725. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 117 of this Prospectus. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its Common Shares. Additionally, the SAI, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Closed-End Funds” on Blackstone’s website (http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds). This reference to Blackstone’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate Blackstone’s website into this Prospectus. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov).

No broker-dealer, salesperson, or other person is authorized to give a shareholder any information or to represent anything not contained in this Prospectus. As a shareholder, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all shareholders in aggregate) required to be purchased in this offering. Amounts received from potential shareholders in the Fund will be held in a non-interest-bearing escrow account until the applicable closing for that monthly investment period.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospective shareholders should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective shareholder should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

i

Prospectus Summary

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in the Institutional Class II Shares of Blackstone Real Estate Income Fund II (the “Fund”). Before investing, a prospective shareholder in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective shareholder.

The Fund	Blackstone Real Estate Income Fund II is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is a “feeder” fund in a “master-feeder” structure. The Fund invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”).

The Fund is offering common shares of beneficial interest, par value $0.001 (the “Shares”). The Fund operates pursuant to an exemptive order that has been granted by the Securities and Exchange Commission (the “SEC”) permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Institutional Class II Shares. The fees and expenses of other classes of Shares may vary from those of the Institutional Class II Shares (which may affect performance) and will be offered under a different prospectus or prospectuses. The Shares have equal rights and privileges with each other. See “Shareholder Eligibility” and “Subscription for Shares.”

The Master Fund	The Master Fund is a Delaware statutory trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective as the Fund. The Master Fund may have shareholders in addition to the Fund from time to time (including Blackstone Real Estate Income Fund) that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective	The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective.

Investment Strategies

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which then invests in a broad range of real estate-related debt investments. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, commercial mortgage-backed securities (“CMBS”), mortgages, loans, mezzanine and other forms of debt (including residential mortgage-backed securities (“RMBS”) and other residential credit) and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized loan obligation vehicles (“CLOs”), real estate investment trusts (“REITs”), listed vehicles and other entities that invest in real estate

1

debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a real estate mortgage investment conduit (“REMIC”). Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related credit investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of bonds or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s

2

capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage (as defined below). The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options and options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the U.S. Securities and Exchange Commission (the “SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund invests in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

3

Use of Proceeds	The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund. The Investment Manager expects that substantially all of the Master Fund’s assets will be invested within approximately three months of receipt of any proceeds from any sales of Shares.

Leverage	Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments. Common shareholders bear all costs and expenses incurred by the Fund, including such costs and expenses associated with any leverage incurred by the Fund.

The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy; such form of leverage is considered senior securities under the 1940 Act and is subject to the Master Fund’s leverage limit. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements, and derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, credit default swap indices, options and certain currency instruments (collectively, “Effective Leverage”) in an aggregate amount of up to 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limit of 33 1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Investment Manager

Blackstone Real Estate Income Advisors L.L.C. is the investment manager (the “Investment Manager”) of the Fund and the Master Fund. The Investment Manager is an affiliate of The Blackstone Group L.P. (together with its affiliates, “Blackstone”), a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of

4

December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles).

Management Fee	On a quarterly basis the Master Fund pays the Investment Manager a management fee (the “Management Fee”) in arrears that accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Investment Manager has undertaken several temporary measures to waive its fees and/or reimburse certain expenses of the Fund and the Master Fund, including entering into an Expense Limitation and Reimbursement Agreement and temporarily reducing its Management Fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion).

In light of the Investment Manager’s arrangements with the Master Fund and the fact that the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, the Investment Manager will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of another registered investment company, including the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for management services provided by the Investment Manager to the Fund and the Master Fund (without duplication).

Incentive Fee	The Master Fund pays the Investment Manager a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund’s investment management agreement (the “Master Fund Investment Management Agreement”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, and without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund. For a detailed description of the calculation of the Incentive Fee and an example of its calculation, see “Management of the Fund—Investment Manager—Incentive Fee.”

5

Shareholder Eligibility	The Shares are sold in large minimum denominations solely to “qualified clients” (“Qualified Investors”) within the meaning of Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are restricted as to transfer. An individual will generally be considered a Qualified Investor if immediately prior to their subscription they have (i) at least $1 million under the management of the Investment Manager or (ii) at least $2.1 million net worth.

If they are Qualified Investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules as such rules may apply to the operation of the Fund. Thus, the Investment Manager should not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “Certain ERISA Considerations.” Prospective investors should consult with their own advisors as to the consequences of making an investment in the Fund.

Minimum Investment	The minimum initial investment in the Fund by a shareholder is $25,000, and the minimum subsequent investment in the Fund by a shareholder is $5,000. However, the Fund or the Investment Manager may waive these requirements from time to time for certain investors.

Subscription for Shares	Institutional Class II Shares are being offered on a continuous basis with monthly opportunities for Institutional Class II Share purchases at the then net asset value per Share, as described in this Prospectus. The Fund, under the supervision of the Fund’s board of trustees (each, a “Trustee”) (the “Board” or the “Board of Trustees”), may sell Shares to new shareholders and may allow existing shareholders to purchase additional Institutional Class II Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

The full subscription amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Institutional Class II Share purchase. However, in the Fund’s discretion, subscription amounts received after this deadline (but before the effective date of the Institutional Class II Share purchase) may be accepted. Institutional Class II Shares are issued at the net asset value per Share as of the effective date of the Institutional Class II Share purchase. Notice of each Institutional Class II Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than

6

seven Business Days after the Fund’s net asset value is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net asset value applicable on the effective date of the Share purchase, the net asset value applicable to a purchase of Institutional Class II Shares will be available generally within fifteen Business Days after the effective date of the Institutional Class II Share purchase; at that time, the number of Institutional Class II Shares based on that net asset value and each shareholder’s purchase will be determined and Shares are credited to the shareholder’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective shareholder must complete the subscription documents, in which the shareholder must certify, among other things, that he or she is a Qualified Investor and meets other requirements for investment. In order for a purchase to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Institutional Class II Shares are to be issued.

However, in the Fund’s discretion, subscription documents received after this deadline (but before the effective date of the Institutional Class II Share purchase) may be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”

Distributor	Blackstone Advisory Partners, L.P. (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Institutional Class II Shares are not subject to a sales load. Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor.

Distributions; Automatic Dividend Reinvestment Plan	As of the date of this prospectus, the Fund has and expects to continue to pay distributions on the Shares at least quarterly in amounts representing substantially all of its net investment income, if any. The Fund will pay substantially all taxable net capital gain realized on investments at least annually. Quarterly distributions may also include net realized capital gains. See “Distributions.”

For distributions made with respect to quarters that do not correspond to the end of a fiscal year, net investment income excludes the effect of Incentive Fees payable to the Investment Manager with respect to realized and unrealized gains on the value of the Master Fund’s investments, which are determined and paid as of the end of a fiscal year and fluctuate from period to period until such time.

As described below, distributions and capital gain distributions paid by the Fund are reinvested in additional Shares unless a shareholder “opts out” (elects not to reinvest in Institutional Class II Shares). Shareholders may opt out by indicating that choice on the subscription

7

documents. Shareholders may also change their election at any time by providing a written notice to the Administrator (as defined below). Shares purchased by reinvestment are issued at their net asset value determined on the next valuation date following the ex-dividend date (generally, one of the last Business Days of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain dividends) are automatically reinvested by the Fund in additional Shares. Election not to participate in the Plan and to receive all distributions and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator in accordance with the Plan.

Fund Expenses

The Fund bears its own expenses, including, but not limited to, all expenses of operating the Fund; fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest and other expenses incurred in respect of Fund borrowings and guarantees; its Board of Trustees; legal services, audit services, tax preparation, investment banking, commissions, risk management, reporting, insurance, indemnification and litigation-related expenses, compliance-related matters and regulatory filings (including, without limitation, expenses relating to the preparation and filing of Form PF, Form ADV, reports to be filed with the CFTC, reports, disclosures, and/or other regulatory filings of the Investment Manager and its affiliates relating to their activities (including our pro rata share of the costs of the Investment Manager and its affiliates of regulatory expenses that relate to us and other Blackstone accounts)); internal administrative and/or accounting expenses and related costs or charges specifically attributable to the Fund’s activities; other expenses associated with the acquisition, holding, monitoring, and disposition of investments; certain technology costs, including hardware and software; tax and other operational expenses, such as broker-dealer expenses; extraordinary expenses; expenses of loan servicers and other service providers; and the costs and expenses of any litigation involving the Fund or entities in which it has an investment. The Fund also bears indirectly its pro rata share of the Master Fund’s expenses. The Fund also bears the expenses incurred in connection with the offering and sale of Shares and, indirectly, the other expenses of the Master Fund, including the Management Fee and the Incentive Fee. The Investment Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s Specified Expenses (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to 0.35% of net assets (annualized), subject to recapture by the Investment Manager if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s

8

Specified Expenses) subsequently fall below 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the expense cap or any other expense limitation agreement then in effect at the time of the waiver or reimbursement with respect to the Specified Expenses. This arrangement cannot be terminated prior to December 31, 2018 without the Board’s consent.

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Investment Manager).

Master Fund Expenses	The Master Fund bears its own fees and expenses, including the Management Fee and the Incentive Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees and expenses of, any portfolio holding and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets. These expenses are borne on an indirect pro rata basis by the Fund and any other feeder funds to the Master Fund, and therefore also by shareholders on a pro rata basis.

Repurchases	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund do not have the right to redeem their Shares on a daily basis. In addition, subject to limited exceptions, the Fund’s Shares are not transferable and liquidity is available only through limited tender offers described below. An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Liquidity Risks.”

No shareholder will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund may

9

from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager. The Investment Manager expects that generally it will recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any shareholders have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 10-25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. For illustrative purposes, a shareholder who acquired Shares on April 1 will not incur an Early Withdrawal Fee for participating in a repurchase offer that has a Tender Valuation Date (as defined below) of March 31 of the following year (or anytime thereafter). The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances. If the aggregate Shares tendered by shareholders in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering shareholders will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of a shareholder’s Shares if the Board deems it advisable to do so. See

10

“Repurchases and Transfers of Shares—Forced Redemption” for additional information.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days. For more information concerning repurchases, see “Risk Factors—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Transferability of Shares	There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Fund Declaration of Trust will not be recognized by the Fund.

Valuations	The net asset value of each of the Fund and the Master Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because the Fund invests substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s portfolio. The net asset value of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation policies and procedures established by the Board.

The Master Fund’s investments for which market quotations are readily available are generally valued based on market value. Market values for domestic and foreign securities are normally determined on the basis of quotations provided from independent pricing sources (e.g., pricing vendors and broker-dealers). For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” on page 100.

Allocation of Investment Opportunities

Certain other funds or vehicles advised by the Investment Manager or any of its affiliates that are managed as part of the Blackstone Real Estate Debt Strategies (“BREDS”) program have investment objectives or guidelines that overlap with those of the Fund or the Master Fund, in whole or in part (and future funds or vehicles advised by the Investment Manager or any of its affiliates may also have overlapping investment objectives or guidelines). Investment opportunities that fall within such common objectives or guidelines will generally be allocated among the Master Fund and such Other Blackstone Vehicles (as defined below) on a basis that the Investment Manager, and/or any such affiliates, determine to be fair and reasonable in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master

11

Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager and/or its affiliates (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a CMBS investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion).

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments or enter into other transactions alongside the other BREDS Vehicles (as defined below). There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive investment opportunities.

Summary of Tax Matters	The Fund has qualified to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. (See “Tax Considerations” below). There can be no assurance that the Fund will so qualify and be eligible.

The Master Fund intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two shareholders. As a result, the Master Fund will itself generally not be subject to U.S. federal income tax. Rather, each of the Master Fund’s shareholders, including the Fund, will be required to take into account, for U.S. federal income tax purposes, its allocable share of

12

the Master Fund’s items of income, gain, loss, deduction and credit. See “Tax Considerations” below.

Under the Plan, shareholders may elect to have their distributions reinvested in Shares. Shareholders subject to U.S. federal income tax generally are required to recognize the full amount of the distribution (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports	The Fund distributes a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period.

Exculpation, Indemnification, etc.	Under each of the Fund Declaration of Trust and the Master Fund’s Agreement and Declaration of Trust, as may be amended or supplemented from time to time (the “Master Fund Declaration of Trust”), each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers and the Investment Manager and its affiliates (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, members, partners or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall not have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in or not opposed to the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Fund Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s position. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

In addition, in the event of any request to hold harmless or indemnify any person as permitted under §17(h) and (i) of the 1940 Act, including (i) where liability has not been adjudicated, (ii) where the matter has been settled, or (iii) in situations involving an advancement of attorney’s fees or other expenses, the Fund will follow SEC policy regarding such matters, including such policy as set forth in Release No. 11330, so long as the interpretation of §17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Administrator

Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with State Street Bank and Trust Company (in such capacity, the “Administrator”). The Administrator and/or its affiliates are

13

responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (i) maintaining corporate and financial books and records of the Fund and the Master Fund, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor	The Distributor is the principal underwriter and distributor of the Institutional Class II Shares and serves in that capacity on a best efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor.

The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts.

Transfer Agent	State Street Bank and Trust Company.

Independent Registered Public Accounting Firm	Deloitte & Touche LLP.

Custodian	State Street Bank and Trust Company (in such capacity, the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to an agreement between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year	The Fund’s fiscal year is the 12-month period ending on December 31st.

Selected Risk Considerations	The Fund’s and the Master Fund’s investment program is speculative and entails substantial risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risk Factors” before purchasing our Shares in this offering.

Principal risks associated with investing in the Fund include, but are not limited to, the following:

•	Shareholders may lose capital and/or the Fund may fail to effectively achieve its investment objective.

•	The Shares are not traded on any securities exchange or other market and are subject to restrictions on transfer.

•	The Master Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may

14

be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, to the extent the Master Fund is invested in securities of a limited number of issuers, its investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of issuers.

•	Expenses exist at the Fund level and, without duplication, at the Master Fund level. In addition, the Master Fund pays the Investment Manager an Incentive Fee.

•	As described in this Prospectus, the Master Fund incurs leverage, which could magnify significantly the potential volatility of the Shares.

•	The Fund’s qualification as a RIC under the Code may in some cases prevent the Master Fund from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

•	The success of the Investment Manager depends, in large part, upon the skill and expertise of the management of certain key personnel.

•	As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment which may preclude the Master Fund from trading in the securities of those issuers.

•	The ability of the Master Fund to capitalize on attractive investment opportunities and realize attractive risk-adjusted returns may be adversely affected by Blackstone’s management of other real estate-related debt funds and vehicles with overlapping investment objectives.

•	Legal, tax and regulatory changes could occur that may adversely affect the Fund or the Master Fund.

•	The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized in a foreign jurisdiction, through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders. References to the Master Fund in this Prospectus are deemed to include any subsidiary wholly-owned by the Master Fund.

15

Because the Fund, through its investment in the Master Fund, invests in the real estate debt sector, shareholders are subject to additional risks including, but not limited to, the following:

•	The real estate debt sector is a highly competitive market for investment opportunities.

•	Any deterioration of the real estate industry may negatively impact the performance of the Master Fund.

•	The Master Fund’s investments are subject to general risks associated with real estate-related debt investments generally and prevailing economic conditions, as well as particular risks associated with debt investments.

•	While the Master Fund invests primarily in “performing” real estate-related debt investments, investments acquired by the Master Fund may be at the time of their acquisition, or may become after acquisition, “sub-performing” or “nonperforming” for a wide variety of reasons.

•	Investments by the Master Fund in fixed rate and floating rate CMBS entail credit risk (i.e., the risk of non-payment of interest and principal) and market risk (i.e., the risk that interest rates, supply demand fundamentals and other factors could cause the value of the instrument to decline).

•	Default risk may be pronounced in the case of single-issuer CMBS or CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.

•	To the extent the Master Fund invests in subordinated pools or tranches of CMBS, the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of CMBS.

•	To the extent underlying default rates increase with respect to the mortgage loans in which the Master Fund invests, the performance of the Master Fund investments in any such CMBS pools or similar structured products may be adversely affected.

•	The Master Fund’s corporate and other private debt investments may be subject to various risks, including prepayment and interest rate risks, as well as the risks associated with an issuer’s unwillingness or inability to repay principal and interest in a timely manner and an issuer’s inability to access capital markets, which may be magnified for debt securities of below investment grade quality.

•	The Master Fund’s residential credit investments (including RMBS) are subject to various risks, including credit, market, interest rate, structural and legal risks, which may be magnified by volatility in the economy and in real estate markets generally.

•	The Master Fund utilizes a variety of derivative financial instruments for both investment and risk management purposes, the use of which is a highly specialized activity that may entail

16

greater than ordinary investment risks including, among others, particular risks associated with counterparty failure, heightened risks associated with inherent leverage in certain derivative instruments, heightened volatility and asymmetric duration or term risk, as well as other legal and regulatory risks.

•	To the extent the Master Fund invests in mezzanine loans, subordinated debt or other similar debt instruments that are junior in an issuer’s capital structure, in the case of a borrower default, such investments would not be repaid until the senior indebtedness is satisfied and therefore expose the Master Fund to greater risk of loss. In such circumstances, the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

•	The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

•	To the extent the Master Fund invests in commercial mortgage loans or other real estate debt investments secured by real property, such investment will be subject to risks of delinquency, default and foreclosure, which may adversely affect the Master Fund’s return on such investment.

•	The liquidity of the Master Fund’s investments varies by type of security and due to market conditions, and at certain times the Master Fund may encounter difficulty in disposing of such investments.

•	An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

•	Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates.

•	The Master Fund has the ability to invest in securities that are publicly traded and are therefore subject to the risks inherent in investing in public securities.

•	The debt securities in which the Master Fund invests may include secured or unsecured debt, which may be subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured.

•	Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on

17

its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity, which could increase risk of loss and/or adversely affect the value of investments held by the Master Fund.

•	Any further changes to monetary policy and other related developments in the United States and elsewhere could affect interest rates generally, which would impact the value of the Master Fund’s fixed income investments and make it relatively more difficult for borrowers to meet their financial obligations, which could increase underlying default risk relating to certain debt investments held by the Master Fund.

•	The Master Fund’s investments in structured products are subject to a number of risks, including risks related to the fact that the structured products are leveraged.

•	The Master Fund’s investments are subject to additional risks, including risks relating to the securitization process and risks that service providers may take action that are adverse to the Master Fund’s interests or otherwise fail to effectively perform their duties relating to such investment.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective shareholder should invest in the Fund only if it can sustain a complete loss of its investment. See “Risk Factors” beginning on page 48 of this Prospectus.

Selected Conflicts of Interest	Various potential and actual conflicts of interest may arise from the overall investment activities of Blackstone, the Investment Manager and their affiliates and the participation of the Fund and the Master Fund as part of the BREDS program, which includes a number of funds, vehicles and/or accounts that have investment objectives that overlap, in whole or in part, with those of the Fund and the Master Fund. The following is a summary of some of these conflicts of interest. It is not complete and you should read and consider carefully the more complete list of conflicts of interest described below under “Conflicts of Interest” before purchasing Shares in this offering.

Some of the conflicts of interest associated with the Fund and the Master Fund include, but are not limited to, the following:

•	The Incentive Fee creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

•

During periods when the Master Fund is using leverage, the fees paid to the Investment Manager will be higher than if the Master Fund did not use leverage because the fees paid will be calculated on the basis of the Master Fund’s Managed Assets, which includes assets obtained through the use of leverage. As such, the Investment Manager may have a financial incentive to

18

increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest.

•	Blackstone may have relationships with, render services to or engage in transactions with, government agencies and/or issuers or owners of securities that are, or are eligible to be, investment opportunities for the Master Fund. As a result, employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments.

•	Blackstone currently sponsors a variety of Other Blackstone Vehicles (and may in the future sponsor additional funds and vehicles) that may compete with the Master Fund for investment opportunities, which may make it relatively more difficult for the Master Fund to effectively execute attractive investment opportunities.

•	The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments.

•	The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for both the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the SEC. The Fund and the Master Fund are currently seeking investment relief from the SEC to engage in co-investment transactions with affiliates of the Investment Manager. However, there can be no assurance that the Fund and the Master Fund will obtain such exemptive relief. Even if the Fund and the Master Fund receive exemptive relief, the Investment Manager’s affiliates will not be obligated to offer the Fund or the Master Fund the right to participate in any transactions originated by them.

The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons,

19

including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. See “Conflicts of Interest—Investments in Which Other Blackstone Vehicles Have a Different Principal Investment.”

•	Blackstone may structure an investment as a result of which one or more Other Blackstone Vehicles, including the BREDS Vehicles, or vehicles are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund and may face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to such Other Blackstone Vehicles and the Master Fund, or otherwise may result in different actions being taken with respect to such other funds, including in circumstances of shared investments, provided, however, that any such investment will be structured in accordance with Section 17(d) under the 1940 Act and Rule 17d-1 thereunder.

•	To the extent the Master Fund makes or has an investment in, or, through the purchase of debt investment becomes a lender to, a company in which another Blackstone fund or vehicle has a debt or equity investment, or if another Blackstone fund or vehicle participates in a separate tranche of a fundraising with respect to an investment, Blackstone may have conflicting loyalties between its duties to the Master Fund and to other affiliates. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund and thus the Fund.

•	Blackstone generally makes investment and disposition decisions on behalf of the Master Fund and the Other Blackstone Vehicles independently and without regard to the investment activities of such other funds and vehicles, and there can be no assurance that actions taken with respect to the Master Fund and/or the Other Blackstone Vehicles may not result in the funds acquiring and exiting investments at different times and on different terms.

•	Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities and may otherwise limit the investment flexibility of the Master Fund.

For a more detailed discussion of risk factors and potential conflicts of interest, see “Risk Factors” and “Conflicts of Interest.”

20

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Institutional Class II Shares. This information is based on the Fund’s fees and expenses for the fiscal year ending December 31, 2017. Shareholders in the Fund will bear indirectly fees and expenses of the Master Fund, which is reflected in the following table and the examples below. The fees paid by the Fund and the Master Fund are described below in the section “Management of the Fund—Investment Manager—Management Agreement.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	None

Maximum Early Withdrawal Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund attributable to Institutional Class II Shares):

Management Fee(3)	1.98%

Interest Expense(4)	0.91%

Other Expenses(5)	0.57%

Incentive Fee(6)	1.56%

Total Annual Expenses	5.02%

(1)	The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares are also offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.
(2)	The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2.00% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.
(3)	The Fund’s annual contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with the Investment Manager is 1.50% of the Fund’s Managed Assets and is payable quarterly; however, pursuant to the Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Fund and the Master Fund. The Management Fee is payable by the Master Fund pursuant to the Master Fund Investment Management Agreement, which is borne indirectly by shareholders as a result of the Fund’s investment in the Master Fund. The amount shown in the table represents the portion of the Management Fee paid by the Master Fund that is indirectly borne by the Fund.

The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Investment

21

Manager has temporarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion). For purposes of this table, we have not applied the fee waiver and assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., approximately 24.3% of its total assets). If we applied the fee waiver but used the same leverage assumption, the Management Fee would be 0.99%. If the Master Fund were to use a higher level of leverage, the Fund’s indirect Management Fee expense would increase.

(4)	The Fund bears indirectly its pro rata share of the Master Fund’s expenses, including in connection with use of leverage. For purposes of this table, we have assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., 24.3% of its total assets), at an annual interest rate of 2.83%, the weighted average interest rate of the Fund’s borrowing during the year ended December 31, 2017. The Master Fund may use various forms of leverage, which may result in different expenses than those estimated above. The actual amount of expense borne by the Master Fund will vary over time in accordance with the level of the Master Fund’s use of leverage and variations in market conditions.
(5)	“Other Expenses” are based on Fund average net assets of $313.4 million and expenses incurred during the fiscal year ended December 31, 2017. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, FINRA filing fees, printing fees, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs, fees and expenses related to subsidiaries, and other expenses that the Fund bears directly and indirectly through the Master Fund, taking into account the expense cap described below.

Through December 31, 2018, the Investment Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Investment Manager, but only if and to the extent that Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. This arrangement cannot be terminated prior to December 31, 2018 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Investment Manager). See “Management of the Fund—Expense Limitation Undertaking.”

(6)	The Master Fund pays the Investment Manager a performance-based Incentive Fee promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund Investment Management Agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, without duplication for any Incentive Fees paid during such fiscal year.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in the Shares, assuming (i) the maximum sales load, (ii) total annual expenses (excluding incentive fee) of 3.46% of net assets attributable to the Shares in years one through ten (which assumes the Fund’s use of leverage through Borrowings in an aggregate amount equal to 24.3% of the Fund’s total assets) and (iii) a 5% annual return and the incentive fee that would result from such a return. The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The

22

table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$39	$118	$199	$409

The “Example” is based on the expenses set forth in the table above, including the Incentive Fee, and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% gross return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

23

Financial Highlights

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the year ended December 31, 2017 (the “Annual Report”), which have been audited by Deloitte & Touche LLP (“Deloitte”).

Deloitte’s report, along with the Fund’s financial statements, is included in the Annual Report. The information provided below should be read in conjunction with the Annual Report and the notes accompanying the report. The Annual Report has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov, and is also available upon request by calling 1-855-890-7725. The Fund’s financial statements for the year ended December 31, 2017 are incorporated by reference into the Fund’s SAI, dated May 1, 2018, which is available upon request.

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Institutional—Class II
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$966.22	$1,016.01	$1,004.19	$1,000.00
Income From Investment Operations:
Net investment income(b)	50.37	43.56	38.21	15.91
Net realized and unrealized gain (loss)	37.25	(25.98)	16.54	10.22

Net income from investment operations	87.62	17.58	54.75	26.13

Less Distributions:
Distribution of net investment income to shareholders	(47.60)	(67.45)	(38.78)	(21.94)

Distribution of net realized capital gains to shareholders	—	—	(4.20)	—

Total distributions	(47.60)	(67.45)	(42.98)	(21.94)

Early Withdrawal Fees	0.05	0.08	0.05	—

Net Asset Value, End of Period	$1,006.29	$966.22	$1,016.01	$1,004.19

Total Return on Net Asset Value	9.18%	1.88%	5.46%	2.62	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees(e)	3.93%	4.09%	4.11%	4.31	%(d)
Allocated Incentive Fees to average net assets of the Fund(e)	1.56%	0.47%	0.76%	0.48	%(d)

Total expenses to average net assets for the Fund before reimbursement from Investment Manager(e)	5.49%	4.56%	4.87%	4.79	%(d)

Reimbursement from Investment Manager(f)	(1.09)%	(1.11)%	(1.34)%	(1.36	)%(d)

Total expenses to average net assets for the Fund after reimbursement from Investment Manager(e)	4.40%	3.39%	3.53%	3.43	%(d)

Net investment income gross of Incentive Fees to average net assets for the Fund	6.58%	4.92%	4.46%	2.59	%(d)

Net investment income to average net assets of the Fund	5.03%	4.45%	3.70%	2.11	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$322,899	$307,386	$199,276	$102,680

Portfolio turnover(g)	85%	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.

24

(e)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Fund and the Master Fund.
(g)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

Blackstone Real Estate Income Master Fund

Consolidated Financial Highlights

	Year Ended 12/31/2017		Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014(a)
Total Return on Net Asset Value	9.20%		1.24%		5.55%		2.43	%(b)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	3.81	%(c)	3.96	%(c)	3.76	%(c)	3.57	%(d)
Incentive Fees	1.54%		0.44%		0.83%		0.52	%(d)

Expenses before waiver from Investment Manager	5.35	%(c)	4.40	%(c)	4.59	%(c)	4.09	%(d)

Management Fees waiver from Investment Manager	(1.06)%		(1.11)%		(1.12)%		(0.48	)%(d)

Net expenses after waiver from Investment Manager	4.29%		3.29%		3.47%		3.61	%(d)

Net investment income excluding Incentive Fees	6.53%		4.96%		4.50%		2.49	%(d)

Net investment income	4.99%		4.52%		3.67%		1.97	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$941,374		$959,932		$829,981		$547,179

Portfolio turnover	85%		26%		41%		31	%(e)

(a)	For the period April 1, 2014 (commencement of investment operations) to December 31, 2014.
(b)	Total Return has not been annualized.
(c)	Includes interest expense on securities sold short and reverse repurchase agreements of 1.40%, 1.49% and 1.26%, respectively, for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively.
(d)	Financial ratios have been annualized.
(e)	Percentage represents the results for the period presented and has not been annualized.

Reverse Repurchase Agreements

The Master Fund enters into reverse repurchase agreements from time to time for the purpose of creating leverage. In a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price (which includes embedded interests) and date, under the terms of a Master Repurchase Agreement (“MRA”). The Master Fund’s repurchase obligation is secured by the security it has delivered to the counterparty. The Master Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Master Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of securities and/or other instruments purchased by the Master Fund with the proceeds received by the Master Fund in connection with such reverse repurchase agreements may decline below the market value of the securities the Master Fund is obligated to repurchase under such reverse repurchase agreements. They also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Master Fund. The Master Fund’s use of reverse repurchase agreements also subjects the Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail similar risks as over-the-counter derivatives. These include the risk that the counterparty to the agreement may not be able to fulfill its obligations, including, for example, if the value of the securities subject to repurchase exceed the Master Fund’s liability under the reverse repurchase agreement, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Due to the short term nature of the reverse repurchase

25

agreements, face value approximates fair value. As of December 31, 2017, the face value of open reverse repurchase agreements was $363,410,106. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2017 was approximately $392,250,958 at a weighted average daily interest rate of 2.83%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The following table (as of December 31, 2017) presents the Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRA’s, as well as the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreement	Collateral Pledged to Counterparty(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(30,508,601)	$30,508,601	$—
RBC (Barbados) Trading Bank Corporation	(188,157,252)	188,157,252	—
RBC Europe Limited	(65,669,309)	65,669,309	—
Royal Bank of Canada	(82,319,017)	82,319,017	—

Total	(366,654,179)	366,654,179	—

(1)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2017 was $480,882,033 and $6,087,274, respectively.

26

Privacy Policy

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

Blackstone Registered Funds

Privacy Notice

Rev January, 2018

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

27

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

28

Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

29

Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund. The Investment Manager expects that substantially all of the Master Fund’s assets will be invested within approximately three months of receipt of any proceeds from any sales of Shares.

Although the Fund invests substantially all of its assets in the Master Fund, it may withdraw funds from the Master Fund and may make investments directly under certain circumstances, including but not limited to circumstances in which shareholders other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. See “Investment Objective and Strategies” and “Risk Factors.”

Pending the investment of the proceeds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Fund is a “feeder fund” in a “master-feeder” structure. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. Under normal circumstances, at least 80% of the Master Fund’s Managed Assets are invested in liquid investments in public and private real estate-related debt, including, but not limited to, CMBS, mortgages, loans, mezzanine and other forms of debt (including RMBS and other residential credit) and equity interests in CDOs, CLOs, REITs, listed vehicles and other entities that invest in real estate debt as one of their core businesses. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Master Fund may invest in securities of any credit quality.

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical multi-issuer CMBS issuance, one or more mortgage loans of varying size, asset type (including, but not limited to, office, retail, multifamily, hospitality, industrial and single-family rental), and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as Moody’s, S&P, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade. In selecting CMBS for investment, the Investment Manager considers the composition of the loans underlying the CMBS, including the asset types, geographies and other specific characteristics of the properties securing such loans, in determining whether the CMBS is attractive at the available price.

The Master Fund also invests directly and indirectly in RMBS and other residential credit. In a typical RMBS issuance, residential mortgages of varying size and geographic location are pooled and transferred to a trust. The

30

trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as S&P’s, Moody’s, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Master Fund also invests in other single family- and commercial-related investments such as loans, which may include commercial or residential mortgage loans, bank loans, mezzanine loans, real estate corporate debt and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. Residential mortgage loans are typically secured by single family property. Real estate corporate debt securities consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure or retain investments that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities. Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Master Fund also uses derivatives and may invest up to 30% of its Managed Assets in derivatives. The Master Fund uses derivatives for investment and hedging purposes and as a form of Effective Leverage. The Master Fund’s principal investments in derivative instruments include investments in interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements, but the Master Fund may also invest in futures transactions, options and options on futures, as well as certain currency instruments. The Master Fund includes the market value of derivatives that provide exposure to liquid investments in public and private real estate debt in determining compliance with the Master Fund’s investment policy of investing at least 80% of its Managed Assets in liquid investments in public and private real estate debt. See “Investment Objective and Strategies—Portfolio Investments—Derivatives,” “Risk Factors—Derivatives Risks” and “—Counterparty Risk.”

The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). Restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

In addition, the Master Fund invests in equity interests (or derivatives related thereto) in real estate or real estate-related companies that do not invest in real estate debt as one of their core businesses. The Master Fund may invest up to 20% of its Managed Assets in such equity interests (or derivatives related thereto).

Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund’s assets after purchase.

31

Portfolio Investments

CMBS

As part of its investment strategy, the Master Fund invests in multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest received from the pooled loans is paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner. Principal payments are usually handled the same way.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special), all of whom are required to act in accordance with certain “servicing standards.” While the servicing standard may vary, the standard generally requires the servicer to use the same, care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer’s responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated “specially serviced,” the administration is transferred to a special servicer who takes over all the master servicer’s administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated “specially serviced” upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

Commercial Mortgage Loans

The Master Fund invests in whole commercial mortgage loans, including loans structured in a variety of ways that provide different types of risk, reward, and investment experience. The Master Fund may lend money directly to the borrower of such loans, or may acquire loans in secondary market transactions. See “Risk Factors—Commercial Mortgage Loans” for more information regarding the risks associated with the various types of loans that may be owned by the Master Fund.

32

Generally. Commercial mortgage loans are typically secured by single-family, multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes. The Master Fund invests in B-notes. A B-note is a mortgage loan typically (i) secured by a first mortgage on a commercial property or group of related properties and (ii) subordinated to an A-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining to repay B-note holders after payment to the A-note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments. In addition, a B-note may be in the form of a “rake bond.”

Mezzanine Loans. The Master Fund invests in a variety of “mezzanine” loans, including those that take the form of a bond or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Master Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Master Fund’s mezzanine loan. If a borrower defaults on the Master Fund’s mezzanine loan or debt senior to the Master Fund’s loan, or in the event of a borrower bankruptcy, the Master Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Master Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Residential Credit / RMBS

Generally. The Master Fund invests directly and indirectly in global residential credit investments. Such investments may include performing loans, nonperforming loans, residential mortgage loans and RMBS, which represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential Mortgage Loans. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

RMBS. At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States or in only a few foreign countries. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse political changes, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

33

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, foreign laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. See “Investment Objective and Strategies—Portfolio Investments—Residential Credit / RMBS—Credit Risk Transfer Securities.”

Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Government Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency are ownership interests in the underlying mortgage loans. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Government mortgage pass-through securities may include those issued or guaranteed by Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Credit Risk Transfer Securities. Credit risk transfer securities (“CRT securities”) are debt obligations issued by Fannie Mae and Freddie Mac. While the coupon payments are paid by Fannie Mae or Freddie Mac on a periodic basis, the payment of principal is dependent on the performance of loans in a reference pool of RMBS securitized by Fannie Mae or Freddie Mac. As principal on loans in the reference pool are paid, principal payments on the securities are made and the principal balances of the securities are reduced. Consequently, CRT securities mirror the payment and prepayment behavior of the mortgage loans in the reference pool. Unlike agency RMBS, full repayment of the original principal balance of the CRT securities is not secured by residential mortgages or guaranteed by a government sponsored enterprise; rather, “credit risk transfer” is achieved by the government sponsored enterprise issuing unsecured bonds that are entitled to payments based on a pool of residential mortgages. If the reference mortgages in the pool default in an amount in excess of a specified threshold, the principal amount of the CRT securities is written down, reducing the government sponsored enterprise’s payment obligation. By reducing the amount that the government sponsored enterprise is obligated to repay to holders of CRT securities, it is able to offset potential credit losses on the related mortgage loans. CRT securities are used by Freddie Mac and Fannie Mae to transfer the credit risk of residential mortgage pools to the private market while streamlining the securitization process and maintaining control of the underlying residential mortgage

34

pools. While not secured by residential mortgages, CRT securities have similar economic benefits of agency RMBS in that they are issued by a government sponsored enterprise and provide returns based on the performance of a pool of residential mortgages. As an investor in a CRT security, the Master Fund may incur a loss if certain defined credit events occur, including, for certain CRT securities, if the loans in the reference pool experience delinquencies exceeding specified thresholds. The Investment Manager assesses the credit risk associated with CRT securities by assessing the current and expected future performance of the associated reference pool.

Reverse Repurchase Agreements. The Master Fund has entered into reverse repurchase agreements and may in the future enter into additional reverse repurchase agreements. Transactions under such agreements constitute leverage. Under a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price (which includes embedded interests) and date. The Master Fund may enter into such agreements when the Investment Manager believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Master Fund transacts under a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Master Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Master Fund’s assets than would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Transactions under such agreements will be treated as subject to investment restrictions regarding borrowings. If the Master Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Master Fund’s yield.

CMBS Interest-Only Certificates

The Master Fund invests in CMBS interest-only certificates (“IOs”). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Master Fund may not fully recoup its initial investment in such an IO.

REITs and Real Estate-Related Companies

The Master Fund invests in REITS. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate or real estate-related assets (e.g., debt). REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate loans and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. The Master Fund invests in common stock, and may invest in preferred stock, debt securities and convertible securities, issued by REITs. The Master Fund may also invest in real estate corporate debt securities, which consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses.

Asset-Backed Securities

In addition to CMBS, the Master Fund invests in other types of asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying

35

pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

The Master Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Collateralized Debt Obligations

The Master Fund invests in CDOs. CDOs include, among other things, collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of underlying collateral and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex

36

structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Term Loans

The Master Fund invests in term loans to companies in the real estate business. Term loans are secured and may carry variable or fixed interest rates, and monthly or quarterly repayment schedules and include a set maturity date. Lenders of term loans may either hold a senior or subordinated position in payment or lien priority.

Derivatives

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Master Fund enters into such derivative contracts including, but not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements. The Master Fund may also enter into derivative transactions for any purpose consistent with its investment objective and strategies, including, among others, for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible. Although the Master Fund uses derivative instruments to further its investment objective and strategies, no assurance can be given that the Master Fund will be successful. Derivatives may constitute a form of Effective Leverage of the Master Fund, provided, however, that only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits.

Swap Transactions. Swap agreements are two-party, “bilateral” contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or value derived from the returns) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Master Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Master Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Investment Manager.

Some, but not all, swaps may be cleared or subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. The Master Fund uses interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Master Fund’s holdings. Interest rate swaps involve the exchange by the Master Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Master Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Master Fund’s risk of loss consists of the net amount of payments that the Master Fund is contractually entitled to receive. The net amount of the excess, if any, of the

37

Master Fund’s obligations over its entitlements will be maintained in a segregated account by the Master Fund’s custodian. The Master Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Manager. If there is a default by the other party to such a transaction, the Master Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

In December 2012, the Commodity Futures Trading Commission (“CFTC”) issued a final rule requiring certain interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In December 2016, the CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Such clearing requirements may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to interest rate swaps, the Master Fund will segregate or otherwise cover its obligations in the amount that is deliverable under the interest rate swap contract.

Total Return Swaps. The Master Fund uses total return swaps for investment purposes. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap may be applied to any underlying asset, but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The total return swaps used by the Master Fund may involve a single underlying asset, or an underlying index, or basket of securities in order to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. Total return swaps may constitute a form of Effective Leverage of the Master Fund, provided, however, that only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to total return swaps, the Master Fund will segregate assets or otherwise cover its obligations to the extent the market value of the total return securities exceeds the collateral posted.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Master Fund enters into credit default swap agreements and may enter into such agreements either as a buyer or a seller. The Master Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Master Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Master Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Master Fund. Thus, the cost to the Master Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Master Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Master Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

38

If the Master Fund is a seller of protection in a credit default swap and no credit event occurs, the Master Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Master Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Master Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Master Fund is subject to investment exposure on the notional amount of the swap. Thus, the Master Fund bears the same risk as it would bear by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

In December 2012, the CFTC issued a final rule requiring certain index-based credit default swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Master Fund’s ability to use credit default swap transactions as part of its investment strategy.

The Master Fund may invest in synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps on MBS. This includes swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Master Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. In addition, the Master Fund may invest in credit default swap indices (e.g., CDX). A credit default swap index is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. The Master Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to selling a credit default swap, the Master Fund will segregate assets or otherwise cover its obligations for the notional amount of such credit default swap.

Short Sales. The Master Fund has entered into short sales and may in the future enter into additional short sales. A short sale is a transaction in which the Master Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Master Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Master Fund replaces the borrowed security, the Master Fund will incur a loss; conversely, if the price declines, the Master Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged. To the extent that the Master Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is “against the box” to the extent that the Master Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. So-called “naked” short sales are short sales that are not “against the box,” in which case the short seller’s losses could theoretically be unlimited when the short seller is unable for whatever reason to close out its short position.

Futures and Options on Futures. The Master Fund may buy or sell futures contracts that relate to (1) foreign currencies, (2) interest rates, (3) stock indices and other baskets of securities, and (4) individual securities. The Master Fund also may buy and sell, or “write,” options on the futures contracts in which it may invest (“futures

39

options”) and may write straddles, which consist of a call and a put option on the same futures contract. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency, commodity (each a “financial instrument”) or other financial instrument for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking physical delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (with the same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into offsetting futures contracts. The Master Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Master Fund is subject to the credit and performance risk of the counterparties to such contracts.

Certain currency derivatives are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Master Fund’s ability to effectively use currency derivatives.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. For foreign currency exchange contracts, the Master Fund follows the following segregation procedures:

(1)	If the forward is contractually required to cash settle, the Master Fund will segregate the negative market value of the contract less any posted collateral.

(2)	If the forward is not required to cash settle and

(a)	is between a currency pair for which the Investment Manager believes there is a market liquid enough that the Master Fund could readily enter into an offsetting transaction to settle the trade, then the Master Fund will segregate the negative market value of the contract (less any posted collateral); or

(b)	is between a currency pair for which the Investment Manager does not believe there is a market liquid enough that the Master Fund could readily enter into an offsetting transaction to settle the trade, then the Master Fund will segregate the notional amount (i.e., segregate the full settlement amount of the settlement currency) less any posted collateral.

In addition, the Master Fund may also cover the forward with an offsetting forward or a matched trade.

40

Forward Rate Contracts. The Master Fund may also utilize forward rate contracts. Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the locked rate, the buyer pays the seller the difference between the two rates. If the locked rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Covered Calls. The Master Fund may sell, or “write,” covered calls. In the case of a call option on a common stock or other security, the option is “covered” if the Master Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Master Fund (in accordance with procedures established by the Master Fund’s Board of Trustees) in such amount are segregated by the Master Fund’s custodian) upon conversion or exchange of other securities held by the Master Fund. A call option is also covered if the Master Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that the difference is maintained by the Master Fund in segregated assets determined to be liquid by the Investment Manager as described above.

At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Master Fund writes a call option on a security, the Master Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Master Fund writes a call option, an amount equal to the premium the Master Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Master Fund as realized gains from investments on the expiration date. If the Master Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Master Fund has realized a gain or loss. As the writer of the option, the Master Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

Corporate Bonds and Other Debt Securities. The Master Fund also invests in corporate bonds, debentures and other debt securities of companies in other industries and sectors. Debt securities in which the Master Fund invests may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Master Fund invests in corporate bonds including below investment grade quality (e.g., rated below BBB- by S&P or below Baa3 by Moody’s, or unrated securities that the Investment Manager considers to be their equivalent)(“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain nationally recognized statistical rating organizations or “NRSROs.” In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally

41

be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Investment Manager seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Master Fund may have greater difficulty selling these securities. The Master Fund will be more dependent on the Investment Manager’s research and analysis when investing in Non-Investment Grade Bonds. The Investment Manager seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Prospectus. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and yield may have different ratings. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for the Master Fund, and develops its own independent analysis of issuer credit quality.

In the event that a NRSRO or the Investment Manager downgrades its assessment of the credit characteristics of a particular issue, the Master Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality debt securities.

Illiquid Securities. The Master Fund invests in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities may include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Such Rule 144A securities may be deemed illiquid, or liquid if so determined by the Investment Manager in accordance with procedures adopted by the Board. In addition, certain investments of the Fund may become illiquid over time. For instance, certain investments of the Master Fund may be become subject to a ratings downgrade by a NRSRO or cease to be rated, which may reduce the Master Fund’s ability resell the security. To the extent NRSROs are restricted from rating certain CMBS, this could adversely impact liquidity in the CMBS market.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Master Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Master Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Below Investment Grade Securities. The Master Fund’s investments may be rated or determined by the Investment Manager to be “below investment grade” quality. The credit quality of most below investment grade

42

securities reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the CMBS. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of below investment grade securities held by the Master Fund more volatile and could limit the Master Fund’s ability to sell such bonds at favorable prices. In the absence of a liquid trading market for its below investment grade securities, the Master Fund may have difficulties determining the fair market value of such investments.

Fixed-Income Securities. The Master Fund may also invest in other fixed-income securities, including U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Convertible Securities. The Master Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Other Investment Companies. The Master Fund invests a portion of its assets in securities of other open- or closed-end investment companies (including exchange-traded funds or “ETFs”). As a shareholder in an investment company, the Master Fund bears its ratable share of that investment company’s expenses, and remains subject to payment of the Master Fund’s Management Fee with respect to assets so invested. Common shareholders, such as the Fund, are therefore subject to duplicative expenses to the extent the Master Fund invests in other investment companies. The Investment Manager takes expenses into account when evaluating the merits of an investment in an investment company relative to available security investments.

Portfolio Turnover. The Master Fund engages in short-term trading. This means that the Master Fund buys a security and sells that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Master Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity increases the Master Fund’s portfolio turnover rate and generates higher transaction costs due to commissions or dealer markups and other expenses that reduce the Master Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of gains that would reduce the after-tax returns of the Master Fund, and in particular may generate short-term capital gains that when distributed to Fund shareholders are taxed at ordinary income tax rates.

Temporary Investments. During unusual market circumstances, the Master Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Master Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Cayman Islands or Other Foreign Subsidiary. The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized in a foreign jurisdiction through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders.

43

Leverage

Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments.

The Master Fund incurs leverage, primarily through the use of reverse repurchase agreements, as part of its investment strategy. The Master Fund may use leverage through borrowings (collectively, “Borrowings”), including loans from certain financial institutions, the issuance of debt securities, reverse repurchase agreements, securities lending arrangements and derivatives, including, but not limited to, interest rate swaps, total return swaps, and credit default swaps in an aggregate amount of up to 33  1/3% of the Master Fund’s total assets immediately after giving effect to such leverage. Only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Master Fund’s total assets immediately after such issuance. During periods when the Master Fund is using leverage, the fees paid to the Investment Manager will be higher than if the Master Fund did not use leverage because the fees paid will be calculated on the basis of the Master Fund’s Managed Assets, which includes assets obtained through the use of leverage. As such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed.

Any leverage incurred by the Master Fund generally has complete priority upon the distribution of assets over the Master Fund’s common shares. The timing of any leverage and the terms of the leverage is determined by the Investment Manager.

The Master Fund has entered into reverse repurchase agreements and may in the future enter into additional reverse repurchase agreements. Transactions under such agreements constitute leverage. When the Master Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Master Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Master Fund’s assets than would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Transactions under such agreements will be treated as subject to investment restrictions regarding borrowings. If the Master Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Master Fund’s yield.

The rights of lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Master Fund, including the payment of distributions in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Code, the Master Fund intends to repay the Borrowings.

Certain types of Borrowings result in the Master Fund being subject to covenants in credit, master repurchase and other financing agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Master Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Master Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Master Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Master Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Master Fund to limit its investment in a particular asset

44

class. The Master Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Master Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Master Fund’s portfolio in accordance with the Master Fund’s investment objective and policies.

In a total return swap arrangement, the Master Fund would receive the interest rate and capital gains returns on specified assets, typically fixed income instruments, and in exchange would make payments to the counterparty of the London Inter-Bank Offered Rate (“LIBOR”) plus an agreed-upon spread and would also bear the risk of default for any of the assets. The Master Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap would be counted toward the Master Fund’s Managed Assets. Because the Master Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.

In a securities lending program, the Master Fund would lend debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Master Fund would then reinvest the cash collateral received from the counterparty in accordance with the Master Fund’s investment objective, resulting in a form of leverage.

If Preferred Shares are issued, they would likely pay adjustable rate distributions based on shorter-term interest rates. The adjustment period for Preferred Share distributions could be as short as one day or as long as a year or more. So long as the Master Fund’s portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Master Fund were not leveraged. The Master Fund’s leveraging strategy may not be successful.

The Master Fund Declaration of Trust authorizes the Master Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Master Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Master Fund’s assets. In connection with such borrowing, the Master Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Master Fund, immediately after any such Borrowings, must have “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Master Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Master Fund. In addition, the Master Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Master Fund’s asset coverage is at least 300%. The Master Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Master Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s Borrowings would thereby exceed 33  1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the

45

Master Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Master Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Investment Manager in its best judgment nevertheless may determine to maintain the Master Fund’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Master Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations.

Section 18(a) of the 1940 Act requires certain actions by the Master Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Master Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Master Fund’s total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Master Fund’s total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities). In addition, the Master Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Master Fund’s asset coverage is at least 300%. If Preferred Shares are issued, the Master Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Master Fund, and may also prohibit distributions on the Shares in such circumstances. In order to meet redemption requirements, the Master Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Master Fund to incur related transaction costs and could result in capital losses to the Master Fund. Prohibitions on distributions on the Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Master Fund has any Preferred Shares outstanding, two of the Master Fund’s Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Master Fund will be elected by common shareholders and any holders of Preferred Shares voting together as a single class. In the event the Master Fund failed to pay distributions on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Master Fund.

The Master Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions, the settlement of securities transactions which otherwise might require detrimental dispositions of Master Fund securities and funding repurchase offers.

Effects of Leverage

The following table illustrates the effect of leverage on the Master Fund’s common shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Fund. See “Risk Factors—Leverage Risk.”

For purposes of the table below, we have assumed that the Master Fund utilizes the amount of leverage employed at December 31, 2017 (i.e., 24.3% of its total assets), at an annual interest rate of 2.83%, the weighted average interest rate of the Fund’s borrowing during the year ended December 31, 2017.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Master Fund Common Share Total Return	(14.12)%	(7.51)%	(0.91)%	5.70%	12.30%

46

Master Fund Common Share Total Return is composed of two elements: Master Fund common share distributions paid by the Master Fund (the amount of which is largely determined by the net investment income of the Master Fund after paying interest on its leverage) and gains or losses on the value of the securities the Master Fund owns. As required by SEC rules, the table above assumes that the Master Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Master Fund must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

47

Risk Factors

An investment in the Fund entails a high degree of risk and is suitable only for sophisticated investors for whom an investment in the Fund does not represent a complete investment program, and who fully understand and are capable of bearing the risk of an investment in the Fund. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Fund is a suitable investment, and should consult their own legal, tax and financial advisers as to all these risks and an investment in the Fund generally. Prospective shareholders should only invest in the Fund as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective, and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

Investment and Market Risk. All securities investing and trading activities (including real estate-related debt investing) risk the loss of capital. No assurance can be given that the Fund’s and the Master Fund’s investment objective will be achieved, that the performance of the Fund and the Master Fund will be positive over any period of time, or that shareholders will not suffer losses. Your investment in the Shares represents an indirect investment in the assets owned by the Master Fund. The value of the Master Fund’s portfolio securities and other assets may move up or down, sometimes rapidly and unpredictably, and in certain circumstances investment techniques utilized by the Master Fund may increase the impact of such adverse market movements. At any point in time, your Shares may be worth less than your original investment.

Temporary Expense Limitation and Reimbursement. The Investment Manager has undertaken several temporary measures to waive its fees and/or reimburse certain expenses of the Fund and the Master Fund, including entering into an Expense Limitation and Reimbursement Agreement and temporarily reducing its Management Fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion). The Investment Manager may also enter into arrangements in the future to waive or cap certain fees or expenses. To the extent that the Expense Limitation and Reimbursement Agreement, the voluntary waiver of a portion of the Management Fee or other future waivers are not renewed, continued or entered into, the expenses of the Fund and the Master Fund may increase and subsequently reduce the investment return of the Fund and the Master Fund. See “Management of the Fund—Expense Limitation Undertaking.”

Deployment Risk. The Investment Manager expects that substantially all of any proceeds from any sales of shares will be invested within approximately three months of receipt thereof. The Master Fund’s ability to successfully invest its capital during any deployment period will depend on prevailing market conditions and a variety of other factors which are difficult to predict and there can be no assurance that such deployment of the Master Fund’s assets will not take longer than anticipated.

Past Performance; No Assurance of Investment Return. Although the key personnel in the BREDS Group, including Jonathan Pollack, Michael Nash and Michael Wiebolt, have extensive investment experience investing in the real estate debt markets (including through the BREDS Vehicles), the past performance results of the BREDS Vehicles are not indicative of the future performance of the Fund or Master Fund. There can be no assurance that the Master Fund will be able to (i) successfully identify, make and realize upon any particular investment or (ii) generate returns for its shareholders (or that such returns will be commensurate with the risks associated with an investment in the Fund).

Liquidity Risks. The Shares are not listed for trading on any securities exchange. There is no public market for the Shares and none is expected to develop. The Shares therefore are not readily marketable and shareholders must be prepared to hold Shares for an indefinite period of time. Because the Fund is a closed-end management investment company, the Shares may not be redeemed at the option of the shareholder and may not currently be exchanged for shares of any other fund.

48

Although the Fund may offer to repurchase Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of portfolio securities or loans in a timely manner. Consequently, the Fund and the Master Fund may be a highly illiquid investment.

Even if the Fund makes a tender offer, there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by shareholders, the Fund will generally repurchase only a pro rata portion of the Shares tendered by each shareholder. A large shareholder in the Fund seeking repurchase may cause a greater likelihood of all shareholders seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some shareholders to tender more Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the Master Fund is unable or unwilling to repurchase a portion of that Fund’s interest in the Master Fund due to the Master Fund’s inability to liquidate a portion of its portfolio.

Non-Diversified Risk. As non-diversified investment companies under the 1940 Act, and the rules and regulations thereunder, the Fund and the Master Fund may invest a greater portion of their respective assets in a more limited number of issuers than a diversified fund. The Master Fund’s investment portfolio has significant investments in the real estate debt sector. While the Fund and the Master Fund intend to comply with the diversification requirements of the Code applicable to RICs, the Master Fund’s investment program may nonetheless present a greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions or real estate market activity may have on the value of the Shares.

Geographic Concentration. The Master Fund makes real estate-related debt investments primarily in the United States, but may also invest on a global basis. Adverse changes to the economies and commercial real estate markets of any country in which the Master Fund invests will have a pronounced impact on the activities of the Master Fund in such country and could impede the Master Fund’s ability to effectively achieve its investment objective. See “Risk Factors–Non-U.S. Investments; Non-OECD Investments.” Because the Master Fund invests primarily in the United States, the performance of the Master Fund’s investments are especially susceptible to adverse changes in the commercial real estate market of the United States.

Concentration Risk. The Master Fund’s portfolio is concentrated in investments in the real estate finance industry, including CMBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate. As a consequence, our aggregate return may be substantially affected by the unfavorable performance of real estate-related investments and the Master Fund’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that industry. Additionally, within our investments in CMBS and our other real estate-related investments, a concentration in a single investment or in underlying mortgage loans or other investments secured by properties located in a particular geography or of a particular asset class can cause our aggregate return to be disproportionately affected by unfavorable market conditions related to such investment, geography or asset class. Investors have no assurance as to the degree of diversification in the underlying properties securing the Master Fund’s real estate-related investments. See “—Concentrated CMBS Investments.”

Investments in Publicly Traded Securities. To the extent the Master Fund invests in securities that are publicly traded, such investments are subject to the risks inherent in investing in public securities. Investments in public securities do not typically entail financial covenants or other contractual rights, including management rights, which may otherwise be available in privately negotiated investments. Moreover, the Master Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments.

Incentive Fee Risk. The Incentive Fee creates an incentive for the Investment Manager to cause the Master Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Investment Manager may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Investment Manager

49

and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Investment Manager), considers whether the Incentive Fee is fair and reasonable. In addition, although the Incentive Fee payable by the Master Fund to the Investment Manager is similar to those of private investment funds, most registered investment companies do not pay an incentive fee to their investment adviser.

Leverage Risk. The Master Fund uses leverage, which magnifies investment, market and certain other risks. The Master Fund uses leverage directly at the Master Fund level which will create exposure to such leverage indirectly at the Fund level. While such implicit leverage does not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct long-term leverage at the Fund level, but may use leverage for short-term purposes. Since the Fund generally may not withdraw from the Master Fund, the Fund’s level of implicit leverage from its indirect investment in the Master Fund cannot be controlled. This may constrain the Fund’s ability to utilize additional direct leverage at the Fund level. Leverage involves risks and special considerations for holders of the Shares, including that when the Master Fund uses leverage, the Management Fee payable by the Master Fund to the Investment Manager will be higher than if the Master Fund did not use leverage (as such, the Investment Manager may have a financial incentive to increase the Master Fund’s use of leverage, which constitutes an inherent conflict of interest); the likelihood of greater volatility of net asset value of the common shares of the Master Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Master Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Master Fund were not leveraged.

As a closed-end investment company registered with the SEC, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Master Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund may not enter into any such transactions if the Master Fund’s borrowings would thereby exceed 33  1/3% of its total assets, less all liabilities and indebtedness of the Master Fund not represented by senior securities. However, these transactions, even if covered and not treated as leverage for the 1940 Act, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See “Investment Objective and Strategies—Portfolio Investments—Reverse Repurchase Agreements,” “Leverage” and “Derivatives Risk.”

Reliance on the Investment Manager and Key Blackstone Personnel. The success of the Fund and the Master Fund depends, in large part, upon the skill and expertise of the Investment Manager and key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to develop and implement investment strategies that achieve the Master Fund’s investment objective. The Investment Manager is responsible for the Master Fund’s investment activities, and shareholders must rely on the Investment Manager and such key Blackstone personnel, including Jonathan Pollack, Michael Nash and Michael Wiebolt, to conduct and manage the Master Fund’s activities. In the event of the death, disability or departure of one or more such persons, or to the extent any such persons do not fulfill their time commitment to the Master Fund, the business and the performance of the Fund and the Master Fund may be adversely affected. In addition, such Blackstone

50

personnel may have other responsibilities, including serving on committees, throughout Blackstone and/or its portfolio companies and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Investment Manager and such personnel to access other professionals and resources within other groups at Blackstone for the benefit of the Fund and the Master Fund may be limited under certain circumstances. See “Conflicts of Interest—Blackstone Policies and Procedures.” Moreover, the portfolio management decisions of the Master Fund are generally made independently and without regard to the activities or positions of a variety of the other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”), Blackstone Property Partners vehicles (the “BPP Vehicles”, together with Blackstone Real Estate Income Trust, Inc., the BREDS Vehicles and the BREP Vehicles, the “Other Real Estate Vehicles”)), which may create circumstances where different actions or investment decisions are made or taken with respect to the Master Fund relative to such Other Blackstone Vehicles or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Master Fund but where the Master Fund continues to hold such investment or where one or more such Other Blackstone Vehicles or Other Real Estate Vehicles elects to purchase investments with respect to which the Master Fund does not participate (or vice versa) or where such funds may participate in the same investment at different times and/or on different terms. See “Conflicts of Interest.”

No Limitation on Strategies. In accordance with the Master Fund’s investment objective, the Investment Manager implements such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth in the Master Fund Declaration of Trust. There can be no assurance that the Investment Manager will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Master Fund’s trading or investment activities.

Nature of Real Estate-Related Debt Securities. The debt securities and other interests in which the Master Fund invests may include secured or unsecured debt at various levels of an issuer’s capital structure. The debt securities in which the Master Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity, and may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Master Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Master Fund earlier than expected, resulting in a lower return to the Master Fund than anticipated or underwritten on such obligation or reinvesting in a new obligation at a lower return to the Master Fund.

Debt-Oriented Real Estate Investment Risks Generally. The Master Fund invests primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United States and Europe in particular, could negatively impact the performance of the Master Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it more difficult for the Master Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of issuers and/or real estate collateral relating to the Master Fund’s investments and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers/borrowers, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, changes in government regulations, changes in real property tax rates and/or tax credits, changes in operating expenses, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage

51

defaults, increases in borrowing rates, negative developments in the economy or political climate and/or adverse changes in real estate values generally and other factors that are beyond the control of the Investment Manager. There can be no assurance that there will be a ready market for the resale of investments because investments may not be liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Master Fund. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Any declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Master Fund’s business, financial condition and results from operations. Market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it has become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower. Any such changes in loan structures and/or market terms may make it relatively more difficult for the Master Fund to monitor and evaluate investments.

Enhanced Scrutiny and Regulation of the Financial Services Industry. The laws and regulations governing the Master Fund’s, the Investment Manager’s or their affiliates’ operations, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by such entities to comply with these laws or regulations, could require changes to certain of their business practices, negatively impact their operations, cash flow or financial condition, impose additional costs on them or otherwise adversely affect their business.

There have been significant developments regarding enhanced governmental scrutiny and/or increased regulation of the financial services industries. On July 21, 2010, former President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, imposes significant new regulations on nearly every aspect of the U.S. financial services industry, including oversight and regulation of systemic market risk (including the power to liquidate certain institutions); authorizing the Federal Reserve to regulate nonbank institutions that are deemed systemically important; generally prohibiting insured depository institutions, insured depository institution holding companies and their subsidiaries and affiliates from conducting proprietary trading and investing in or sponsoring private equity funds and hedge funds; imposing new registration, recordkeeping and reporting requirements on private fund investment advisers; and reform of the asset-based securitization market (including the mortgage-backed securities market) by requiring the retention of a portion of the credit risk inherent in the pool of securitized assets and by imposing additional registration and disclosure requirements. Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, many aspects will be implemented by various regulatory bodies over the next several years. The imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which the Fund and the Master Fund conduct their business and adversely affect their profitability.

The Dodd-Frank Act established a ten-member Financial Stability Oversight Council (“FSOC”), an interagency body chaired by the Secretary of the Treasury, to identify and manage systemic risk in the financial system and improve interagency cooperation. Under the Dodd-Frank Act, FSOC has the authority to review the activities of certain nonbank financial firms engaged in financial activities that are designated as “systemically important,” meaning, among other things, that the distress of the financial firm would threaten the stability of the U.S. economy. To date, FSOC made designations of certain nonbank financial companies for Federal Reserve supervision, but as expected, neither the Fund or the Master Fund were among such designated companies. However, if the Fund or the Master Fund were designated, it would result in increased regulation of the Fund’s and the Master Fund’s business, including higher standards on capital, leverage, liquidity, risk management, credit exposure reporting and concentration limits, restrictions on acquisitions and annual stress tests by the Federal Reserve.

On December 10, 2013, the Federal Reserve and other federal regulatory agencies issued final rules implementing a section of the Dodd-Frank Act that has become known as the “Volcker Rule.” The Volcker Rule

52

generally prohibits depository institution holding companies (including foreign banks with U.S. branches and insurance companies with U.S. depository institution subsidiaries), insured depository institutions and subsidiaries and affiliates of such entities from investing in or sponsoring private equity funds or hedge funds. All investments in and relationships with funds covered by the Volcker Rule made after December 31, 2013 must have been divested or restructured by July 21, 2015. With respect to investments in and relationships with certain funds that were in place prior to December 31, 2013, banking entities generally had until July 21, 2017 to comply with the Volcker Rule. It is not currently anticipated that the Volcker Rule will adversely affect the Fund’s fundraising to any significant extent.

The Dodd-Frank Act also seeks to reform the asset-backed securitization market (including the mortgage-backed securities market) by requiring the retention of a portion of the credit risk inherent in the pool of securitized assets and by imposing additional registration and disclosure requirements. In October 2014, five federal banking and housing agencies and the SEC issued final credit risk retention rules, which generally require sponsors of asset-backed securities to retain at least 5% of the credit risk relating to the assets that underlie such asset-backed securities. These rules became effective in December 2016 with respect to new securitization transactions backed by mortgage loans other than residential mortgage loans. These rules could restrict credit availability and could negatively affect the terms and availability of credit to fund the Master Fund’s investments. The Investment Manager continues to evaluate the final rules and assess their impact on the Master Fund’s securitization activities.

The current regulatory environment in the United States may be impacted by future legislative developments, such as amendments to key provisions of the Dodd-Frank Act. On January 20, 2017, Mr. Donald J. Trump became President of the United States. On February 3, 2017, President Trump signed an executive order calling for the administration to review U.S. financial laws and regulations in order to determine their consistency with a set of core principles identified in the order. The full scope of President Trump’s legislative agenda is not yet fully known, but it may include certain deregulatory measures for the U.S. financial services industry, including changes to the Volcker Rule, capital and credit risk retention requirements, FSOC’s authority and other aspects of the Dodd-Frank Act. On June 8, 2017, one pending bill, called the Financial CHOICE Act (the “CHOICE Act”), was passed by the U.S. House of Representatives. If passed by the U.S. Senate and signed into law by President Trump, the CHOICE Act would repeal the Volcker Rule and eliminate the power of the FSOC to designate nonbank financial companies as systemically important. On June 12, 2017, the U.S. Department of the Treasury issued recommendations for streamlining banking regulation and changing key features of the Dodd-Frank Act and other measures taken by regulators following the most recent financial crisis. Prospective investors should note that any significant changes in, among other things, banking and financial services regulation, including the regulation of the asset management industry, could have a material adverse impact on the Master Fund and its activities.

Risks Associated with CMBS. The Master Fund invests a significant portion of its assets in pools or tranches of CMBS. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a single-family, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more Other Blackstone Vehicles. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully below, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

53

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced to the extent that the Master Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Investment Manager relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations. Additionally, at any one time, the Master Fund’s portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties of a specific asset class, such as hospitality, multi-family, retail, industrial, office or other properties. CMBS backed by these asset classes may underperform during any period of time, including for long periods. If the Master Fund’s portfolio is concentrated in any investments secured by such underperforming asset class, the Master Fund’s portfolio would be expected to underperform the broader CMBS market. Additional information about our portfolio, from time to time, is available on our website at http://www.blackstone.com/businesses/aam/real-estate/closed-end-funds.

CMBS Credit Quality and Selection. CMBS are also affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets, as well as the relative diversification of the collateral pool underlying such CMBS and other factors such as adverse selection within a particular tranche or issuance.

Risks Associated with Residential Credit, Including RMBS. The Master Fund invests a portion of its assets in residential credit, including pools or tranches of RMBS. The collateral underlying residential credits generally consists of mortgages on residential properties. Residential credits have been issued in a variety of issuances, with varying structures including senior and subordinated classes. Investments in residential credit (including RMBS) are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risk. These risks may be magnified by volatility in the economy and in real estate markets generally. Residential credits are also subject to the risk of prepayment by borrowers. Residential credits are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Master Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Residential mortgage loans are generally obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Investment Manager analyzes and underwrites its residential credit investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Master Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Operating and Financial Risks of Issuers; Underlying Default Risk Across Capital Structures. The Master Fund’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer’s equity and the financial circumstances of the issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Master Fund makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure, and the Master Fund’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its

54

debt payment obligations when due. To the extent the Master Fund holds an equity or “mezzanine” interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. See “—Subordination” below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying properties or issuers that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Master Fund’s investments to addition risk of loss and default.

Commercial Mortgage Loans. The Master Fund invests in commercial mortgage loans, including mezzanine loans and B-notes, which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the Master Fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Master Fund directly or indirectly invests increase, the performance of the Master Fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. See “—Foreclosure Risk” below. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the Master Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the Master Fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Collateralized Debt Obligations. The Master Fund invests in CDOs. CDOs include, among other things, CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of

55

loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, in respect of a CLO, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs in which the Master Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund may acquire classes of CLOs for which the Master Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Highly Competitive Market for Investment Opportunities. The Master Fund makes real estate-related debt investments primarily in the United States, but also invests on a global basis. Purchasers of the Shares will be dependent upon the judgment and ability of the Investment Manager in sourcing transactions and investing and managing the capital of the Master Fund. No assurance can be given that the Master Fund and the Investment Manager will be successful in identifying or capitalizing on suitable investments, or that if such investments are made, that such investments will be realized upon at favorable valuations or that the objectives of the Master Fund and the Fund will be achieved. The activity of identifying, completing and realizing attractive debt-oriented real estate investments is highly competitive and involves a high degree of uncertainty and risk. The availability of CMBS and other investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Master Fund on terms that are as attractive as the terms on which opportunities were available to Other Blackstone Vehicles. The Master Fund competes for investments with other real estate investment vehicles, as well as individuals and companies, REITs, open-end funds, closed-end funds, financial institutions (such as mortgage banks and pension funds), hedge funds and investment funds affiliated with Blackstone and/or other financial sponsors or institutional investors, private equity and debt investors, and credit vehicles, hedge funds and other institutional investors. Further, over the past several years, many real estate investment funds, REITs and other vehicles have been formed (and many have grown in size) for the purpose of investing in debt-oriented real estate investments. There can be no assurance that the Master Fund will be able to locate, complete and exit investments successfully.

Lack of Control Over Investments. The Master Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate

56

loans that underlie the Master Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Master Fund and, even if that decision is determined to be in the Master Fund’s best interests by that party, may be contrary to the decision that the Master Fund would have made and may negatively affect the Master Fund’s interests.

Due Diligence Risks. Before making any investments, the Investment Manager will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Master Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment will be successful.

Risks of Acquiring Sub-Performing Real Estate Loans and Participations. While the Master Fund invests primarily in “performing” real estate-related debt investments, the Master Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer’s capital structure, including sub-performing real estate loans. Such sub-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, an extension of the term, a substantial reduction in the interest rate, or refinancing a substantial write-down of the principal of such loan and other concessions which could adversely affect the returns realized by the Master Fund with respect thereto. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that the Investment Manager may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property and/or impeding operations or development of the property. In the event the Master Fund does foreclose on an investment, the Master Fund will be subject to the risks associated with owning and/or operating real estate.

Risks Associated with the Insolvency of Obligations Backing MBS and Other Investments. The real estate loans backing the MBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the mortgage backing the MBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Distressed Securities or Other Interests; Workouts and Bankruptcy; Administration. While the Master Fund’s investment strategy focuses primarily on investments in “performing” real estate-related debt investments, the Master Fund’s investment program may include making distressed investments from time to time (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities) or may involve investments

57

that become “sub-performing” or “non-performing” following the Master Fund’s acquisition thereof. Certain of the Master Fund’s investments will, therefore, include specific securities of companies that typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, loans to or securities of financially or operationally troubled borrowers or issuers are more likely to go into default than loans or securities of other borrowers or issuers. Loans or securities of financially or operationally troubled issuers are less liquid and more volatile than loans to or securities of companies not experiencing such difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Investment in loans to or the securities of financially or operationally troubled borrowers or issuers involves a high degree of credit and market risk. There is no assurance that the Investment Manager will correctly evaluate the value of the assets collateralizing the Master Fund’s loans or the prospects for a successful reorganization or similar action.

As noted above, in certain limited cases (e.g., in connection with a workout, restructuring and/or foreclosing proceedings involving one or more debt investments by the Master Fund), the success of the Master Fund’s investment strategy with respect thereto will depend, in part, on the ability of the Master Fund to effectuate loan modifications and/or restructure and improve the operations of issuers. The activity of identifying and implementing any such restructuring programs and operating improvements entails a high degree of uncertainty. There can be no assurance that the Master Fund will be able to successfully identify and implement such restructuring programs and improvements.

These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Master Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Master Fund to certain additional potential liabilities that may exceed the value of the Master Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In any reorganization or liquidation proceeding relating to the Master Fund’s investments, the Master Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Master Fund’s original investment and/or may be required to accept different terms, including payment over an extended period of time. In addition, under certain circumstances payments to the Master Fund and distributions by the Master Fund to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transactions under applicable bankruptcy and insolvency laws. Furthermore, bankruptcy laws and similar laws applicable to administrative proceedings may delay the ability of the Master Fund to realize on collateral for loan positions held by it or may adversely affect the economic terms and priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

Risks Associated with Interest Shortfalls. The Master Fund’s MBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the MBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a MBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the MBS trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to MBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover

58

accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a MBS trust until the servicer’s claim is satisfied.

Prepayment Risk; Interest Rate Fluctuations. During periods of declining or low interest rates, the issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Master Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Master Fund’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Master Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. While interest rates are currently expected to remain at favorable rates in the near term, there is a consensus that the U.S. Federal Reserve will continue to increase benchmark interest rates during the life of the Master Fund, which could negatively impact the price of debt securities and could adversely affect the value of the Master Fund’s investments.

Risks Associated with Extensions. The Master Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Investment Manager’s consent.

Reinvestment Risk. Reinvestment risk is the risk that income from the Master Fund’s portfolio will decline if the Master Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Master Fund portfolio’s current earnings rate. A decline in income could affect the Shares’ market price, their overall returns or distributions.

Risks Associated with the Servicers. The failure of servicers to effectively service the loans and/or pools thereof in which the Master Fund has an investment would materially and adversely affect the Master Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The Servicer quality is of significant importance in the management of mortgage loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan.

Risks Related to Securities Ratings. To the extent the Master Fund invests in debt securities that have been rated by nationally recognized rating organizations, such debt securities are subject to risks related to these organizations. In general, the ratings of these organizations represent the opinions of such agencies as to the quality of investments that they rate. Such ratings are relative and subjective and are not statements of fact; they are not absolute standards of quality and do not evaluate the market value risk of the securities that are rated. Therefore, there can be no assurance that any such rating will accurately quantify risk. Such agencies may change their method of valuation of, and the ratings of, securities held by the Master Fund at any time. The sale price of mortgage-backed securities is highly correlated with the rating such mortgage-backed securities receives from the rating agencies. If existing securities of the Master Fund are downgraded, the value of such securities may be adversely affected. To the extent the Master Fund concentrates its investments in securities with similar ratings, such as below investment grade or unrated debt securities, the Master Fund’s portfolio may be more susceptible to ratings downgrades of such securities.

59

Expedited Transactions Risk. In light of the debt-oriented focus of the Master Fund’s investment program, investment analyses and decisions by the Investment Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Investment Manager at the time of making an investment decision may be limited, and they may not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Investment Manager will have knowledge of all circumstances that may adversely affect an investment. In addition, the Investment Manager expect to often rely upon independent consultants in connection with its evaluation and/or diligence of certain proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Master Fund may incur liability as a result of such consultants’ actions.

Structured Products Risk. The Master Fund invests from time to time in structured products. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as MBS credit default swaps (e.g., CMBX). The Master Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged, and other structural and legal risk related thereto. See “—Leverage Risk” above. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Master Fund’s investment therein. In addition, if the particular structured product is invested in a security in which the Master Fund is also invested, this would tend to increase the Master Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

“Spread Widening” Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Master Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such “spread widening” risk. In addition, mark-to-market accounting of the Master Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

Adverse Changes in Credit Markets. Any adverse changes in the global credit markets could make it more difficult for the Master Fund to obtain favorable financing. The Master Fund’s ability to generate attractive investment returns for its shareholders will be adversely affected to the extent the Master Fund is unable to obtain favorable financing terms. If the Master Fund is unable to obtain favorable financing terms, it may not be able to efficiently leverage its portfolio, may face increased financing expenses or may face increased restrictions on its investment activities, any of which would negatively impact the Master Fund’s performance.

Risks Associated with Hedging. The Master Fund utilizes a wide variety of derivative and other hedging instruments for risk management purposes. The successful utilization of hedging and risk management transactions requires skills that are separate from the skills used in selecting and monitoring investments, and such transactions may entail greater than ordinary investment risks. Additionally, costs related to derivatives and other hedging arrangements (including legal expenses and other third party expenses) will be borne by the Master Fund. There can be no assurance that any derivatives or other hedging transactions will be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks or where the Investment Manager does not regard the probability of the risk occurring to be sufficiently high to justify the cost), thereby resulting in losses to the Master Fund. Engaging in derivatives and other hedging transactions may result in a poorer overall performance for the Master Fund than if it had not engaged in any such transaction, and the Investment Manager may not be able to effectively hedge against, or accurately anticipate, certain risks that may adversely affect the Master Fund’s investment portfolio. In addition, the Master Fund’s investment portfolio

60

will always be exposed to certain risks that cannot be fully or effectively hedged, such as credit risk relating both to particular securities and counterparties as well as interest rate and foreign exchange risks. The Master Fund will utilize derivatives and other hedging transactions only for those positions determined appropriate by the Investment Manager in its sole discretion. See “Derivatives Risks,” “Counterparty Risk” and “Interest Rate Fluctuation Risk” below.

Subordination. The Master Fund invests in debt instruments, including junior tranches of MBS, rake bonds and “mezzanine” or junior mortgage loans (e.g., B-Notes), that are subordinated in an issuer’s capital structure. To the extent the Master Fund invests in subordinated debt of an issuer’s capital structure or subordinated MBS bonds, such investments and the Master Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default than the senior classes of the issue or series. Subordinated tranches of MBS or other investments absorb losses from default before other more senior tranches of MBS to which it is subordinate are put at risk. As a result, to the extent the Master Fund invests in subordinate debt instruments (including MBS), the Master Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the senior debt (including underlying mortgage loans, senior mezzanine debt or senior MBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Master Fund invests in B-notes, which investments are subordinate to the A-note portion of the same loan (which the Master Fund would not expect to hold). In addition to the risks described above in “Subordination,” certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically small relative to the overall loan, and is in the first loss position. As a means to protect against the holder of the A-note from taking certain actions or, receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note often (but not always) has the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Master Fund. For example, the Master Fund may not have the capital available to protect its B-note interest or purchasing the A-note may alter the Master Fund’s overall portfolio and risk/return profile to the detriment of shareholders. In addition, a B-note may be in the form of a “rake bond.” A “rake bond” is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Below Investment Grade Securities Risk. The Master Fund’s investments rated below investment grade or unrated are commonly referred to as “high-yield” bonds and involve substantial risk of loss. High-yield bonds are predominantly speculative in nature, with the issuer’s capacity to pay interest and repay principal when due uncertain, and therefore involve a greater risk of default. High-yield bonds often display increased price sensitivity to changing interest rates and to a deteriorating economic environment, and the market values for high-yield bonds tends to be more volatile and less liquid than investment grade debt securities.

Preferred Equity. While the Master Fund invests primarily in real estate-related debt investments, it also may invest, from time to time, in preferred equity investments. Preferred equity investments are subordinate to any

61

indebtedness, but senior to the owners’ common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property. See “Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties.”

REIT-Related Risk. As part of its investments in real estate-related debt investments, the Master Fund also invests in REITs from time to time. REITs possess certain risks which differ from an investment in companies that are not REITs. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants and that have elected to be taxed as REITs under the Code. REITs may concentrate their investments in specific geographic areas or in specific property types; e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may also invest in real estate-related debt (i.e., mortgage REITs and hybrid REITS).

REITs (including mortgage REITs) may be subject to management fees and other expenses, and so when the Master Fund invests in REITs it will bear its proportionate share of the costs of the REITs’ operations. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REIT to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Master Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Master Fund from REIT shares and distributed to the Master Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Master Fund that shareholders of the Master Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. The Master Fund’s investments in mortgage REITs are also subject to credit risk. See “Credit Risk” below.

To the extent the Master Fund invests in REITs with small market capitalizations, such REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Non-U.S. Investments; Non-OECD Investments. Although the Master Fund seeks to make real estate-related debt investments on a global basis, it invests primarily in the United States. Non-U.S. and non-Organization for

62

Economic Co-Operation and Development (“OECD”) member state real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Master Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. securities and real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights, (including the rights of secured parties), duties and the protection of investors; (viii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign or private equity investors; and (x) less publicly available information.

In addition, the Master Fund invests from time to time in investments located in member states of the European Union (“EU”), including investments made in Spain (EU). In light of the continued and ongoing uncertainty in European debt markets as a result of past sovereign debt crises affecting some of the members of the EU and the unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Master Fund’s investments in euro-denominated securities and derivatives contracts and securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Furthermore, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Master Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Master Fund’s investments in any such issuer may be adversely affected. Additionally, certain countries in which the Master Fund may invest (such as emerging market countries) have in the past, and may in the future, experience political and social instability that could adversely affect the Master Fund’s investments in such countries. Such instability could result from, among other things, popular unrest associated with demands for improved political, economic and social conditions and popular unrest in opposition to government policies that facilitate direct foreign investment. Governments of certain of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The Master Fund generally does not intend to obtain political risk insurance. While the Investment Manager, where deemed appropriate, manages the Master Fund in a manner that minimizes exposure to the foregoing risks (although the Master Fund does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the value or realization of the Master Fund’s non-U.S. investments.

The effectiveness of the judicial systems in countries in which the Master Fund invests varies; consequently, the Master Fund may find it difficult to effectively protect its interests or pursue claims in the courts of countries with less developed legal systems or commercial markets, as compared to the United States or other developed countries. The lack of sophistication and consistency with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights in certain countries in which the Master Fund invests, as compared with the United States, may adversely impact the Master Fund’s ability to achieve its investment objectives.

63

UK Exit from the European Union. The United Kingdom (the “UK”) formally notified the European Council of its intention to leave the EU on 29 March 2017. Under the process for leaving the EU contemplated in article 50 of the Treaty on the European Union, the UK will remain a member state until a withdrawal agreement is entered into, or failing that, two years following the notification of the intention to leave, unless the European Council extends this period. Under the guidelines published by the European Council pursuant to article 50, the negotiations will be conducted broadly in two phases, the main purpose of the first phase being to ensure an orderly withdrawal from the EU. The second phase of negotiations will be directed toward a framework for a future relationship between the UK and the EU—although any agreement about that future relationship can only be finalized once the UK becomes a third country. Assuming it will take two years to negotiate a withdrawal agreement and take account of a framework for a future relationship, the UK will remain a member state subject to EU law with privileges to provide services under the single market directives until at least 29 March 2019. Given the size and importance of the UK’s economy, uncertainty or unpredictability about its legal, political and economic relationship with Europe may be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other existing cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future including beyond the date of the UK’s withdrawal from the EU. The decision of the UK could also have a destabilizing effect if other member states were to consider the option of leaving the EU.

Active Trading. The trading activities conducted by the Investment Manager on behalf of the Master Fund involve certain short-term market considerations. Accordingly, the turnover rates of certain portions of the Master Fund’s portfolio may be substantial and involve correspondingly high transactional costs.

Access to Non-Public Information Risk. As a result of the Investment Manager’s relationship with Blackstone, the Investment Manager may come into possession of material non-public information with respect to issuers in which Blackstone has, or may be considering making, an investment. As a result, the Investment Manager may be precluded from trading in the securities of those issuers, including those securities held by the Master Fund. This may result in the Master Fund retaining securities that the Investment Manager would otherwise sell on its behalf. It is also possible that the Master Fund will be restricted from trading in certain securities even when the Investment Manager has not received material non-public information. The Investment Manager and Blackstone have established “information wall” policies and procedures designed to limit the sharing of such information and, where the information is shared, to avoid any transactions while in possession of that information except to the extent consistent with applicable law. However, there can be no assurance that a violation of such policies and procedures will not occur and, in the event any unlawful trading was to occur, the Master Fund, the Fund, the Investment Manager, and their affiliates could be exposed to liability under the U.S. federal securities laws and the securities laws of other jurisdictions. The funds within the Blackstone real estate group and the Investment Manager are considered to be on the same side of the information wall; therefore, if such funds are restricted from trading securities of an issuer, the Master Fund may be similarly restricted.

Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties. With respect to the Master Fund’s non-controlling equity investments, the Master Fund may have a limited ability to protect its position in such investments. Subject to certain limitations, including those imposed by the 1940 Act, the Master Fund may also co-invest with third parties (or affiliated managers of other persons) with respect to specific investments or categories of investments through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment (“JV Arrangements”). Although the Master Fund may not have full control over these investments and may therefore have a limited ability to protect its position therein, the Investment Manager expects that appropriate rights will be negotiated to protect the Master Fund’s interests. Nevertheless, such JV Arrangements may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take (or block) action in a manner contrary to the Master Fund’s investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Furthermore, such third party partners or co-ventures to JV Arrangements may provide services (such as asset management oversight services) similar to, and

64

overlapping with, services provided by the Investment Manager, Other Blackstone Vehicles or their respective portfolio companies/entities, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fees.

Illiquid Portfolio Risk. In addition to the general lack of liquidity of the shares of the Master Fund, the liquidity of the Master Fund’s investments will generally fluctuate with, among other things, general market conditions, domestic and international political events, and developments or trends in a particular industry. The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of market volatility. Such market conditions could re-occur and would impact the valuations of the Master Fund’s investments and impair the Investment Manager’s ability to sell securities. In addition, certain of the types of debt instruments in which the Master Fund invests in (e.g., mortgages, B-notes, mezzanine and other loans) are often illiquid and involve greater difficulty of recovery in the event of a default by the borrower. Moreover, certain of the Master Fund’s investments, including non-public investments such as those purchased pursuant to Rule 144A under the Securities Act, may become more illiquid after the initial acquisition for a variety of reasons, including general market conditions. In addition, in some cases the Master Fund is not able to sell its securities publicly unless their sale is registered under applicable securities laws (or unless an exemption from such registration requirements is available) and in other cases the Master Fund may be prohibited by contract or legal or regulatory reasons or Blackstone policies or procedures from selling certain securities for a period of time.

Refinancing Risk. To the extent permitted by applicable law, the Master Fund may from time to time seek to participate in investments relating to refinancings of securities held by Other Blackstone Vehicles. While it is expected that the participation of the Master Fund in connection with such transactions will be at arms’ length and on market/contract terms, such transactions may involve the partial or complete payoff of such securities (with the related proceeds being received by the applicable Other Blackstone Vehicles) and/or otherwise result in restructuring of terms and pricing relating to such existing securities with the borrowers thereof in respect of which such Other Blackstone Vehicle may receive refinancing proceeds and/or a retained interest in such securities in accordance with such restructuring arrangements, which will generally give rise to potential or actual conflicts of interest, which could adversely impact the Master Fund. See “Conflicts of Interest” below.

Uncertainty of Financial Projections; Projected Results. The Investment Manager may determine the suitability of investments based in part on the basis of financial projections for issuers underlying the Master Fund’s investments. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. General economic conditions, which are not predictable, can have a material adverse impact on the reliability of such projections.

Bridge Financing Risk. The Master Fund may invest in bridge loans as part of its investment strategy. The Master Fund bears the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a refinancing, then the Master Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Master Fund may make an investment with the intent of financing or otherwise reducing the Master Fund’s investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Master Fund’s investment, or that terms of such financings will be attractive when closed. If the Master Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under “lease up.” There is a risk that completion of such transition or “lease up” of such properties will not occur. In that event, the Master Fund may be required to take possession of the property.

Credit Risk. The Master Fund could lose money if the borrower, issuer, or guarantor of a loan underlying a CMBS, loan or other investment, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise

65

honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high-yield bonds.

Foreclosure Risk. The Investment Manager may find it necessary or desirable to foreclose on certain of the loans or CMBS the Master Fund acquires, and the foreclosure process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Master Fund’s rights. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action and seek to force the lender into a modification of the loan or a favorable buy-out of the borrower’s position in the loan. In some states, foreclosure actions can take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy or its equivalent, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process and potentially result in a reduction or discharge of a borrower’s debt. Foreclosure may create a negative public perception of the related property, resulting in a diminution of its value, and in the event of any such foreclosure or other similar real estate owned-proceeding, the Master Fund would also become the subject to the various risks associated with direct ownership of real estate, including environmental liabilities. Even if the Master Fund is successful in foreclosing on a loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will further reduce the net proceeds and, thus, increase the loss.

Interest Rate Fluctuation Risk. The Master Fund’s investments include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Investment Manager employs various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Investment Manager believes that no strategy can completely insulate the Master Fund from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates. See “—Risks Associated with Hedging” above.

Lender Liability Risk. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. The Investment Manager cannot assure prospective shareholders that such claims will not arise or that the Master Fund will not be subject to significant liability if a claim of this type did arise.

Pricing Risk; Real Estate Valuation Risk. Price quotations of the Master Fund’s securities are generally provided by third-party pricing services and/or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. The Investment Manager is ultimately responsible for the valuation of securities. There can be no assurance that the Investment Manager will be able to sell the securities at the same price as the valuations. If third-party pricing services or broker-dealers do not provide quotations on an investment or, in limited circumstances, if the Investment Manager determines in good faith that such quotations are not reliable, the Master Fund may value these

66

investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Master Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Master Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Master Fund’s net asset value.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

Derivatives Risks. The Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Master Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Master Fund can realize on an investment or may cause the Master Fund to hold a security that it might otherwise want to sell. The Master Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund’s derivative instruments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Master Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

•	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Master Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio.

•	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

•

Valuation Risk. The use of derivative instruments, including swaps, futures, forwards and options, may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition,

67

significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

•	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

•	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “Counterparty Risk” below.

In addition, the Investment Manager may cause the Master Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Master Fund’s investment objective and legally permissible. Any such investments may expose the Master Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Investment Manager determines to make such an investment on behalf of the Master Fund.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

Reverse Repurchase Agreements Risk. The Master Fund uses reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable MRA by the Master Fund. In addition, there is a risk that the market value of the securities retained by the Master Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparty may require the Master Fund to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract. See “Contingent Liabilities Risk” below. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s net asset value may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Master Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such

68

transactions. In cases where the Master Fund does not cover such transactions, such instruments may be considered senior securities and the Master Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Master Fund may be unable to use segregated assets for certain other purposes, which could result in the Master Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Master Fund’s assets are segregated or committed as cover, it could limit the Master Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Counterparty Risk. The Master Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or our hedge counterparty in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Master Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Master Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Master Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Master Fund to an additional degree of risk with respect to defaults by such counterparty.

The Investment Manager evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Master Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Legislation and Regulatory Risk” below.

The Master Fund may, but need not, seek to mitigate certain credit risks with respect to the counterparties to its derivatives contracts by reaching financial agreements with such counterparties in a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”), including through netting provisions contained in the ISDA Master Agreement and by contractually requiring counterparties to post collateral under the ISDA Master Agreement, when practicable.

Derivatives Legislation and Regulatory Risk. The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the

69

identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve, the EU or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Master Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Master Fund also may be adversely affected by changes in the enforcement or interpretation of statues and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. For instance, the Dodd-Frank Act could have an adverse effect on the Master Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, documentation, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, margin, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

New regulations could, among other things, restrict the Master Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Master Fund), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective. In particular, new margin requirements and capital charges, even when not directly applicable to the Master Fund, may increase the pricing of derivatives transacted by the Master Fund. New exchange trading and trade reporting requirements and position limits may lead to changes in the liquidity of derivative transactions, or higher pricing or reduced liquidity in the derivatives markets, or the reduction of arbitrage opportunities for the Master Fund. Limits or restrictions applicable to the counterparties with which the Master Fund’s engages in derivative transactions could also limit the ability of the Master Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change the availability of certain investments. As a result, these changes could make it difficult for the Master Fund may be unable to execute its investment strategy.

It is unclear how the regulatory changes will affect counterparty risk. For instance, in December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps denominated in certain currencies to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In September 2016, the CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Where the Master Fund enters into certain swaps subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or swap execution facility. Such clearing requirements may affect the Master Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of derivative instruments have not yet been issued by the applicable regulators, but could have additional impact on the Master Fund’s ability to use such instruments as part of its investment strategy. In addition, certain foreign jurisdictions may also impose clearing requirements that could apply to the Master Fund’s transactions with non-U.S. entities. For entities designated by the CFTC or the SEC as “swap dealers,” “security-based swaps dealers,” “major swap participants” or major “security-based swap participants,” the Dodd-Frank Act imposes new regulatory, reporting and compliance requirements. On May 23, 2012, a joint final rulemaking by the CFTC and the SEC defining these key terms was published in the Federal Register. Based on those definitions, the Master Fund would not be a swap dealer, security-based swap dealer, major swap participant or security-based major swap participant at this time. If the Master Fund is later designated as a swap dealer, security-based swap dealer, major swap participant or major security-based swap participant, its business will be subject to increased regulatory requirements, including registration requirements, additional recordkeeping and reporting obligations, external and internal business conduct standards, position limits monitoring, capital and margin thresholds, which will in turn increase the Master Fund’s compliance cost.

70

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Master Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. Then, on December 11, 2015, the SEC proposed new rules to govern the use of derivatives by registered investment companies and business development companies (“registered funds”). Under the proposed new rules, (i) a registered fund’s exposure under derivatives transactions and other “financial commitment transactions” (including reverse repurchase agreements, short sale borrowings and firm and standby commitment transactions and similar agreements) would be limited to (x) 150% of the registered fund’s net assets (the “exposure-based portfolio limit”) or (y) 300% of the registered fund’s net assets, but only if its derivatives transactions, in the aggregate, reduce the total “value at risk” of the fund’s portfolio (the “risk-based portfolio limit”); (ii) a registered fund would need to segregate certain qualifying assets equal to the sum of (a) the amount the fund would need to pay to close out its derivatives at the given time of the determination (a “mark-to-market coverage amount”) and (b) a reasonable estimate of the potential amount the fund would pay if the fund exited the derivatives under stressed conditions (a “risk-based coverage amount”); (iii) a registered fund that engages in financial commitment transactions (such as unfunded commitments) would need to segregate assets equal to 100% of its payment or delivery obligations under these transactions, whether conditional or unconditional; (iv) a registered fund whose derivatives use is not limited under a portfolio limitation to an aggregate exposure of 50% or less of the value of its net assets or that uses complex derivatives must enact a formalized derivatives risk-management program that contains specified components, and the program would need to be approved by the fund’s board and be administered by a board-approved derivatives risk manager; and (v) and a registered fund would have to file with the SEC two reporting forms, Forms N-PORT and N-CEN, which as amended by the proposed rule, would require registered funds to provide information about their derivatives risk management program, additional risk metrics related to derivatives use, and disclosure about which of the portfolio limitations under the proposed rule (as described in (i)) the fund is relying upon. The SEC sought public comments on numerous aspects of the proposed rule and as a result the nature of any final regulations is uncertain at this time. It is possible that such regulations, if adopted, could increase the cost of and limit the implementation of the Master Fund’s use of derivatives, which could have an adverse impact on the Master Fund. The Investment Manager intends to monitor developments and seek to manage the Master Fund’s portfolio in a manner consistent with achieving the Master Fund’s investment objective, but there can be no assurance that the Investment Manager will be successful in doing so.

Furthermore, on December 15, 2015, the CFTC approved a final rule, which became effective in April 2016, but with an implementation date of March 1, 2017 (subject to a time-limited no action relief until September 1, 2017), governing margin requirements for uncleared swaps entered into by registered swap dealers and major swap participants who are not supervised by the prudential regulators, referred to as “covered swap entities.” The final rule generally requires covered swap entities, subject to certain thresholds and exemptions, to collect and post margin in respect of uncleared swap transactions with other covered swap entities and financial end-users. In particular, the final rule requires covered swap entities and financial end-users having “material swaps exposure,” defined as an average aggregate daily notional amount of uncleared swaps exceeding $8 billion as calculated from June, July and August of the previous calendar year, to collect and/or post (as applicable) a minimum amount of “initial margin” in respect of each uncleared swap, subject to a phase-in schedule until September 1, 2020. In addition, the final rule requires covered swap entities entering into uncleared swaps with other covered swap entities or financial-end-users, regardless of swaps exposure, to post and/or collect (as applicable) “variation margin” in reflection of changes in the mark-to-market value of an uncleared swap since the swap was executed or the last time such margin was exchanged. The CFTC final rule is broadly consistent with a similar rule mandating the exchange of initial and variation margin adopted by the prudential regulators in October 2015. It is possible that such regulations could increase the cost of and limit the implementation of the Master Fund’s use of derivatives, which could have an adverse impact on the Master Fund.

In addition to U.S. laws and regulations relating to derivatives, certain non-U.S. regulatory authorities, such as those in the EU, Australia, Japan and Hong Kong, have passed or proposed, or may propose in the future, legislation similar to that imposed by the Dodd-Frank Act. The regulatory changes in the EU will impact a broad range of counterparties, both outside and within the EU, and are expected to potentially increase the cost of transacting derivatives for the Master Fund (particularly with banks and other dealers directly subject to such regulations).

71

Currency Risk. If the Master Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Master Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The Master Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Master Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Master Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Master Fund converts the foreign currencies to U.S. dollars, the Master Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The value of an investment may fall substantially as a result of fluctuations in the currency of the country in which the investment is made as against the value of the U.S. dollar. The Investment Manager may (but is not obliged to) endeavor to manage currency exposures into U.S. dollars using appropriate hedging techniques where available and appropriate. The Master Fund is expected to incur costs related to currency hedging arrangements. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis.

Since it may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Master Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Master Fund’s portfolio investments resulting from currency fluctuations, the Master Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Master Fund desire immediately to resell that currency to the dealer. The Master Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Commodities Regulation. Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Manager to claim this exclusion with respect to the Master Fund, the Master Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish such futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of such futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Master Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Master Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Master Fund to additional registration and regulatory requirements and increased operating expenses.

Short Sales Risk. The Master Fund’s use of short sales for investment and/or risk management purposes subjects it to risks associated with selling short. The Master Fund may engage in short sales where it does not own or have the right to acquire the security sold short. The Master Fund’s loss on a short sale theoretically could be unlimited in a case where the Master Fund is unable, for whatever reason, to close out its short position.

72

The Master Fund’s short selling strategies may limit its ability to benefit from increases in the markets. In connection with short sales, the Master Fund segregates liquid assets, enters into offsetting transactions or owns positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Master Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Master Fund’s ability to engage in short selling.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Master Fund’s various hedging strategies could require the Master Fund to fund cash payments in the future pursuant to such contracts under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract or under applicable margin rules. The Master Fund’s ability to fund these payment or collateral obligations will depend on the liquidity of the Master Fund’s assets and access to capital at the time, and the need to fund these obligations could adversely impact the Master Fund’s ability to maintain its investment levels and its financial condition.

General Legal, Tax and Regulatory Risks. The Master Fund’s investment program is subject to a variety of legal, tax and regulatory risks. For example, from time to time the market for real estate debt transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions, which may adversely affect the ability of the Investment Manager to effectively achieve the Master Fund’s investment objectives. In addition, government counterparties or agencies may have the discretion to change or increase laws or regulations applicable to issuers or to implement laws or regulations affecting an issuer’s operations, separate from any contractual rights it may have. An issuer could also be adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by a portfolio issuer or gains recognized by the Master Fund on its investment in such portfolio issuer, that could impact a portfolio issuer’s business as well as the Master Fund’s return on its investment with respect thereto.

The Investment Manager believes that significant changes in the regulatory environment and institutional risk tolerance have reduced many lenders’ lending capacity and appetite for commercial real estate debt investments. Among the factors that the Investment Manager expects will continue to limit lending and increase debt costs for traditional financing sources are the Dodd-Frank Act and Basel III with provisions for higher bank capital charges on certain types of real estate loans, and enhanced risk-retention requirements for CMBS that may increase securitization costs and reduce competition from CMBS lenders.

In addition, as a registered investment company under the 1940 Act, the Master Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which has and likely will in the future in certain circumstances limit the Master Fund’s ability to make investments alongside the other BREDS Vehicles. There can be no assurance that such regulatory restrictions will not adversely affect the Master Fund’s ability to capitalize on attractive real estate-related debt instruments.

Furthermore, prospective shareholders should note that the outcomes of the recent U.S. presidential and other elections and referenda create uncertainty with respect to legal, tax and regulatory regimes. Any significant changes in, among other things, economic policy (including with respect to interest rates and foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Master Fund and its investments.

U.S. Federal Income Tax Reform. The recently enacted tax legislation, informally known as the “Tax Cuts and Jobs Act,” significantly altered existing U.S. federal income tax law. Prospective investors should consult their own tax advisors regarding these changes, as well as other potential changes in tax laws.

73

Operational Risk. The Master Fund depends on the Investment Manager and other service providers (including, but not limited to, Fund and Master Fund accountants, custodians, transfer agents and administrators) to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Master Fund’s operations may cause the Master Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Master Fund depends on the Investment Manager and other service providers to develop the appropriate systems and procedures to control operational risk. The Master Fund’s business is highly dependent on its ability to process, on a daily basis, transactions across various markets. Consequently, the Master Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Master Fund’s ability to properly manage the portfolio. Generally, the Investment Manager and other service providers will not be liable to the Master Fund for losses incurred due to the occurrence of any such errors.

The Master Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Master Fund could be unable to achieve the market position selected by the Investment Manager or might incur a loss in liquidating its positions. Since some of the markets in which the Master Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Master Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Master Fund to suffer a loss.

Intellectual Property Risk. Neither the Fund, the Master Fund nor the Investment Manager own the Blackstone name, but each may use it as part of its corporate name pursuant to the Investment Management Agreement and the Master Fund Investment Management Agreement. Use of the name by other parties or the termination of the Investment Management Agreement or the Master Fund Investment Management Agreement may materially impact the Investment Manager, the Master Fund or the Fund.

Cyber-Security Risk and Identity Theft Risks. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Investment Manager and its affiliates and their portfolio entities’ and service providers’ information and technology systems may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Cyberattacks and other security threats could originate from a wide variety of sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. There has been an increase in the frequency and sophistication of the cyber and security threats the Investment Manager faces, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target the Investment Manager because, as an alternative asset management firm, the Investment Manager holds a significant amount of confidential and sensitive information about its investors, its portfolio companies and potential investments. As a result, the Investment Manager may face a heightened risk of a security breach or disruption with respect to this information. If successful, these types of attacks on the Investment Manager’s network or other systems could have a material adverse effect on the Master Fund’s business and results of operations, due to, among other things, the loss of investor or proprietary data, interruptions or delays in the operation of the Master Fund’s business and damage to its reputation. There can be no assurance that measures the Investment Manager takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful.

Although the Investment Manager has implemented, and portfolio entities and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. The Investment Manager does not control the cyber security plans and

74

systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Investment Manager, the Master Fund and/or a portfolio entity, each of whom could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Investment Manager’s, its affiliates’, the Master Fund’s and/or a portfolio entities’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of the Investment Manager and/or portfolio entities. The Investment Manager’s, the Master Fund’s and/or a portfolio company/entity could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance.

In addition, the Investment Manager operates in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Investment Manager operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including the General Data Protection Regulation in the EU that goes into effect in May 2018. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize the Investment Manager, its employees’ or the Master Fund’s investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, the Investment Manager’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Master Fund’s investors’, the Master Fund’s counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of the Investment Manager’s business, liability to the Master Fund’s investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if the Investment Manager fails to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause the Master Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Finally, the Master Fund’s portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses.

Terrorist Activities. The continued threat of global terrorism and the impact of military and other action will likely continue to cause volatility in prices of commodities and could affect the Master Fund’s financial results. The Master Fund’s investments may involve significant strategic assets having a national or regional profile. The nature of these assets could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near such assets would likely cause significant harm to employees, property and, potentially, the surrounding community, and may result in losses far in excess of available insurance coverage. As a result of global events and continued terrorism concerns, insurers significantly reduced the amount of insurance coverage available for liability to persons other than employees for claims resulting from acts of terrorism, war or similar events. As a result of a terrorist attack or terrorist activities in general, the Master Fund may not be able to obtain insurance coverage and other endorsements at commercially reasonable prices or at all.

Sanctions and Anti-Corruption Risks. Economic sanction laws in the United States and other jurisdictions prohibit Blackstone, Blackstone’s professionals and the Master Fund from transacting with or in certain countries and with certain individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and

75

individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may significantly restrict the Master Fund’s investment activities in certain emerging market countries and certain parties.

In some countries, there is a greater acceptance than in the United States of government involvement in commercial activities, and of corruption. Blackstone, the Blackstone professionals and the Master Fund and Fund are committed to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act of 2010 (“U.K. Bribery Act”) and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Master Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Master Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the United Kingdom has recently significantly expanded the reach of its anti-bribery laws with the U.K. Bribery Act, which in some ways is broader than the FCPA and applies to private and public sector corruption and holds companies liable for failure to prevent bribery unless they have adequate procedures in place to prevent bribery. While Blackstone (or any third party Blackstone contracts with to provide services related to FCPA and U.K. Bribery Act compliance) has developed and implemented a compliance program designed to ensure compliance by Blackstone and its personnel with the FCPA and the U.K. Bribery Act, even reasonable compliance programs may not prevent all instances of corruption. In addition, in spite of Blackstone’s or any such third party’s policies and procedures, affiliates of portfolio companies, particularly in cases where the Master Fund or another Blackstone sponsored fund or vehicle does not control such portfolio company, may engage in activities that could result in FCPA or U.K. Bribery Act violations. Any determination that Blackstone has violated the FCPA, U.K. Bribery Act or other applicable anti-corruption laws or anti-bribery laws could subject Blackstone to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation and a general loss of investor confidence, any one of which could materially and adversely affect Blackstone’s business prospects and/or financial position, as well as the Master Fund and Fund’s ability to achieve their investment objectives and/or conduct their operations.

Indemnification; Absence of Recourse. The Fund will be required to indemnify the Board of Trustees, the Investment Manager, their affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Board of Trustees or the Investment Manager on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund. It should be noted that the Board of Trustees may cause the Fund to purchase insurance for the Fund, the Board of Trustees, the Fund and its officers.

Service Provider Risk. The Fund and the Master Fund are dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Fund or Master Fund, respectively, there may be a material adverse impact on the Fund’s or Master Fund’s operations. In addition, the Fund and the Master Fund may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Fund or Master Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund or the Master Fund would be payable from the assets of the Fund or Master Fund, respectively.

Tax Risks of Investing in the Fund. The Fund has qualified to be treated as a RIC under the Code, which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to continue to so qualify and be eligible for treatment as a RIC, the Fund must, among

76

other things, satisfy diversification, gross income and distribution requirements. (See “Tax Considerations” below.)

There can be no assurance that the Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund were to fail to qualify for treatment as a RIC in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. See “Tax Considerations.”

The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

Multiple Shareholders of the Master Fund Risk. The Fund’s assets consist primarily of its investment in the Master Fund. Therefore, in order to fund the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. The Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. However, the Master Fund has other investors, in the form of feeder funds, other than the Fund, and may have additional investors in the future and, if a repurchase offer by the Master Fund is oversubscribed, the Fund would have access to only a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors.

Subsidiary Risk. The Master Fund has formed a subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized domestically or in a foreign jurisdiction through which the Master Fund may invest in certain types of assets, including Regulation S securities. It is not anticipated that such subsidiaries would be registered under the 1940 Act. As an investor in such subsidiaries, the Master Fund would not have all of the protections offered to investors by the 1940 Act. However, it is anticipated that such subsidiaries would be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees, and managed by the Investment Manager. Therefore, the Master Fund’s ownership and control of such subsidiaries would make it unlikely that such subsidiaries would take actions contrary to the interests of the Master Fund or its shareholders.

Technological innovations may disrupt the markets and sectors in which we operate and subject us to increased competition or negatively impact the tenants of the properties securing our real estate-related securities investments.

Current trends in the real estate market and the sectors in which we invest generally have been toward disrupting the industry with technological innovation, and multiple young companies have been successful in capitalizing on this trend toward disruption. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect us, tenants of properties securing our real estate-related securities or our investments or alter the market practices that help frame our strategy. For example, the value of real estate-related securities secured by retail properties is affected by the increased prominence of online shopping that competes with brick and mortar retail, the value of real estate-related securities secured by hospitality properties is affected by competition from the non-traditional hospitality sector (such as short-term rental services), and the value of real estate-related securities secured office properties is affected by competition from shared office spaces (including co-working environments). Any of these new approaches could damage our investments and significantly disrupt the market in which we operate, which could materially and adversely affect our business, financial condition and results of investments.

77

Conflicts of Interest

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as shall be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects and/or Other Blackstone Vehicles, will serve on other committees and have other responsibilities throughout Blackstone and/or its portfolio entities, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the advantages across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different businesses, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone investment teams and portfolio entities may engage to advise and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive firm-wide synergies the Master Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which its private equity businesses, the BREP Vehicles and/or the BPP Vehicles may be considering making an investment or companies in which affiliates of Blackstone may hold an interest. As a consequence, that information, which could be of benefit to the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to us. In addition, to the extent that the Blackstone real estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of the Blackstone real estate group, generally also will be deemed to be in possession of such information or otherwise restricted, which will likely reduce the investment opportunities available to the Master Fund, prevent the Master Fund from exiting an investment or otherwise limit its investment flexibility. Members of the investment team may also be excluded from participating in certain investment decisions or otherwise replaced because of potential conflicts with other businesses at Blackstone or other reasons, in which case the Master Fund will not benefit from their expertise and advice. Additionally, confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone may provide Blackstone with information that will from time to time restrict or otherwise limit the Master Fund’s ability to make investments in such companies. Blackstone may enter into one or more strategic relationships, in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity it can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are

78

eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the 1940 Act, the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles , other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone may from time to time participate in underwriting or lending syndicates with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Such underwritings will be on a firm commitment basis or may be on an uncommitted “best efforts” basis. A Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate and purchase securities from the Master Fund or such portfolio entities or advise on such transactions. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions,

79

including transactions in the secondary markets where it will from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Master Fund and such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing (including loan servicing) fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, and consulting, monitoring, commitment, syndication, origination, organizational, financing and divestment fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Blackstone Vehicles is purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the Management Fee paid generally will not be reduced by such amounts. Blackstone may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions, discounts, fees or such other compensation from such other parties. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone, including other investment partnerships. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged which may be disadvantageous to the Master Fund. Where Blackstone serves as underwriter with respect to a portfolio entity’s securities, the Master Fund will from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time its ability to sell any securities that it continues to hold is restricted. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable).

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

80

Fees for Services; Fees from Issuers. The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used

81

by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by us. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a CMBS investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of

82

the 1940 Act and related guidance and interpretations issued by the SEC. The Fund and the Master Fund are currently seeking investment relief from the SEC to engage in co-investment transactions with affiliates of the Investment Manager. However, there can be no assurance that the Fund and the Master Fund will obtain such exemptive relief. Even if the Fund and the Master Fund receive exemptive relief, the Investment Manager’s affiliates will not be obligated to offer the Fund or the Master Fund the right to participate in any transactions originated by them. The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone

83

sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund).

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, REITs, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

84

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the Investment Management Agreement and Master Fund Investment Management Agreement and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

85

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities. In addition, subject to the requirements of the 1940 Act, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise an MBS that is owned by the Master Fund will be issued by, or be collateralized by properties owned by, portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

We have acquired and may in the future acquire MBS affiliated with Blackstone. We have acquired and may in the future acquire MBS whereby mortgages underlying the MBS were issued by, properties underlying the mortgages in the MBS are owned by, and/or the MBS is serviced by a Blackstone affiliate. While we will be acquiring such MBS from third parties and will forgo all non-economic rights (including voting rights) in such MBS as long as the affiliation persists, which should mostly mitigate any conflicts of interest, there is no assurance that such procedures will adequately address all of the conflicts of interest that may arise or will address such conflicts in a manner that results in the allocation of a particular investment opportunity to us or is otherwise favorable to us. Since certain of our executives are also executives of Blackstone, the same personnel may determine the price and terms for the investments for both us and these entities and there can be no assurance that any procedural protections, such as obtaining market prices or other reliable indicators of fair value, will prevent the consideration we pay for these investments from exceeding their fair value or ensure that we receive terms for a particular investment opportunity that are as favorable as those available from an independent third party.

Activities of Principals and Employees. Certain of the principals and employees of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain principals and employees of the Investment Manager may have a greater financial interest in the performance of such other funds or accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such organizations.

Service Providers and Counterparties. Certain advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms), that provide goods or services to the Master Fund, Blackstone and/or certain entities in which the Master Fund has an investment may also provide goods or services to or have business, personal, financial or other relationships with Blackstone and its other businesses. For example, certain portfolio entities enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of title and/or other insurance policies (which will from time to time be pooled

86

across portfolio entities and discounted due to scale) from a third party or a Blackstone affiliate, and other similar operational, administrative or management related initiatives that result in commissions, discounts or similar payments to Blackstone or its affiliates (including personnel), including related to a portion of the savings achieved by the portfolio entity. Such benefits will not result in an offset to the Management Fee. Such advisors and service providers referred to above may be investors in the Master Fund, affiliates of the Investment Manager, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which Blackstone and/or Other Blackstone Vehicles have an investment, and payments by the Master Fund may indirectly benefit Blackstone and/or such Other Blackstone Vehicles. In addition, certain employees of Blackstone may have family members or relatives employed by such advisors and service providers. The Investment Manager and/or its affiliates may also provide administrative services to the Master Fund for a fee. These relationships may influence Blackstone and/or the Investment Manager in deciding whether to select, recommend or create such an advisor or service provider to perform services for the Master Fund or a portfolio entity (the cost of which will generally be borne directly or indirectly by the Master Fund or such portfolio entity, as applicable) and may incentivize Blackstone to engage such a service provider over a third party and/or utilize the services of brokers or other service providers or to pay such brokers or other service providers higher fees or commissions, out of the Master Fund’s assets, in return for such brokers or service providers’ willingness to invest in the Master Fund, which could result in additional fees for the Investment Manager. Any fees from these providers described below do not offset Management Fees payable by the shareholders. Similarly, from time to time, Blackstone personnel may speak at conferences and programs which are sponsored by the Master Fund’s brokers, as applicable, for potential investors interested in investing in funds. Through such capital introduction events, prospective investors in the Master Fund have the opportunity to meet with the Investment Manager. Neither the Investment Manager nor the Master Fund will compensate the brokers for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) provided by a broker may influence the Investment Manager in deciding whether to use such broker in connection with brokerage, financing and other activities of the Master Fund.

Additionally, certain employees and other professionals of Blackstone have family members or relatives that are actively involved in the real estate industry and/or have business, personal, financial or other relationships with companies in the real estate industry (including the advisors and service providers described above), which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets which are actual or potential investments of the Master Fund or other counterparties of the Master Fund and its portfolio entities and/or assets. Moreover, in certain instances, the Master Fund or its portfolio entities may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund’s organizational documents will not preclude the Master Fund from undertaking any particular investment activity and/or transaction. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager.

Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

LNLS. Blackstone partnered with a leading national title agency to create Lexington National Land Services (“LNLS”), a title agent company. LNLS acts as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with U.S. investments by the Master Fund, Other Blackstone Vehicles and third parties. LNLS focuses on transactions in rate-regulated states where the cost

87

of title insurance is non-negotiable. LNLS will not perform services in nonregulated states for the Master Fund or Other Blackstone Vehicles unless (i) in the context of a portfolio transaction that includes assets in rate regulated states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when providing only support services to the underwriter and not negotiating the title policy or issuing it to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by the Master Fund based on its equity interest in LNLS. In each case, there will be no related offset to the Master Fund. As a result, while Blackstone believes the venture will provide services at or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize Blackstone to engage LNLS over a third party. We will not incur any expenses or receive any revenues when our borrowers engage LNLS.

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”), is a captive center of resources administered by ThoughtFocus Technologies LLC (“ThoughtFocus”), which is an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE may perform services for the Master Fund that may have historically been performed by Blackstone personnel, such as fund administrative services, data collection and management services, and technology implementation and support services, some of which will be paid for by the Master Fund on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the Master Fund’s payments for such services, and there will be no related offset to the Management Fee.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) may pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the

88

Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by us and Other Blackstone Vehicles). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or our participation in these relationships.

Blackstone receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Master Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). As a result, Blackstone may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of information learned from a portfolio company. In furtherance of the foregoing, Blackstone may enter into information sharing and use arrangements with portfolio companies and/or entities. Blackstone believes that access to this information furthers the interests of the shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Master Fund’s investment management activities. Subject to appropriate contractual arrangements, Blackstone may also utilize such information outside of the Master Fund’s activities in a manner that provides a material benefit to Blackstone and/or its affiliates, but not the Master Fund. The sharing and use of such information presents potential conflicts of interest. Any corresponding/resulting benefits received by Blackstone and/or its affiliates will not be subject to Management Fee offset provisions or otherwise shared with investors. As a result, the Investment Manager may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits Blackstone and/or its affiliates.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets.”

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the

89

Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund and the Fund, the Investment Manager considers the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

90

Management of the Fund

Board of Trustees

The Fund has a Board of Trustees which supervises the conduct of the Fund’s affairs and the Investment Manager’s overall management of the Fund. A majority of the Board of Trustees is comprised of persons who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Fund Declaration of Trust. The Trustees serving on the Board of Trustees were elected by the initial shareholder of the Fund. The Fund’s Board of Trustees also serves as the Board of Trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

Investment Manager

Overview

Blackstone Real Estate Income Advisors, L.L.C. is the Fund and the Master Fund’s investment manager. The Investment Manager is an affiliate of Blackstone , a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, infrastructure, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles). The Investment Manager has a limited history of operations.

Investment Process

The Master Fund’s portfolio is managed day-to-day by its portfolio managers under a consistent investment and approval process utilized for all of Blackstone’s liquid commercial real estate debt investment vehicles, which leverages the broader Blackstone real estate platform. The following is a brief summary of certain key aspects of the investment process the Investment Manager generally utilizes on behalf of the Master Fund.

•	Fundamental Analysis: The Investment Manager generally utilizes an asset-by-asset valuation approach to evaluate potential investments with a focus on underlying cash flow projections, replacement costs and sector-by-sector and market-by-market supply/demand trends.

•	Opportunistic Value-Orientation Philosophy: The Investment Manager opportunistically allocates capital to various real estate-related debt investments in different geographical areas (e.g., North America and Europe) and sectors (e.g., hospitality or multifamily) and various positions in the debt capital structure that provide an attractive risk-adjusted returns at various points in the respective real estate cycle.

•	Disciplined Investment Approach: The Investment Manager employs conservative underwriting and rigorous due diligence with respect to each investment while carefully assessing the impact of certain potential downside scenarios.

•	Concentrated, Long-term Investment Approach: The Investment Manager utilizes extensive market research, operating knowledge and underwriting capabilities to take concentrated positions in selective investments that generally are not based on near-term market fluctuations, but rather on the long-term prospects of the underlying real estate value.

•	Focus on Operations: The Investment Manager utilizes the knowledge, relationships and expertise of the existing operating team of Blackstone’s real estate group to evaluate the sponsorship of potential investments.

•	Long-term Positive Outlook for Real Estate: While the Master Fund may establish short positions, the Master Fund’s portfolio generally will have a long bias, as the Investment Manager currently believes in the long-term macroeconomic conditions that underpin real estate values.

91

•	Analysis of Market Cycles: The Investment Manager engages in continuous analysis of the real estate market across sectors and underlying business fundamentals, as well as the investment environment surrounding each opportunity. Given the cyclical nature of the real estate business, the timing of the investment, and its disposition, prove to be crucial factors in the ultimate success of a transaction.

Management Agreement

The Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of the Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Investment Manager will charge a pro rata portion of the Management Fee in the event of purchases or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s Investment Management Agreement are substantially the same as the terms of the Master Fund Investment Management Agreement, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee or Incentive Fee is payable by the Fund under its Investment Management Agreement with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Fund and the Master Fund. A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the Fund’s Investment Management Agreement is available in the Fund’s annual report to shareholders for the year ended December 31, 2017.

The Investment Manager has a robust risk management process in place. On a daily basis, the Investment Manager monitors market movements, hedges interest rate and credit risk as necessary, performs diligence on new issue and secondary market investment opportunities, manages conflicts with the broader Blackstone real estate platform and documents trading. On a weekly basis, the Investment Manager produces risk reports outlining portfolio duration, individual positions and sector exposure, holds a meeting during which the portfolio managers review the various risk reports, holds a meeting of operations and compliance personnel to review compliance and trading activity and periodically holds an update meeting with members of BREDS and real estate management to discuss portfolio composition, market trends and opportunities. The Investment Manager also reviews its watch list on a monthly basis and reviews portfolio valuation. Periodically, the Investment Manager will conduct stress testing, analyze brokerage activity and costs and review portfolio liquidity in relation to market conditions.

The Investment Manager has temporarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion).

The investment management agreements between the Investment Manager and each of the Fund and the Master Fund provide that the Investment Manager shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as advisor in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

The following individuals at the Investment Manager have primary responsibility for the day-to-day management of the Master Fund’s portfolio: Jonathan Pollack, Michael Nash and Michael Wiebolt.

For more information about portfolio manager compensation, other accounts they manage and their ownership of securities in the Fund, please refer to the SAI.

92

Incentive Fee

The Master Fund pays the Investment Manager a performance-based Incentive Fee promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund Investment Management Agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, and without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund, as described below.

For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between:

(x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of shares of the Master Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and

(y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of shares of the Master Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period.

All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses.

“Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. Upon termination of the advisory agreement, the Master Fund will pay the Incentive Fee to the Investment Manager as if the date of effectiveness of such termination is the end of the Master Fund’s fiscal year. In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Master Fund’s fiscal year-end due to the Master Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Master Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Master Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Investment Manager for such Fiscal Period. The Master Fund expects to continue to conduct repurchase offers each fiscal quarter. Fiscal Periods will therefore be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Investment Manager) four times each fiscal year. For purposes of determining the Master Fund’s Net Capital Appreciation, the Incentive Fee is calculated and accrued monthly as an expense of the Master Fund (as if each month is the end of the Master Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Master Fund’s loss carryforward account. The loss carryforward account is an account that had an initial balance of zero upon commencement of the Master Fund’s operations and, thereafter, is credited as of the end of each Fiscal Period with the amount of any Net Capital Depreciation (as defined below) of the Master Fund for that Fiscal Period and is debited with the amount of any Net Capital Appreciation of the Master Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” See “Summary of Fees and Expenses.”

93

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Risk Factors—Incentive Fee Risk.”) In addition, although the aggregate fees payable by the Master Fund to the Investment Manager are similar to those of private investment funds, they are higher than those paid by most registered investment companies.

“Net Capital Depreciation” means, with respect to any Fiscal Period, the difference, if any, between:

(x) the sum of (i) the value of the Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period) increased by the dollar amount of shares of the Master Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and (ii) the amount of any dividends, distributions or withdrawals during that Fiscal Period (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and

(y) the sum of (i) the value of the Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period), (ii) the Management Fee expense and sales load for that Fiscal Period, and (iii) the amount of any subscriptions to the Fund during that Fiscal Period.

All calculations of Net Capital Depreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses.

The following example illustrates how we would calculate our Incentive Fee based on the assumptions set forth below. Our actual results may differ materially from the following example.

Assume the following:

•	Net asset value at the beginning of the Fiscal Period equals $545,000,000;

•	Net asset value at the end of the Fiscal Period, after paying Management Fee expenses, is $699,000,000;

•	The loss carryforward account has a balance of $0;

•	There were subscriptions of $180,000,000 and $40,000,000 share repurchases during the Fiscal Period; and

•	$24,000,000 in dividends were paid out to shareholders during the Fiscal Period.

Under these assumptions, the Incentive Fee payable to our Investment Manager would be $8,250,000 as calculated below:

A.	Beginning net asset value ($545,000,000), plus dollar amount of shares issued ($180,000,000), excluding any dividends reinvested pursuant to the DRIP ($17,000,000)	$708,000,000

B.	The loss carryforward account balance	$0

C.	Ending net asset value ($699,000,000) plus shares repurchased ($40,000,000) plus dividends paid out ($24,000,000)	$763,000,000

D.	Net Capital Appreciation is equal to the difference between subtotal C and subtotal A	$55,000,000

E.	Incentive Fee is equal to 15% of (i) the difference of the Master Funds’ Net Capital Appreciation and (ii) the balance of the loss carryforward account plus any allocated Management Fee expense	$8,250,000

Expense Limitation Undertaking

The Investment Manager has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s Specified Expenses (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the

94

Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund and the Fund’s pro rata share of all expenses incurred in the business of the Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) brokerage costs, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or Master Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2018 without the Board’s consent.

The Fund has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three-year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the shareholders. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and the Master Fund

The Administrator and Escrow Agent

Each of the Fund and the Master Fund has appointed State Street Bank and Trust Company to serve as its administrator pursuant to an administration agreement between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund or any other agent of the Fund or the Master Fund), be liable to the Fund or the Master Fund or to any Fund shareholder or Master Fund shareholder for any act or omission, in the course of, or in connection with, the providing of services to the Fund or the Master Fund or for any loss or damage which the Fund or the Master Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund and the Master Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions

95

and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the applicable Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or the Master Fund (as applicable) or any other agent of the Fund or the Master Fund (as applicable)).

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third-party service provider to the Fund and the Master Fund and is not responsible for the preparation of this Prospectus.

The Administrator serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when Institutional Class II Shares may be subscribed for and monies may be transmitted to the Fund.

The Distributor

Blackstone Advisory Partners, L.P. (the “Distributor”), a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund.

Pursuant to the distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Custodian

State Street Bank and Trust Company serves as the Custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund and the Master Fund are not held by State Street Bank and Trust Company or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 1 Iron Street, Boston, MA 02110.

Transfer Agent

State Street Bank and Trust Company serves as the transfer agent for the Fund and the Master Fund (the “Transfer Agent”). The Transfer Agent’s principal business address is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

96

Subscription for Shares

The Offering

Institutional Class II Shares are being offered on a continuous basis at their net asset value per share and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. Institutional Class II Shares may be purchased only from selected broker-dealers or through the Distributor. This offering may be terminated at any time at the Fund’s sole discretion.

Institutional Class II Shares are being offered only to “Qualified Investors” as defined below. The minimum initial investment in the Fund by an investor is $25,000. Subsequent investments must be at least $5,000. These minimums may be waived by the Fund or the Investment Manager from time to time for certain investors.

The full subscription amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Institutional Class II Share purchase. However, in the Fund’s discretion, subscription amounts received after this deadline (but before the effective date of the Institutional Class II Share purchase) may be accepted. Investors will not have a rescission right after payment of the subscription amount is made. Institutional Class II Shares purchased will be issued at the net asset value as of the effective date of the Institutional Class II Share purchase. Notice of each Institutional Class II Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven Business Days after the Fund’s net asset value is distributed and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net asset value applicable on the effective date of the Share purchase, the net asset value applicable to a purchase of Institutional Class II Shares generally will be available within fifteen Business Days after the effective date of the Institutional Class II Share purchase; at that time, the number of Institutional Class II Shares based on that net asset value and each shareholder’s subscription amount will be determined and Shares are credited to the shareholder’s account.

Pending investment in the Fund, the proceeds of this offering will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective shareholder must complete the subscription documents, in which the prospective shareholder must certify, among other things, that he or she is a “Qualified Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Distributor must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However, in the Fund’s discretion, subscription documents received after this deadline (but before the effective date of the Institutional Class II Share purchase) may be accepted.

Qualified Investors

Each prospective shareholder in the Fund will be required to certify to the Fund that the Institutional Class II Shares are being acquired for the account of a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Shareholders who are “qualified clients” are referred to in this Prospectus as “Qualified Investors.” An individual will generally be considered a Qualified Investor if immediately prior to their subscription they have (i) at least $1 million under the management of the Investment Manager or (ii) at least $2.1 million in net worth. Existing shareholders who subscribe for additional Institutional Class II Shares will be required to qualify as Qualified Investors at the time of each additional purchase. Qualifications that must be met in becoming a shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any selling agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such selling agent.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective shareholder may lose some or all of his or her investment. Before making an investment decision, a prospective shareholder

97

should consider, among other things: (i) the suitability of the investment with respect to such prospective shareholder’s investment objectives and personal situation; and (ii) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective shareholders should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of Institutional Class II Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Institutional Class II Shares are not subject to a sales load. The Fund is not obligated to sell to a broker-dealer any Institutional Class II Shares that have not been placed with shareholders that meet all applicable requirements to invest in the Fund.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Institutional Class II Shares. There is no minimum number of Institutional Class II Shares (by all shareholders in aggregate) required to be purchased in this offering. The Distributor does not intend to make a market in the Institutional Class II Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Subject to the cap on expenses pursuant to the Expense Limitation and Reimbursement Agreement, the Fund agreed to pay for certain expenses of the Distributor in connection with this offering in the amount not exceeding $20,000.

The Fund operates pursuant to an exemptive order that has been granted by the SEC to permit the Fund to offer multiple classes of shares. Pursuant to the terms of the SEC exemptive order the Fund is required to adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company.

The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Institutional Class II Shares or the retention and/or servicing of shareholder accounts. This compensation would be in addition to compensation paid by the Fund, which is described in this Prospectus, and may be a fixed dollar amount, based on the number of customer accounts maintained by the selling agent or based on a percentage of the value of Shares sold to, or held by, customers of the selling agent. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. As of the date of this Prospectus, the following selling agent has an arrangement to receive such payments: Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The level of payments made to Merrill Lynch will not exceed 0.225% of the assets attributable to Merrill Lynch customers invested in the Fund.

98

Distributions

As of the date of this prospectus, we have paid distributions to our shareholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our shareholders and the sources of those distributions. Past distributions are not indicative of future distributions. Distributions may fluctuate from time to time and are not guaranteed.

Year	Record Date	Payable Date	Per Share Distribution	Source(s) of Distribution
2018	March 29	April 17	$12.97	Ordinary Income
2017	December 30	January 17, 2018	$14.68	Ordinary Income
	September 29	October 17	$10.56	Ordinary Income
	June 29	July 17	$11.15	Ordinary Income
	March 30	April 17	$11.21	Ordinary Income
2016	December 30	January 16, 2017	$35.75	Ordinary Income(1)
	September 29	October 17	$9.78	Ordinary Income
	June 29	July 15	$10.31	Ordinary Income
	March 30	April 15	$11.61	Ordinary Income
2015	December 30	January 15, 2016	$11.86	Ordinary Income (72.26%), Short-Term Capital Gains (18.97%), Long Term Capital Gains (7.59%), Return of Capital (1.18%)
	September 29	October 15	$10.31	Ordinary Income (86.61%), Short-Term Capital Gains (10.18%), Return of Capital (3.20%)
	June 29	July 15	$10.65	Ordinary Income
	March 30	April 15	$10.16	Ordinary Income
2014	December 30	January 15, 2015	$11.52	Ordinary Income (87.94%), Return of Capital (12.06%)
	September 29	October 16	$6.30	Ordinary Income
	June 30	July 16	$4.12	Ordinary Income

(1)	$10.20 of which was from net distributable investment income and $25.55 of which was from currency gains and swap income.

The Fund expects to continue to pay distributions on the Shares at least quarterly in amounts representing substantially all of its net investment income, if any. The Fund will pay substantially all taxable net capital gain realized on investments at least annually. For distributions made with respect to quarters that do not correspond to the end of a fiscal year, net investment income excludes the effect of Incentive Fees payable to the Investment Manager with respect to realized and unrealized gains on the value of the Master Fund’s investments, which are determined and paid as of the end of a fiscal year and fluctuate from period to period until such time.

Pursuant to the Plan, unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain distributions) will be automatically reinvested by the Fund in additional Shares. See “Repurchases and Transfers of Shares—Automatic Dividend Reinvestment Plan.”

99

Determination of Net Asset Value and Managed Assets

The net asset value of each class of the Fund and the Master Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because of the differences in service fees and class-specific expenses, the per share net asset value of each class may differ. Because the Fund invests substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s portfolio. The net asset value of each class of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund.

For purposes of calculating the Master Fund’s net asset value, the Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. U.S. GAAP defines fair value as the price that the Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager administers the valuation and pricing function of the Master Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these determinations, determinations of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or pricing/service broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Managed Assets is determined as net assets, plus the amount of leverage for investment purposes.

100

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no shareholder will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 10–25%) of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12-month period following acquisition will be subject to an Early Withdrawal Fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendation. The Investment Manager expects that it will recommend to the Fund’s Board that the Fund conduct quarterly repurchases. If a shareholder who is a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”) elects to tender its Shares in full and such full tender is accepted by the Fund, such shareholder’s participation in the Plan will be automatically terminated as of the applicable Tender Valuation Date and any distributions due to such shareholder but not yet paid as of such date will be paid in cash on the scheduled dividend payment date.

The Fund’s assets consist primarily of its investment in the Master Fund. Therefore, in order to fund the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Fund ordinarily will not offer to repurchase Shares unless the Master Fund conducts a repurchase offer for the Master Fund’s shares. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. The Fund generally cannot make a repurchase offer larger than the repurchase offer made by the Master Fund to the Fund. Moreover, the Master Fund has one other investor other than the Fund, Blackstone Real Estate Income Fund (“BREIF”), and if a repurchase offer by the Master Fund is fully subscribed or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by BREIF. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be both liquid and illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering the Investment Manager’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any shareholders have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and the Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

101

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open will not know the net asset value of their Shares at the time of tender, but may ascertain the current net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or shareholders not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering shareholders on an equal basis to the extent practicable. Shareholders may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If a shareholder tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the shareholder a non-interest-bearing, non-transferable promissory note entitling the shareholder to the payment described below:

(i) an initial payment equal to 95% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the shareholder, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund; and

(ii) a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered as of the Tender Valuation Date and purchased as of the Tender Valuation Date over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment and Contingent Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the Early Withdrawal Fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Institutional Class II Shares in the Fund.

102

A shareholder tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $25,000. If a shareholder tenders a number of Shares that would cause the aggregate net asset value of the shareholder’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a shareholder’s Shares in the Fund. The Fund or the Investment Manager may waive the minimum account balance from time to time.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value and Managed Assets” and additional risks are discussed under “Risk Factors—Liquidity Risks.”

The Investment Manager and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as a shareholder.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of portfolio securities of the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. The Investment Manager takes measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund or the Master Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s or the Master Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering and, in certain cases, non-tendering shareholders. See “Tax Considerations.”

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

The amount a shareholder is entitled to be paid for Shares tendered to the Fund with a tender valuation date within 12 months of the original issue date of such Shares will be reduced by 2% of the net asset value of the Shares repurchased by the Fund; this reduction is referred to herein as an “Early Withdrawal Fee.” For illustrative purposes, a shareholder that acquired Shares on April 1 will not incur an Early Withdrawal Fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. If applicable, payment of the Early Withdrawal Fee will be made by reducing the repurchase proceeds. The Early Withdrawal Fee will be retained by the Fund for the benefit of remaining shareholders. Shares repurchased will be treated as having been repurchased on a “first-in/first-out” basis. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares repurchased by such shareholder. The Investment Manager may waive the Early Withdrawal Fee in its sole discretion under certain circumstances.

103

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of a shareholder or any person acquiring Shares or portion of the Shares from or through a shareholder without consent or other action by the shareholder or other person or (ii) cause a shareholder to sell all or a portion of its Shares to another shareholder, at the most recently calculated net asset value of such shareholder’s Shares, for any reason deemed advisable by the Board, including but not limited to situations in which:

•	the Shares (or a portion of the Shares) have been transferred without the Investment Manager’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder;

•	ownership of the Shares (or portion of the Shares) by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or the Investment Manager subject the Fund or any shareholder to an undue risk of adverse tax (such as the Fund no longer being treated as a RIC) or other fiscal or regulatory consequences;

•	continued ownership of the Shares (or portion of the Shares) by the shareholder or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, the Investment Manager, or prevent the Investment Manager from receiving any fees in respect of the Fund or such shareholder;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true; or

•	the value of a shareholder’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from a shareholder’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Board or the Investment Manager (as applicable), which consent may be withheld in the Board’s or the Investment Manager’s (as applicable) sole discretion and shall not be subject to challenge by any potential assignor or assignee. The Board may, in its discretion, delegate to the Investment Manager its authority to consent to transfers of Shares. Unless waived by the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Fund Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder’s equity owners in certain circumstances, at the time of purchase meets the standard for a Qualified Investor. If a shareholder Transfers its Shares with the approval of the Board or the Investment Manager (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

104

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, each other shareholder and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Plan, unless a shareholder is ineligible or otherwise elects, all distributions (including capital gain distributions) will be automatically reinvested by the Fund in additional Institutional Class II Shares. Election not to participate in the Plan and to receive all distributions in cash may be made at any time by indicating that choice on the subscription documents or by sending written notice to the Administrator in accordance with the Plan at 1 Iron Street, Boston, MA 02110. A shareholder holding Shares through an Intermediary may elect to receive cash by notifying the intermediary (who should be directed to inform the Administrator in writing) at any time. If, however, a shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95 day period.

After the Fund determines to make a distribution, participants will be issued additional Shares at their then net asset value as of the dividend date. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and credited to the shareholder’s account, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of distributions will not relieve participants of any U.S. federal income tax that may be payable on such distributions. See “Tax Considerations.”

There is no direct service charge for participation in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and a shareholder’s account may be obtained by contacting the Administrator at 1 Iron Street, Boston, MA 02110 or by calling the Administrator at (855) 890-7725.

The terms and conditions of the Plan may be amended by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by sending written notice to the participants at least 30 days prior to the effective date thereof.

105

Description of Shares

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to the Fund Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares and may divide the Shares into one or more classes (each, a “Class”). The Shares are currently offered in two Classes. Each Class has a separate distribution fee arrangement but otherwise has the same rights and privileges as the other Class. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of the Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and distributions, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See “—Preferred Shares” below. All Shares of each Class are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its Shares.

Any additional offerings of shares will require approval by the Fund’s Board of Trustees. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of the Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s net asset value will be reduced immediately following the offering of the Shares by the amount of the offering expenses paid by the Fund. See “Summary—Fund Expenses.”

The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them soon after purchase.

Preferred Shares

The Fund Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the holders of the Shares. Holders of the Shares have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including distribution rate, liquidation preference and redemption provisions restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears will be determined by the Board of Trustees, subject to applicable law and the Fund Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of the Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the

106

approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Fund Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Shares as a single class.

The terms of any Preferred Shares issued by the Fund are expected to provide that the affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund Declaration of Trust. The Board of Trustees, without the approval of the holders of the Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

107

Certain Provisions in the Fund Declaration of Trust

The Fund Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Fund Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means Trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Fund Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares (including common and Preferred Shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Fund Declaration of Trust, but may be required in certain cases under the 1940 Act). The Fund Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the Trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Fund Declaration of Trust provides that the Fund may dissolve upon the vote of a majority of the Trustees and two-thirds of the Fund’s shares.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Fund Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Fund Declaration of Trust, which is on file with the SEC.

The Fund Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to stockholders of private, for profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements

108

under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Fund Declaration of Trust, which is on file with the SEC.

In addition, the default fiduciary duties of the Board of Trustees may be modified as set forth in the Fund Declaration of Trust and the Master Fund Declaration of Trust.

109

Portfolio Transactions

Portfolio transactions are allocated to brokers by each portfolio manager. Portfolio managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the portfolio managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. The Fund currently does not, and does not expect to, use soft dollar arrangements. If the Fund uses soft dollars in the future, portfolio managers will only use soft dollars in accordance with the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended.

In view of the fact that the investment program of certain of the portfolio managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the investment funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Master Fund intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two shareholders. As a result, the Master Fund will itself generally not be subject to U.S. federal income tax. Rather, each of the Master Fund’s shareholders, including the Fund, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Fund’s items of income, gain, loss, deduction and credit. For purposes of the discussion below, references to investments and activities of the Fund are deemed to include the Fund’s allocable share of investments and activities of the Master Fund.

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through the Master Fund generally will be determined as if the Fund realized such tax items directly. Similarly, for purposes of

110

determining whether the Fund satisfies the asset diversification test described in clause (3) above, the Fund intends to “look through” the Master Fund to the underlying assets. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares of the Fund pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers,

111

however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxes—Distributions” in the SAI) with respect to such Shares. In addition, no loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to non-U.S. shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

112

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

113

Certain ERISA Considerations

The following is a summary of certain considerations associated with the purchase of Institutional Class II Shares by employee benefit plans that are subject to Title I of ERISA, plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, an “ERISA Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of an ERISA Plan and prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such an ERISA Plan or the management or disposition of the assets of such an ERISA Plan, or who renders investment advice for a fee or other compensation to such an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In considering an investment in the Shares of a portion of the assets of any ERISA Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the ERISA Plan and the applicable provisions of ERISA or the Code or relating to a fiduciary’s duties to the ERISA Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by an ERISA Plan with respect to which the Fund or the Investment Manager is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption, of which there are many.

Plan Asset Issues

ERISA and the regulations (the “Plan Asset Regulations”) promulgated under ERISA by the U.S. Department of Labor generally provide that when an ERISA Plan acquires an equity interest in an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the 1940 Act, the ERISA Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by “benefit plan investors” as defined in Section 3(42) of ERISA or that the entity is an “operating company,” as defined in the Plan Asset Regulations.

In this regard each of the Fund and the Master Fund is an investment company registered under the 1940 Act, and as such, the underlying assets of the Fund and the Master Fund should not be considered to be “plan assets” for purposes of the fiduciary responsibility or prohibited transaction rules under Title I of ERISA or Section 4975 of the Code and the Investment Manager will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such shareholder solely as a result of its investment in the Fund.

114

Prospective investors should consult their own advisors to determine the suitability of Shares as an investment for, or with the assets of, an ERISA Plan.

The foregoing discussion is general in nature and is not intended to be all-inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing the Shares on behalf of, or with the assets of, any ERISA Plan, consult with their counsel regarding the potential applicability of ERISA or Section 4975 of the Code to such investment and whether an exemption would be applicable to the purchase of the Shares.

115

Securities Outstanding (as of March 31, 2018)

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Advisor Class I common shares of beneficial interest	Unlimited	N/A	60.639
Institutional Class II common shares of beneficial interest	Unlimited	N/A	323,162.503

Legal Proceedings

None of the Fund, the Master Fund, the Investment Manager or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any material proceeding instituted, or any material proceeding known to be contemplated, by a governmental authority.

Fiscal Year

The Fund’s fiscal year ends on December 31. The Fund sends to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

After the end of each fiscal year, each shareholder will receive a Form 1099 reporting income or gain.

116

117

APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P Global Ratings”) rating symbols and their meanings (as published by S&P Global Ratings) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) . . .	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” inactive qualifier

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligations Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.
[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.4 5

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-“D” and “Fi”-“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally

[4]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).
[5]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

May 1, 2018

Blackstone Real Estate Income Fund II

345 Park Avenue

New York, New York 10154

212-583-5000

The prospectuses of Blackstone Real Estate Income Fund II (the “Fund”), dated May 1, 2018 (each, a “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of a Prospectus or this SAI free of charge by contacting the Transfer Agent at One Heritage Drive, North Quincy, MA 02171, Attention: Blackstone Real Estate Income Fund II or 1-855-890-7725. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectuses.

-i-

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions of Blackstone Real Estate Income Master Fund (the “Master Fund”) and the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Master Fund’s outstanding voting securities or the holders of a majority of the Fund’s outstanding voting securities, respectively, which as used in this SAI means the lesser of (a) 67% of the common shares of the Master Fund or the Fund, respectively, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting and (b) more than 50% of outstanding shares of the Master Fund or the Fund, respectively. As a matter of fundamental policy, each of the Master Fund and the Fund:

(1)	Concentrates its investments in the real estate finance industry, including, without limitation, CMBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate;

(2)	May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3)	May not issue senior securities except to the fullest extent permitted by the 1940 Act;

(4)	May not purchase securities on margin (but the Master Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(5)	May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(6)	May make loans, only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(7)	May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Master Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(8)	May not purchase or sell commodities, except that the Master Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In addition to borrowings for investment purposes as described in the Prospectus, the Master Fund may borrow money as a temporary measure for extraordinary or emergency purposes and repurchase offers, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Master Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a minimum or maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding credit quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Master Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a nationally recognized statistical rating organization, or “NRSRO” (or as determined by Blackstone Real Estate Income Advisors L.L.C., the Fund’s and the Master Fund’s investment manager (the “Investment Manager”), if the security is not rated by an NRSRO) will not compel the Master Fund to dispose of such security or other asset.

INVESTMENT OBJECTIVE AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and approach that are described in the Prospectus.

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. There can be no assurance the Fund will achieve its investment objective. The Fund is a “feeder” fund in a “master-feeder” structure.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective as the Fund. Under normal market conditions, at least 80% of the Master Fund’s Managed Assets (as defined below) are invested in liquid investments in public and private real estate debt, including, but not limited to, CMBS, mortgages, loans, mezzanine and other forms of debt (including RMBS and other residential credit) and equity interests in CDOs, CLOs, REITs, listed vehicles and other entities that invest in real estate debt as one of their core businesses. That policy is non-fundamental, and may be changed by the Master Fund’s Board of Trustees (the “Board” or the “Trustees”) without shareholder approval. Shareholders will receive at least 60 days prior notice of any change in that policy. “Managed Assets” means net assets, plus the amount of leverage for investment purposes.

CMBS

As part of its investment strategy, the Master Fund invests in CMBS. CMBS may include multi-issuer CMBS, single-issuer CMBS and “rake bonds,” in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a real estate mortgage investment conduit (“REMIC”). Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest received from the pooled loans is paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner. Principal payments are usually handled the same way.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special) all, of whom are required to act in accordance with certain “servicing standards.” While the servicing standard may vary, the standard generally requires the servicer to use the same, care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer’s responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated “specially serviced,” the administration is transferred to a special servicer who takes over all the master servicer’s administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated “specially serviced” upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

Commercial Mortgage Loans

The Master Fund invests in whole commercial mortgage loans structured in a variety of ways that provide different types of risk, reward, and investment experience. The Master Fund lends money directly to the borrower of such loans, or may acquire loans in secondary market transactions. See “Risk Factors—Commercial Mortgage Loans” for more information regarding the risks associated with the various types of loans that may be owned by the Master Fund.

Generally. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes. A B-note is a mortgage loan typically (i) secured by a first mortgage on a commercial property or group of related properties and (ii) subordinated to an A-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining to repay B-note holders after payment to the A-note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments. The Master Fund cannot predict the terms of each B-note investment. In addition, a B-note may be in the form of a “rake bond.” A “rake bond” is a CMBS backed solely by a single promissory note secured by a mortgaged property, which promissory note is subordinate in right of payment to one or more separate promissory notes secured by the same mortgaged property.

Mezzanine Loans. The Master Fund invests in a variety of “mezzanine” loans, including those that take the form of a bond or subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Master Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Master Fund’s mezzanine loan. If a borrower defaults on the Master Fund’s mezzanine loan or debt senior to the Master Fund’s loan, or in the event of a borrower bankruptcy, the Master Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Master Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Residential Credit / RMBS

Generally. The Master Fund invests directly and indirectly in global residential credit investments. Such investments may include performing loans, nonperforming loans, residential mortgage loans and RMBS, which represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential Mortgage Loans. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

RMBS. At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States or in only a few foreign countries. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse political changes, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, foreign laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. See “Investment Objective and Techniques–Residential Credit / RMBS–Credit Risk Transfer Securities.”

It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Government Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency are ownership interests in the underlying mortgage loans. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Government mortgage pass-through securities may include those issued or guaranteed by Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States.

Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Credit Risk Transfer Securities. Credit risk transfer securities (“CRT securities”) are debt obligations issued by Fannie Mae and Freddie Mac. While the coupon payments are paid by Fannie Mae or Freddie Mac on a periodic basis, the payment of principal is dependent on the performance of loans in a reference pool of RMBS securitized by Fannie Mae or Freddie Mac. As principal on loans in the reference pool are paid, principal payments on the securities are made and the principal balances of the securities are reduced. Consequently, CRT securities mirror the payment and prepayment behavior of the mortgage loans in the reference pool. Unlike agency RMBS, full repayment of the original principal balance of the CRT securities is not secured by residential mortgages or guaranteed by a government sponsored enterprise; rather, “credit risk transfer” is achieved by the government sponsored enterprise issuing unsecured bonds that are entitled to payments based on a pool of residential mortgages. If the reference mortgages in the pool default in an amount in excess of a specified threshold, the principal amount of the CRT securities is written down, reducing the government sponsored enterprise’s payment obligation. By reducing the amount that the government sponsored enterprise is obligated to repay to holders of CRT securities, it is able to offset potential credit losses on the related mortgage loans. CRT securities are used by Freddie Mac and Fannie Mae to transfer the credit risk of residential mortgage pools to the private market while streamlining the securitization process and maintaining control of the underlying residential mortgage pools. While not secured by residential mortgages, CRT securities have similar economic benefits of agency RMBS in that they are issued by a government sponsored enterprise and provide returns based on the performance of a pool of residential mortgages. As an investor in a CRT security, the Master Fund may incur a loss if certain defined credit events occur, including, for certain CRT securities, if the loans in the reference pool experience delinquencies exceeding specified thresholds. The Investment Manager assesses the credit risk associated with CRT securities by assessing the current and expected future performance of the associated reference pool.

CMBS Interest-Only Certificates

The Master Fund invests in CMBS interest-only certificates (“IOs”). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Master Fund may not fully recoup its initial investment in such an IO.

REITs and Real Estate-Related Companies

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate loans or other debt investments and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. The Master Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs. The Master Fund also invests in real estate corporate debt securities, which consist of secured and unsecured obligations issued by REITs or other companies in the business of owning and/or operating real estate-related businesses.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations, or “CMOs,” and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Master Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Master Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Master Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest.

These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. “Hybrid” ARMs have underlying mortgages that combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining or low interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining or low interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Master Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Master Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Master Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Collateralized Debt Obligations

CDOs include, among other things, CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities, including securities that may be rated below investment grade or equivalent unrated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund’s Board. Moreover, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CDOs in which the Master Fund invests, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Master Fund acquires classes of CDOs, for which the Master Fund does not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of those loans, the related special servicer or collateral manager may take actions that could adversely affect the Master Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Term Loans

The Master Fund invests in term loans to companies in the real estate business. Term loans are secured and may carry variable or fixed interest rates, and monthly or quarterly repayment schedules and include a set maturity date. Lenders of term loans may either hold a senior or subordinated position in payment or lien priority.

CMOs and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Master Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “—Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which the Master Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Master Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Master Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Master Fund as liquid securities under procedures adopted by the Master Fund and approved by the Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Master Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Master Fund may fail to fully recoup its initial investment in these securities.

Stripped mortgage securities may be purchased for income, or for hedging purposes to protect the Master Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Consistent with the Master Fund’s investment objective and policies, the Investment Manager may also cause the Master Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be offered in the future as the market evolves.

High Yield Securities

Debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s and below BBB by S&P and Fitch), an equivalent rating assigned by another NRSRO or unrated but judged by the Investment Manager to be of comparable quality are commonly referred to as “high yield” securities.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. The Investment Manager seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Master Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Master Fund may have greater difficulty selling its portfolio securities. The Master Fund will be more dependent on the Investment Manager’s research and analysis when investing in high yield securities.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for the Master Fund.

The Master Fund’s credit quality policies apply only at the time a security is purchased, and the Master Fund is not required to dispose of a security in the event that a rating agency or the Investment Manager downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Manager may consider such factors as the Investment Manager’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

The Master Fund purchases unrated securities (which are not rated by a rating agency) when the Investment Manager determines that the securities are of comparable quality to rated securities that the Master Fund may purchase. When an investment is rated by more than one NRSRO, the Investment Manager will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Master Fund’s assets in securities rated investment grade).

Derivative Instruments

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. As described below, derivative instruments that may be used by the Master Fund include, but are not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps, credit default swap indices (including mortgage-backed securities indices) and other swap agreements. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Master Fund also may use those instruments to the extent consistent with the Master Fund’s investment objective and policies. Derivatives may constitute a form of Effective Leverage of the Master Fund, provided, however, that only forms of Effective Leverage that are considered senior securities under the 1940 Act will be considered leverage for the Master Fund’s leverage limits.

The value of some derivative instruments in which the Master Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Master Fund, the ability of the Master Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager to forecast market conditions, liquidity, currency movements, market values, interest rates and other applicable factors correctly. If the Investment Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Master Fund could be exposed to the risk of loss.

The Master Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Manager incorrectly forecasts market conditions, liquidity, currency movements, market values, interest rates or other applicable factors in using a derivatives strategy for the Master Fund, the Master Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances and the Investment Manager may choose not to use derivatives that are available to reduce portfolio risk or otherwise. The use of these strategies involves certain special risks, including, but not limited to, illiquidity risk, leverage risk, valuation risk, a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related Master Fund investments, the volatility of interest rates and the prices of reference instruments and mismatch in duration between a derivative instrument and the related “hedged” liability or asset. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Master Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Master Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Master Fund to close out or to liquidate its derivatives positions. In addition, the Master Fund’s use of such instruments may cause the Master Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Master Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See “Taxes.”

Options on Securities and Indices. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller, or “writer,” of the option the security underlying the option (or the cash value of the index) at a specified exercise price on one or more exercise dates. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, and the buyer, to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Generally, if an option written by the Master Fund expires unexercised, the Master Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the

Master Fund expires unexercised, the Master Fund realizes a short- or long-term capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Master Fund desires.

The Master Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Master Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Master Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Master Fund will realize a capital gain or, if it is less, the Master Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Master Fund is an asset of the Master Fund. The premium received for an option written by the Master Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Master Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.

In addition, the Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. With respect to selling a put or call option, the Master Fund will segregate assets or otherwise cover its obligations for the notional amount of such option.

Risks Associated with Options on Securities and Indices. There are various risks associated with the Master Fund’s use of options. As the seller (writer) of a covered call option on an individual security, the Master Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, the purchaser of an index option written by the Master Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Master Fund forgoes the opportunity to profit from increases in the values of securities held by the Master Fund whose values may be correlated with the securities making up the index. However, the Master Fund has retained the risk of loss (net of premiums received) should the value of the Master Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Master Fund’s portfolio and the Master Fund’s performance may be lower than it otherwise would have been if it did not write call options.

The Master Fund’s use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Master Fund’s portfolio securities. Further, a put option acquired by the Master Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Master Fund to lose its entire investment in the option.

The value of options used by the Master Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in interest payments or dividend rates of underlying securities, changes in market interest rates, changes in the actual or perceived volatility of the relevant markets and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. For instance, the use of written index options involves risk that the changes in value of the indices underlying the Master Fund’s options positions will not correlate closely with changes in the market value of securities held by the Master Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in net losses to the Master Fund (including at times when the market values of securities held by the Master Fund are declining) that exceed any gains received by the Master Fund from options premiums and any increase in value of the Master Fund’s portfolio securities. In these and other circumstances, the Master Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index option, when it would not otherwise choose to do so. Such sales would involve transaction costs borne by the Master Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Master Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities. A reduction in the exercise price of an option might reduce the Master Fund’s gain potential on underlying securities held by the Master Fund.

There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Master Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Master Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Master Fund writes (sells) or purchases may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The writer of an “American” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. An American option is an option that can be exercised at any time on or before its maturity. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by the Master Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Master Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that the Master Fund utilizes unlisted (or “over-the-counter”) options, the Master Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Foreign Currency Options. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price on one or more exercise dates. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price on one or more exercise dates. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Master Fund to reduce foreign currency risk using such options if it would otherwise choose to do so. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, Ginnie Mae Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Fund and the Master Fund are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund and the Master Fund, from registration as a “commodity pool operator” with respect to the Fund and the Master Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund and the Master Fund under the

CEA. In order to permit the Investment Manager to claim this exclusion with respect to the Master Fund, the Master Fund limits its transactions in certain futures, options on futures and swaps deemed “commodity interests” under CFTC rules (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions. In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accordingly, the Master Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Master Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Master Fund to additional registration and regulatory requirements and increased operating expenses.

Limitations on Use of Futures and Futures Options. The Master Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Master Fund, the Master Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Master Fund expects to earn interest income on its initial margin deposits. Each day the Master Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Master Fund but is instead a settlement between the Master Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Master Fund will mark to market its open futures positions.

The Master Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Master Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Master Fund realizes a capital gain, or if it is more, the Master Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Master Fund realizes a capital gain, or if it is less, the Master Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Master Fund may write (sell) straddles consisting of a call and a put written on the same underlying futures contract.

The requirements for qualification as a regulated investment company also may limit the extent to which the Master Fund may enter into futures, futures options and forward contracts. See “Taxes.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by the Master Fund of margin deposits in the event of the bankruptcy of the custodian or broker with whom the Master Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Master Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Master Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Master Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Master Fund seeks to close out a futures or a futures option position, and the Master Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Master Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Master Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Master Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Master Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Master Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Master Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Swap transactions may include swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit-linked swaps. Swap transactions also include currency exchange rate swap agreements and options on swap agreements (“swap options”).

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Master Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Master Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

The Master Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Depending on the terms of the particular option agreement, the Master Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Master Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Master Fund writes a swap option, upon exercise of the option the Master Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Master Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, the Master Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). The Master Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Master Fund).

A swap agreement may be considered a form of leverage, and could magnify the Master Fund’s gains or losses.

Whether the Master Fund’s use of swap agreements or swap options will be successful will depend on the Investment Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Master Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Master Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Master Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Master Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Master Fund’s interest. The Master Fund bears the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Master Fund. If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Master Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Master Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Master Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements. For instance, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Master Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Master Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements) and/or make them less effective, and the Master Fund may be unable to execute its investment strategy as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps

Credit default swap agreements that the Master Fund uses may have as reference obligations one or more securities that are not currently held by the Master Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Master Fund may be either the buyer or seller in the transaction. If the Master Fund is a buyer and no credit event occurs, the Master Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Master Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Master Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Master Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Master Fund had invested in the reference obligation directly since, in addition to general market risks and credit risk, credit default swaps are subject to illiquidity risk and counterparty risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

The Master Fund may invest in synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps on MBS. This includes swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Master Fund engages in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. In addition, the Master Fund may invest in credit default swap indices (e.g., CDX). A credit default swap index is a credit derivative used to hedge credit risk or to take a position on a basket of high yield corporate credit entities. The Master Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Index Securities

Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Reverse Repurchase Agreements and Dollar Rolls

Under a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price (which includes embedded interests) and date. The Master Fund enters into such agreements when the Investment Manager believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which increases earned income.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Master Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Master Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Master Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Master Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Master Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Master Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Master Fund’s repurchase of the underlying security.

In addition to the risks associated with leverage (see “Risk Factors—Leverage Risk” in the Prospectus), the Master Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions are subject to the risk that the market value of the securities that the Master Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Master Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Master Fund’s obligation to repurchase the securities. Furthermore, these instruments may be “illiquid.” Furthermore, the Master Fund’s counterparty may require the Master Fund to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract.

Repurchase Agreements

Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, in the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Master Fund would receive as an investor in the trust. See “—Credit Default Swaps” herein for additional information about credit default swaps. The Master Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” in the Prospectus, and will not be subject to applicable investment limitations and other regulations imposed by the 1940 Act (although the Master Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risk Factors—Liquidity Risks” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Master Fund at fair value as determined by the Trustees or persons acting at their direction. See “Determination of Net Asset Value and Managed Assets” in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Master Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Master Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Master Fund’s other investments. If the Master Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Master Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Master Fund does not participate in future gains or losses with respect to the security.

If the other party to a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity or could suffer a loss. The Master Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Master Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

A short sale is a transaction in which the Master Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Master Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Master Fund replaces the borrowed security, the Master Fund will incur a loss; conversely, if the price declines, the Master Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that the Master Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is “against the box” to the extent that the Master Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. So-called “naked” short sales are short sales that are not “against the box,” in which case a short seller’s losses could theoretically be unlimited, in cases where the short seller is unable for whatever reason to close out its short position.

Foreign (Non-U.S.) Securities and CMBS

General. Shareholders should recognize that investing in the securities of non-U.S. issuers and non-U.S. CMBS generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers and U.S. CMBS. Investments in securities of non-U.S. issuers and non-U.S. CMBS may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. If there are defaults in underlying loans of a CMBS secured by non-U.S. properties, the CMBS may not be able to realize value from such loans, including because of an inability to foreclose on the property, or may need to spend additional expense to achieve a foreclosure, owing to the laws and ability to enforce legal judgments in the applicable non-U.S. jurisdiction and/or political or economic instability. This potential inability to foreclose on property collateral for defaulted loans could damage the value of the non-U.S. CMBS loans we invest in. Moreover, substantial investments in non-U.S. securities and non-U.S. CMBS may have adverse tax implications.

Since most non-U.S. securities and non-U.S. CMBS are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Master Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Master Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Master Fund’s assets and the Master Fund’s income available for distribution. The Master Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Master Fund’s income may be received or realized in foreign currencies, the Master Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Master Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Master Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Master Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Master Fund and may have an adverse impact on the investment performance of the Master Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Master Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Master Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Master Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Master Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Master Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Master Fund. For example, the Master Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Master Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Master Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Master Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Master Fund are uninvested and no return is earned thereon. The inability of the Master Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Master Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Master Fund due to subsequent declines in the value of such portfolio security or, if the Master Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In addition, the Master Fund invests from time to time in investments located in member states of the European Union (“EU”), including investments made in Spain (EU). In light of the continued and ongoing uncertainty in European debt markets as a result of past sovereign debt crises affecting some of the members of the EU and the unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Master Fund’s investments in euro-denominated securities and derivatives contracts and securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Master Fund’s portfolio investments.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act includes certain limitations on the Master Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.

Non-U.S. Sub-custodians. Rules adopted under the 1940 Act permit the Master Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Master Fund, in which event the Master Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Master Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Master Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Master Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Master Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Master Fund should not be considered as a complete investment program.

The Investment Manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors may include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these may include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Investment Manager may also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Investment Manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Investment Manager will typically evaluate the relative value of an investment compared with its perceived credit risk. The Master Fund’s ability to achieve its investment objective may be more dependent on the Investment Manager’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Master Fund, as well as the value of securities in the Master Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Master Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Master Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Master Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Master Fund.

Sovereign Debt. Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Master Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Preferred Stock; Preferred Equity

These are investments subordinate to any junior mezzanine loan, but senior to the owners’ common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property.

Foreign Currency Transactions

Foreign currency transactions may include foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), or foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through currency forward contracts (“forwards”).

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to seek to protect the Master Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Master Fund might be expected to enter into such contracts under among others, the following circumstances:

Lock In. When the Investment Manager desires to seek to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Master Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Master Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Investment Manager wants to try to eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Manager thinks that the Master Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Master Fund might enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction (as described below) may offset most, if not all, of the yield advantage offered by the foreign security, but the Master Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Investment Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Master Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Master Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Master Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Master Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Master Fund’s net asset value per share.

The Master Fund enters into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Master Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Master Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Investment Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Master Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Master Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Investments in bank deposits denominated in foreign currencies can facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Hedging also may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. For further discussion of the tax consequences of the Fund’s hedging, see “Taxes” below.

In addition, the Master Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between the Fund’s book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. For a discussion of the requirements that the Fund must meet to qualify as a regulated investment company and the consequences for the Fund’s investments and distributions, see “Taxes” below.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities” below. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Master Fund’s common shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

Corporate Debt Securities

Bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities may include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are “perpetual” in that they have no maturity date.

The Master Fund’s investments in real estate-related corporate debt securities are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Master Fund is called for redemption or conversion, the Master Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Master Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “—High Yield Securities ” above.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Bank Loans, Assignments and Participations

Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations or special purpose entities (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Interbank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Master Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Master Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Manager will determine the liquidity of the Master Fund’s investments by reference to market conditions and contractual provisions.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becomes a part lender. When purchasing loan participations, the Master Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Master Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Master Fund has direct recourse against the borrower, the Master Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Master Fund were determined to be subject to the claims of the agent bank’s general creditors, the Master Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Master Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Master Fund and the corporate borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Master Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Master Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Master Fund. For example, if a loan is foreclosed, the Master Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Master Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Master Fund relies on the Investment Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Master Fund.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), the Master Fund has direct recourse against the borrower, the Master Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

From time to time, the Investment Manager and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Master Fund or may be intermediate participants with respect to Senior Loans in which the Master Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Master Fund.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Master Fund does not receive scheduled interest or principal payments on such indebtedness, the Master Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Master Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Lending Fees. In the process of buying, selling and holding Senior Loans, the Master Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Master Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Master Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the Master Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Master Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Master Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Master Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Master Fund has direct recourse against the borrower, the Master Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, The Investment Manager will perform such tasks on behalf of the Master Fund, although a collateral bank will typically hold any collateral on behalf of the Master Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Master Fund were determined to be subject to the claims of the Agent’s general creditors, the Master Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants, similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Master Fund derives interest income will be reduced. However, the Master Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. Senior Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Senior Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Master Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Master Fund’s security interest in any loan collateral or subordinate the Master Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Master Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Master Fund’s security interest in any loan collateral. If the Master Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Master Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Master Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Master Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Bank Loans, Assignments, and Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Bank Loans, Assignments, and Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Master Fund’s investment restriction relating to the lending of funds or assets by the Master Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash, and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

The Fund must include in income each year a portion of any original issue discount (“OID”) that accrues over the life of an obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. In order to satisfy a requirement for qualification as a regulated investment company under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the OID accrued on zero-coupon bonds, step-ups and PIKs. Because the Master Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued OID, in some years the Master Fund may have to distribute to the Fund (so that the Fund can make distributions to its shareholders) cash obtained from additional debt or equity capital or the sale of other portfolio holdings of the Master Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Master Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Master Fund to dispose of them or determine their current value.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments. OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when the Fund’s actual collection is supposed to occur at the maturity of the obligation. OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate. OID creates the risk that incentive fees will be paid to the adviser based on non-cash accruals that ultimately may not be realized, but the adviser will be under no obligation to reimburse the Fund for these fees.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a “floater”) is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Master Fund with a certain degree of protection against rising interest rates, the Master Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Illiquid Securities

Illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Master Fund has valued the securities) may include, among other things, certain written over-the-counter options, certain securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper that the Investment Manager has determined to be liquid in accordance with procedures adopted by the Board).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, certain investments of the Master Fund may become illiquid over time. For instance, certain investments of the Master Fund may be become subject to a ratings downgrade by a NRSRO or cease to be rated, which may reduce the Master Fund’s ability resell the security. To the extent NRSROs are restricted from rating certain CMBS, this could adversely impact liquidity in the CMBS market.

Rule 144A Securities

The Master Fund invests in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Master Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, or liquid if so determined by the Investment Manager in accordance with procedures adopted by the Board.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Master Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Master Fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Master Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Master Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Master Fund, the higher these transaction costs borne by the Master Fund generally will be. Transactions in the Master Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Master Fund’s performance.

The portfolio turnover rate of the Master Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Master Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to or on its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Master Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Manager to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Master Fund an amount equal to any dividends or interest received on the securities lent.

The Master Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Master Fund typically pays a rebate to the borrower. Subject to conditions established by the SEC staff, an investment company may transfer cash collateral into a joint account along with cash collateral of other affiliated investment companies. Cash collateral in any such joint accounts may be invested in repurchase agreements and/or short-term money market instruments. Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Master Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Master Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which the Investment Manager believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Master Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Master Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Master Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Master Fund, not the borrower.

Participation on Creditors Committees

Participation on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Master Fund may subject the Master Fund to expenses such as legal fees and may make the Master Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Master Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Master Fund on such committees also may expose the Master Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Short-Term Investments / Temporary Defensive Strategies

For temporary defensive purposes, the Master Fund may deviate from its principal investment strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. In those cases, the Master Fund may not achieve its investment objective when it does so. The Master Fund also may deviate from its principal investment strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

Cayman Islands or Other Foreign Subsidiary

The Master Fund has formed a wholly-owned subsidiary organized in the Cayman Islands and may in the future form additional subsidiaries organized in a foreign jurisdiction through which the Master Fund may invest in certain types of assets, including Regulation S securities. The Investment Manager serves as the investment adviser to such subsidiary and will serve as the investment adviser to any subsidiaries that may be formed. The Fund will look through such subsidiaries for purposes of determining compliance with the Master Fund’s investment restrictions (including its restriction related to the use of leverage), compliance policies and procedures and applicable custody rules. The financial statements of any such subsidiaries will be consolidated with the Master Fund’s financial statements in the Fund’s annual and semi-annual reports. The subsidiaries will be wholly-owned by the Master Fund and controlled by the Master Fund’s Board of Trustees. In order to enable the Fund to comply with the requirements of Subchapter M of the Code and, thus, to be taxed as a RIC, the Master Fund will not invest more than 25% of the value of its total assets through the Cayman Islands or any other foreign subsidiary. See “Taxes.”

MANAGEMENT

Board of Trustees

The overall management of the business and affairs of the Fund, including oversight of the Investment Manager, is vested in the Board of Trustees. Each member of the Board of Trustees shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Fund’s Board also serves as the Board of Trustees of the Master Fund.

The Trustees of the Fund, their ages, their positions with the Fund, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE*
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group, L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc.; Landmark Apartment Trust of America, Inc. (2014-2016); La Quinta Holdings Inc. (2014-2015)
NON-INTERESTED TRUSTEES
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Trump Entertainment Resorts, Inc.; Blackstone / GSO closed-end funds

Michael Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; the Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; Blackstone / GSO closed-end funds

Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit Committee	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	7	EQ Advisors Trust; Blackstone / GSO closed-end funds; Ciner Resources LP (master limited partnership)

*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.
(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Fund, Blackstone Real Estate Income Fund (“BREIF” and together with the Fund and the Master Fund, the “BREIF Funds”), the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.

The Trustees were selected to join the Board of Trustees based upon the following as to each Trustee: his character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Nash, his status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Nash, his role with the Investment Manager and Blackstone. No factor, by itself, was controlling. In addition to the information provided in the table included above, each Trustee possesses the following attributes: Mr. Aitkenhead, experience as an executive; Mr. D’Alelio, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; and Mr. Nash, as an executive and portfolio manager and leadership roles within the Investment Manager and Blackstone and extensive experience with, and strong record of success in investing in, real estate-related assets. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for directing the management of the business and affairs of the Fund. The Trustees oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers, including the Investment Manager, the custodian, the administrator and the transfer agent. As part of this process, the Trustees consult with the Fund’s independent auditors and with their own separate independent counsel.

The Trustees review the Fund’s financial statements and performance, as well as the quality of the services being provided to the Fund. As part of this process, the Trustees review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Trustees met six times during the most recent fiscal year. In addition, the Board has a standing Audit Committee and Nominating and Governance Committee that meet periodically and whose responsibilities are described below.

Each of the Audit Committee and the Nominating and Governance Committee is composed of all Trustees who have been determined not to be “interested persons” of the Fund, the Investment Manager or their affiliates within the meaning of the 1940 Act (“Independent Trustees”), and is chaired by an Independent Trustee. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Trustees is currently comprised of five Trustees. Mr. Aitkenhead, Mr. D’Alelio, Mr. Holland and Mr. Jasper are Independent Trustees. Mr. Nash serves as Chairman of the Board. Mr. Nash is an “interested person” of the Fund. The appointment of Mr. Nash as Chairman reflects the Board’s belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. D’Alelio serves as Lead Independent Trustee. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Trustee and presides at all meetings of the Board. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Fund’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Trustees (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Manager, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of Independent Trustees. The members of the Audit Committee are Mr. Aitkenhead, Mr. D’Alelio, Mr. Holland and Mr. Jasper. Mr. Jasper serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any. The Audit Committee met five times during the most recent fiscal year. The Fund’s Board of Trustees adopted an Audit Committee Charter at its organizational meeting.

Nominating and Governance Committee

The Fund’s Nominating and Governance Committee, the principal function of which is to select and nominate candidates for election as Trustees of the Fund, is currently composed of Mr. Aitkenhead, Mr. D’Alelio and Mr. Holland. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Fund’s Nominating and Governance Committee. Mr. Holland serves as the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee may consider nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders. The Nominating and Governance Committee did not meet during the most recent fiscal year. The Fund’s Board of Trustees adopted a Nominating and Governance Committee Charter at its organizational meeting.

The Nominating and Governance Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating and Governance Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominating and Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund or its management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustee of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies, if any.

The Nominating and Governance Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential trustee nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the business and affairs of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiries at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Investment Manager) and Chief Compliance Officer, who reports directly to the Board, to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Investment Manager regarding the Fund’s investment program and activities, the Board, as part of its risk oversight efforts, meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal control over financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Advisor Class I Shares

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)
Interested Trustee:
Mr. Nash	None	None
Non-interested Trustees:
Mr. Aitkenhead	None	None
Mr. D’Alelio	None	None
Mr. Holland	None	None
Mr. Jasper	None	$50,001-$100,000

Institutional Class II Shares

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)
Interested Trustee:
Mr. Nash	None	None
Non-interested Trustees:
Mr. Aitkenhead	None	None
Mr. D’Alelio	None	None
Mr. Holland	None	None
Mr. Jasper	$10,001-$50,000	$50,001-$100,000

(1)	The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services. The family of investment companies includes the Fund, BREIF and the Master Fund.

To the knowledge of the Fund, none of the Independent Trustees nor their immediate family members owned beneficially or of record securities issued by the Investment Manager or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager as of December 31, 2017, except that Mr. Jasper owns a less than 1% interest in Blackstone Strategic Alliance Fund II, a Blackstone-sponsored private investment vehicle.

Trustee Compensation

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, and are reimbursed for all out-of-pocket expenses relating to attendance at Board and committee meetings. Any Trustee who is an “interested person,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex, but are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.

Effective as of September 7, 2016, the Independent Trustees receive a retainer of $60,000 per annum. In addition to the annual retainer, the Chairman of the Board of Trustees, if a non-interested Trustee, receives $5,000 per annum, the chairperson of the Audit Committee receives $5,000 per annum, the chairperson of the Nominating and Governance Committee receives $5,000 per annum and the Lead Independent Trustee receives $5,000 per annum. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table sets forth information covering the total compensation paid by the Fund Complex during the fiscal year ended December 31, 2017 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund Complex during such period:

Director	Aggregate Compensation from the Fund, BREIF and the Master Fund	Total Compensation from the Fund Complex
Interested Trustee:
Mr. Nash	$0	$0
Non-interested Trustees:
Mr. Aitkenhead	$60,000	$60,000
Mr. D’Alelio	$65,000	$196,000
Mr. Holland	$65,000	$182,000
Mr. Jasper	$65,000	$192,000

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund and the Master Fund, their ages, their positions with the Fund, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (41) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015-Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999-2015)

Anthony F. Marone, Jr. (35) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014-2015) and Managing Director and Chief Financial Officer (2016-2017) of BREDS

Leon Volchyok (34) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013-2014), Principal (2015-2017) and Managing Director (2018) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008-2013)

Other Accounts Managed by Master Fund Portfolio Managers (as of December 31, 2017)

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for private pooled investment funds and other separate accounts is reported based on the Investment Manager’s practice of naming a particular individual or individuals to maintain oversight or trading responsibility for each account. Where the named individuals have been assigned primary day-to-day responsibility for the trading activities of a private pooled investment fund or separate account, that account has been allocated to those individuals for disclosure purposes.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)	Beneficial Ownership of Equity Securities in the Registrant
Jonathan Pollack	Registered Investment Companies	—	—	—	—	None

	Other Pooled Investment Vehicles	44	12.28 billion	29	7.59 billion	None

	Other Accounts	16	2.45 billion	13	1.63 billion	None

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)	Beneficial Ownership of Equity Securities in the Registrant
Michael Nash	Registered Investment Companies	—	—	—	—	None

	Other Pooled Investment Vehicles	44	12.28 billion	29	7.59 billion	None

	Other Accounts	16	2.45 billion	13	1.63 billion	None

Michael Wiebolt(1)	Registered Investment Companies	—	—	—	—	None

	Other Pooled Investment Vehicles	6	607 million	6	437 million	None

	Other Accounts	7	1.19 billion	4	796 million	None

(1)	The table identifies the assets as of December 31, 2017 for the accounts currently managed by Mr. Wiebolt, who was appointed a portfolio manager of the BREIF Funds effective as of February 1, 2018

Compensation of Portfolio Managers

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s and the Master Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Investment Manager, organized under the laws of Delaware and located at 345 Park Avenue, New York, New York 10154, owns beneficially approximately 100% of the outstanding Advisor Class I Shares and approximately 4.71% of the outstanding Institutional Class II Shares as of March 31, 2018. Blackstone Real Estate Special Situations Advisors L.L.C. is the sole member of the Investment Manager. Blackstone Holdings I L.P. is the sole member of Blackstone Real Estate Special Situations Advisors L.L.C., and in that capacity, directs their operations. Blackstone Holdings I/II GP Inc. is the general partner of Blackstone Holdings I L.P., and in that capacity directs its operations. The Blackstone Group L.P. is the controlling shareholder of Blackstone Holdings I/II GP Inc., and in that capacity directs its operations. Blackstone Group Management L.L.C. is the general partner of The Blackstone Group L.P., and in that capacity directs its operations. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

As detailed in the Prospectus, the Investment Manager is the investment adviser of the Fund and the Master Fund and as such, has responsibility for the management of the Fund’s and the Master Fund’s affairs, under the supervision of the Board. The Investment Manager is an affiliate of Blackstone, a leading global alternative asset manager. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, real estate, hedge fund solutions, non-investment grade credit, secondary private equity funds of funds and multi-asset class strategies. Blackstone also provides capital markets services. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of approximately $434 billion, including approximately $115 billion of investor capital under management in real estate funds or vehicles (including approximately $15 billion in real estate-related debt funds or vehicles).

The Investment Manager does not charge the Fund a Management Fee, but charges the Master Fund a Management Fee and an Incentive Fee pursuant to the Master Fund Investment Management Agreement, of which the Fund indirectly bears a pro rata share. The Management Fee will accrue monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or distributions by the Master Fund. The method of calculating the Management Fees payable by the Master Fund is described in more detail in the Prospectus under “Management of the Fund—Investment Manager.” For the fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Master Fund paid the Investment Manager Management Fees of $9,922,462, $19,964,972 and $15,432,032, respectively, and Incentive Fees of $14,368,615, $3,923,545 and $5,698,162, respectively, under the Master Fund Investment Management Agreement.

The Investment Manager has temporarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until December 31, 2018 (which may be extended, terminated or modified by the Investment Manager in its sole discretion).

Administrator

State Street Bank and Trust Company (the “Administrator”), located at 1 Iron Street, Boston, MA 02110, Attention: Blackstone Real Estate Income Fund II, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator (each, an “Administration Agreement”). The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund, as set forth in the Prospectus. The Administrator furnishes at its own expense, personnel necessary to perform its obligations under the Administration Agreements. The Administrator is not required to pay the compensation of any employees of the Fund or the Master Fund retained by the Boards of the Fund or Master Fund to perform services on behalf of the Fund or the Master Fund. See the section entitled “Management of the Fund—Other Service Providers to the Fund and Master Fund—The Administrator” in the Prospectus.

Custodian

State Street Bank and Trust Company serves as the custodian of the Fund’s assets and the Master Fund’s assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. See the section entitled “Management of the Fund—Other Service Providers to the Fund and Master Fund—Custodian and Escrow Agent” in the Prospectus.

Independent Registered Public Accounting Firm

The Fund’s and the Master Fund’s independent registered public accounting firm is Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112. Deloitte conducts an annual audit of the Fund’s and Master Fund’s financial statements.

Legal Counsel

Certain legal matters in connection with the Shares have been passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP relied as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. The proxy voting policies and procedures of the Investment Manager are attached as Appendix A. Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2017 is available (1) without charge, upon request, by calling toll free, 800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund invests substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions. The Investment Manager is responsible for decisions to buy and sell securities for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Master Fund may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, (ii) purchase and sell securities in the over-the-counter market from or to an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Affiliates of the Investment Manager may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Master Fund’s ability to acquire some fixed income instruments. The Investment Manager does not believe that this will have a material effect on the Master Fund’s ability to acquire fixed income instruments consistent with its investment policies. Sales to dealers are effected at bid prices.

Payments of commissions to brokers who are affiliated persons of the Master Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Investment Manager is responsible for making investments and will do so in a manner deemed fair and reasonable in its sole discretion to the Master Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Investment Manager considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Investment Manager, more than one firm can offer comparable execution services.

A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Manager to the Master Fund and its other clients and that the total commissions paid by the Master Fund will be reasonable in relation to the benefits to the Master Fund over the long term. The Management Fee that the Master Fund pays to the Investment Manager will not be reduced as a consequence of the Investment Manager’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Investment Manager, the Investment Manager would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other accounts that the Investment Manager manages, including the other feeder funds and other BREDS Vehicles, may own from time to time some of the same investments as the Master Fund. Investment decisions for the Master Fund are made independently from those of such other funds or accounts; however, from time to time, the same investment decision may be made for more than one fund or account.

Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund, in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act). As a result, in certain circumstances, a significant portion of the investment opportunities that would otherwise be available to the Master Fund may be allocated, in whole or in part, to Other Blackstone Vehicles.

While the annual portfolio turnover rate is not expected to exceed 200% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Master Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Master Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

As the Master Fund invests primarily in real estate debt investments, any brokerage commissions paid by the Fund or the Master Fund for the fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015 were de minimis.

TAXES

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Master Fund

The Master Fund intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two shareholders. As a result, the Master Fund will itself generally not be subject to U.S. federal income tax. Rather, each of the Master Fund’s shareholders, including the Fund, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Fund’s items of income, gain, loss, deduction and credit. For purposes of the discussion below, references to investments and activities of the Fund are deemed to include the Fund’s allocable share of investments and activities of the Master Fund.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through the Master Fund generally will be determined as if the Fund realized such tax items directly. Similarly, for purposes of determining whether the Fund satisfies the asset diversification test described in clause (3) above, the Fund intends to “look through” the Master Fund to the underlying assets.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Sale or Exchange of Shares

Upon the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

From time to time, the Fund offers to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund invests a portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Other Accrued Amounts

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). ). Moreover, under recently enacted tax legislation, the Fund generally will be required to take certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to the Fund’s debt instruments, such as original issue discount or market discount (as discussed below), earlier than would be the case under the general tax rules, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt instruments issued with original issue discount, for tax years beginning after December 31, 2018. Original issue discount and other accrued amounts are included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Shares in certain circumstances. Limits on the Fund’s payments of dividends on Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Shares.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm, for the Fund and the Master Fund contained in the Fund’s Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained upon request and without charge by writing State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110, or by calling 1-855-890-7725. No other portions of the Fund’s Annual Report are incorporated herein by reference.

Appendix A

Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II

and Blackstone Real Estate Income Master Fund (collectively, the “Funds”)

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies for Fund securities to Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”) pursuant to the Investment Manager’s proxy voting guidelines, which the Funds have adopted. Under these guidelines, the Investment Manager will vote proxies related to the Funds’ securities in the best interests of the Funds and their shareholders. Set forth below is a copy of the Investment Manager’s proxy voting policies and procedures.

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When a Fund is requested to vote on matters pertaining to the Fund, the Investment Manager, on behalf of the Fund, will vote these proxies in the best interest of the Fund’s investors and in accordance with these policies and procedures. These policies and procedures are a supplement to, and form a part of, the Manual.

II. Proxy Voting Procedures

All proxies received by the Fund will be sent to the Investment Manager’s CCO, who will ensure that:

(1)	A record is kept of each proxy received, which record keeping may be delegated as the CCO determines;

(2)	The proxy is forwarded, by e-mail or otherwise, to the investment professional who monitors the investment or the Investment Manager’s CIO, who will make the voting decision with respect to such proxy (the “Voting Person”); and

(3)	The Voting Person is provided the name of the entity that holds the security and the date by which the Fund must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Absent material conflicts (see Section IV), the Voting Person will determine how the Investment Manager should vote the proxy. The Voting Person will communicate his or her decision to the individual responsible for completing the proxy and delivering it in a timely and appropriate manner.

The Investment Manager may retain a third party to assist it in coordinating and voting proxies with respect to the Funds’ securities. If so, the Investment Manager’s CCO, CFO and/or COO shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

In the ordinary course of business, the Fund’s securities may be borrowed, hypothecated, rehypothecated or pledged by the Fund’s custodians on the record date for determining eligibility to vote a proxy. In such case, the Fund typically will not be eligible to vote the securities. The Investment Manager does not believe it is necessary or practical to insist that the custodians “lock up” the Fund’s securities at all times (i.e., not allow the Fund’s securities to be borrowed, hypothecated, rehypothecated or pledged). However, the Investment Manager will request that the custodian “lock up” the Fund’s securities on a record date if the vote in question is material to the Fund’s investment.

III. Voting Guidelines

In the absence of specific voting guidelines from the investors of a Fund, the Investment Manager, on behalf of a Fund, will vote proxies in the best interests of the Fund’s investors. The Investment Manager believes that

A-1

voting proxies for equity securities in accordance with the following guidelines is in the best interests of the investors of the Fund.

•	Generally, the Investment Manager will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of independent auditors (even, for the avoidance of doubt, where the proposed auditor is currently the auditor of a Fund affiliate), and increases in or reclassification of common stock.

•	Generally, the Investment Manager will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals relating to equity securities, the Investment Manager, on behalf of the Fund, will determine whether a proposal is in the investors’ best interests and may take into account the following factors, among others:

(1)	whether the proposal was recommended by management and the Investment Manager’s opinion of management;

(2)	whether the proposal acts to entrench existing management; and

(3)	whether the proposal fairly compensates management for past and future performance.

For proxies relating to non-equity securities, the Investment Manager, on behalf of the Fund, will determine on a case-by-case basis whether a proposal is in the investors’ best interests taking into account the class of investment held by the Fund’s investors and such other factors the Investment Manager deems appropriate.

The Investment Manager, on behalf of the Fund, may elect not to vote certain routine proxies where doing so would be unduly burdensome.

IV. Conflicts of Interest

(1)	The Investment Manager’s CCO will identify any conflicts that exist between the interests of a Fund and its investors. This examination will include a review of the relationship of the Fund and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is an investor of the Fund or an affiliate of the Fund, or the issuer has some other relationship with the Fund or an affiliate of the Fund.

(2)	If a material conflict exists, the Investment Manager will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the investors of the Fund.

V. Disclosure

Each Fund will disclose in each prospectus that investors in the Fund, by written request, may obtain information on how the Investment Manager, on behalf of the Fund, voted proxies received by the Fund, and may obtain a copy of these policies and procedures. If an investor so requests this information, the Investment Manager’s CCO, will prepare a written response to the investor that, with respect to the time period in question, lists, with respect to each voted proxy, (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Investment Manager, on behalf of the Fund, voted the proxy.

VI. Recordkeeping

The Investment Manager’s CCO will designate an individual to maintain records relating to the Fund’s proxy voting procedures. Records will be maintained and preserved for seven years from the end of the fiscal year during which the last entry was made on a record, with records for at least the first two years kept on site. The following will be included in such records:

(a)	A record of each vote that the Investment Manager casts on behalf of the Fund;

A-2

(b)	A copy of any document that the Investment Manager created that was material to making a decision on how to vote proxies, or that memorializes the decision; and

(c)	A copy of each written client/investor request for information on how the Fund voted proxies, and a copy of any written response to such request.

VII. Class Actions

When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. If class action documents are received by a Fund, the Voting Person, with input from the Investment Manager’s CCO, will determine if it is in the best interests of the Fund to participate in, or opt out of, the class action. The Investment Manager’s CCO will maintain appropriate documentation of such decision.

A-3